UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08004

                                 AMG Funds IV

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 299-3500

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2018 - October 31, 2019

                             (Annual Shareholder Report)

Item 1. Reports to Stockholders.

ANNUAL REPORT

AMG Funds October 31, 2019 AMG Funds

Class N, I, & Z Shares

Equity Fixed Income International

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	103119 AR082

AMG Funds Annual Report — October 31, 2019

TABLE OF CONTENTS			PAGE

LETTER TO SHAREHOLDERS			2

ABOUT YOUR FUND’S EXPENSES			3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Managers Fairpointe ESG Equity Fund	6	AMG River Road Small-Mid Cap Value Fund	46

AMG River Road Focused Absolute Value Fund	11	AMG River Road Small Cap Value Fund	51

AMG Managers Montag & Caldwell Growth Fund	17	AMG Managers Silvercrest Small Cap Fund	57

AMG River Road Dividend All Cap Value Fund	22	AMG Managers DoubleLine Core Plus Bond Fund	62

AMG River Road Dividend All Cap Value Fund II	29	AMG River Road Long-Short Fund	91

AMG Managers Fairpointe Mid Cap Fund	35	AMG Managers Pictet International Fund	98

AMG Managers LMCG Small Cap Growth Fund	41

FINANCIAL STATEMENTS

Statement of Assets and Liabilities			107

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations			113

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets			116

Detail of changes in assets for the past two fiscal years

Financial Highlights			121

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements			157

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM			174

OTHER INFORMATION			175

TRUSTEES AND OFFICERS			176

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS			178

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended October 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. Global stock markets swooned late in 2018 as hawkish U.S. Federal Reserve (Fed) policy and an escalation of the U.S./China trade war triggered a painful selloff. However, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. Investors clung to hopes of a positive outcome from U.S./China trade negotiations, even as doubts about the durability of the economic cycle lingered, and the S&P 500® Index returned 14.33% for the fiscal year. International equities were also resistant to pressures facing the global economy and generated an 11.27% return as measured by the MSCI All Country World ex USA Index.

In total, ten out of eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months. Investors sought the relative safety of defensive sectors, with utilities and real estate leading the index with returns of 26.73% and 23.71%, respectively. However, the higher growth information technology sector also generated a robust 22.60% return. Energy was the lone negative sector with a return of (11.40)% during the fiscal year. Growth stocks outperformed Value stocks for the full fiscal year with returns of 17.10% and 11.21% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued, but international developed and emerging markets still produced solidly positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 11.04% and 11.86%, respectively, in the twelve months ending October 31, 2019.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates later in the year. The 10-year Treasury yield fell from a high of 3.24% last November to a yield of 1.69% as of October 31, 2019. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 11.51% return. High yield bonds lagged the broader bond market and returned 8.38% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 9.42% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	14.33%	14.91%	10.78%

Small Caps	(Russell 2000® Index)	4.90%	10.96%	7.37%

International	(MSCI All Country World Index ex USA)	11.27%	8.07%	3.82%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	11.51%	3.29%	3.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	8.38%	6.03%	5.18%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	9.42%	3.62%	3.55%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.71%	1.74%	1.21%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG Managers Fairpointe ESG Equity Fund

Based on Actual Fund Return

Class N	1.12%	$1,000	$946	$5.49

Class I	0.90%	$1,000	$947	$4.42

Based on Hypothetical 5% Annual Return

Class N	1.12%	$1,000	$1,020	$5.70

Class I	0.90%	$1,000	$1,021	$4.58

AMG River Road Focused Absolute Value Fund

Based on Actual Fund Return

Class N	1.00%	$1,000	$1,048	$5.16

Class I	0.75%	$1,000	$1,050	$3.87

Class Z	0.71%	$1,000	$1,050	$3.67

Based on Hypothetical 5% Annual Return

Class N	1.00%	$1,000	$1,020	$5.09

Class I	0.75%	$1,000	$1,021	$3.82

Class Z	0.71%	$1,000	$1,022	$3.62

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG Managers Montag & Caldwell Growth Fund

Based on Actual Fund Return

Class N	1.14%	$1,000	$1,063	$5.93

Class I	0.98%	$1,000	$1,063	$5.10

Based on Hypothetical 5% Annual Return

Class N	1.14%	$1,000	$1,019	$5.80

Class I	0.98%	$1,000	$1,020	$4.99

AMG River Road Dividend All Cap Value Fund

Based on Actual Fund Return

Class N	1.13%	$1,000	$1,033	$5.79

Class I	0.86%	$1,000	$1,035	$4.41

Class Z	0.81%	$1,000	$1,035	$4.15

Based on Hypothetical 5% Annual Return

Class N	1.13%	$1,000	$1,020	$5.75

Class I	0.86%	$1,000	$1,021	$4.38

Class Z	0.81%	$1,000	$1,021	$4.13

About Your Fund’s Expenses (continued)

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG River Road Dividend All Cap Value Fund II

Based on Actual Fund Return

Class N	1.29%	$1,000	$1,034	$6.61

Class I	1.00%	$1,000	$1,036	$5.13

Class Z	0.94%	$1,000	$1,036	$4.82

Based on Hypothetical 5% Annual Return

Class N	1.29%	$1,000	$1,019	$6.56

Class I	1.00%	$1,000	$1,020	$5.09

Class Z	0.94%	$1,000	$1,020	$4.79

AMG Managers Fairpointe Mid Cap Fund

Based on Actual Fund Return

Class N	1.14%	$1,000	$924	$5.53

Class I	0.89%	$1,000	$925	$4.32

Class Z	0.82%	$1,000	$925	$3.98

Based on Hypothetical 5% Annual Return

Class N	1.14%	$1,000	$1,019	$5.80

Class I	0.89%	$1,000	$1,021	$4.53

Class Z	0.82%	$1,000	$1,021	$4.18

AMG Managers LMCG Small Cap Growth Fund**

Based on Actual Fund Return

Class N	1.31%	$1,000	$901	$6.28

Class I	1.10%	$1,000	$901	$5.27

Based on Hypothetical 5% Annual Return

Class N	1.31%	$1,000	$1,019	$6.67

Class I	1.10%	$1,000	$1,020	$5.60

AMG River Road Small-Mid Cap Value Fund

Based on Actual Fund Return

Class N	1.33%	$1,000	$1,026	$6.79

Class I	1.10%	$1,000	$1,027	$5.62

Class Z	1.04%	$1,000	$1,028	$5.32

Based on Hypothetical 5% Annual Return

Class N	1.33%	$1,000	$1,019	$6.77

Class I	1.10%	$1,000	$1,020	$5.60

Class Z	1.04%	$1,000	$1,020	$5.30

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG River Road Small Cap Value Fund

Based on Actual Fund Return

Class N	1.38%	$1,000	$1,020	$7.02

Class I	1.11%	$1,000	$1,022	$5.66

Class Z	1.03%	$1,000	$1,022	$5.25

Based on Hypothetical 5% Annual Return

Class N	1.38%	$1,000	$1,018	$7.02

Class I	1.11%	$1,000	$1,020	$5.65

Class Z	1.03%	$1,000	$1,020	$5.24

AMG Managers Silvercrest Small Cap Fund

Based on Actual Fund Return

Class N	1.42%	$1,000	$1,003	$7.17

Class I	1.15%	$1,000	$1,004	$5.81

Class Z	1.08%	$1,000	$1,004	$5.45

Based on Hypothetical 5% Annual Return

Class N	1.42%	$1,000	$1,018	$7.22

Class I	1.15%	$1,000	$1,019	$5.85

Class Z	1.08%	$1,000	$1,020	$5.50

AMG Managers DoubleLine Core Plus Bond Fund

Based on Actual Fund Return

Class N	0.94%	$1,000	$1,041	$4.84

Class I	0.69%	$1,000	$1,043	$3.55

Class Z	0.61%	$1,000	$1,043	$3.14

Based on Hypothetical 5% Annual Return

Class N	0.94%	$1,000	$1,020	$4.79

Class I	0.69%	$1,000	$1,022	$3.52

Class Z	0.61%	$1,000	$1,022	$3.11

About Your Fund’s Expenses (continued)

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG River Road Long-Short Fund***

Based on Actual Fund Return

Class N	1.45%	$1,000	$1,034	$7.43

Class I	1.20%	$1,000	$1,035	$6.16

Class Z	1.12%	$1,000	$1,035	$5.74

Based on Hypothetical 5% Annual Return

Class N	1.45%	$1,000	$1,018	$7.37

Class I	1.20%	$1,000	$1,019	$6.11

Class Z	1.12%	$1,000	$1,020	$5.70

AMG Managers Pictet International Fund

Based on Actual Fund Return

Class N	1.22%	$1,000	$1,013	$6.19

Class I	0.97%	$1,000	$1,014	$4.92

Class Z	0.90%	$1,000	$1,015	$4.57

Based on Hypothetical 5% Annual Return

Class N	1.22%	$1,000	$1,019	$6.21

Class I	0.97%	$1,000	$1,020	$4.94

Class Z	0.90%	$1,000	$1,021	$4.58

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

**

Excludes interest expense of 0.01% for Class N and Class I, respectively. If included, your actual and hypothetical expenses paid during the period would be $6.32 and $5.32 and $6.72 and $5.65 for Class N and Class I, respectively.

***

Excludes interest expense and dividends on short positions. If included, your annualized expense ratios would be 1.92%, 1.67% and 1.59% for Class N, Class I and Class Z, respectively, and your actual and hypothetical expenses paid during the period would be $9.84, $8.57 and $8.16, and $9.75, $8.49 and $8.08 for Class N, Class I and Class Z, respectively.

AMG Managers Fairpointe ESG Equity Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

The AMG Managers Fairpointe ESG Equity Fund (the “Fund”) Class N shares returned 2.54% for the fiscal year ended October 31, 2019, underperforming the Russell 1000® Index, which returned 14.15%. The Fund’s strategy is characterized by a long-term view, a portfolio of high-conviction investments, a focus on purchasing securities at a significant discount to fair value, and a willingness to hold (and add to) positions through volatile markets.

FISCAL YEAR REVIEW

Performance for the period was disappointing, marked by several positions that moved dramatically against us. We’ve reviewed our thesis and assumptions on all our holdings and eliminated one position due to deterioration of fundamentals, three others due to ESG (environmental, social, and governance) assessments, and the remaining five based on valuation. We are encouraged and believe that ultimately our holdings will be valued at higher levels than they are today.

Our largest contributors were Qualcomm, Inc. (QCOM), TEGNA, Inc. (TGNA), International Business Machines Corp. (IBM), ResMed, Inc. (RMD), and Owens Corning (OC).

Qualcomm engages in the development, design, and provision of digital telecommunications products and services, particularly relating to 5G technology. With headlines and aggressive ramps for 5G infrastructure around the world, the opportunity set for Qualcomm is particularly exciting and the stock has been strong. Additionally, the outstanding legal issues are trending slightly more positive and some of the outstanding litigation has been quantified, removing some of the uncertainty.

TEGNA operates 47 television stations and 2 radio stations in 39 markets and offers marketing services through TEGNA Marketing Solutions. The company reported better-than-expected results due to subscriber gains and continued revenue from political advertising. We believe the stock has even further potential due to TEGNA’s strong broadcasting business and expected growth from local programming initiatives. Political advertising is expected to pick up significantly with the upcoming 2020 election, which should further boost the company’s revenue and earnings.

While the stock has been strong, TEGNA remains undervalued due to investors’ negative perception around “cord cutting,” a concern that clouds the outlook for many cable and broadcasting companies. However, TEGNA has not been affected by this trend, and we believe that much of this trepidation is unfounded.

IBM is an information technology company which provides integrated solutions that leverage information technology and knowledge of business processes. It has been acquisitive through the years, transforming the company to a higher growth and more software-focused company. Their acquisition of Red Hat has been positive and has contributed revenue growth. With IBM’s generous dividend yield and good free cash flow generation, the stock has been moving higher.

Detractors for the fiscal year were Lions Gate Entertainment Corp. (LGF), Dean Foods Company (DF), Cars.com, Inc. (CARS), Adtalem Global Education, Inc. (ATGE), and Meredith Corp. (MDP).

Lions Gate, a developer and distributer of motion pictures and television programming, remains misunderstood due to the market’s short-term focus, which tends to overlook their long-term potential. Currently, the company’s Starz network has 25 million domestic subscribers through cable providers and streaming services. The company is building on its domestic success and expanding its international subscriber base, which should increase the company’s value long-term. In addition, the company’s unique content makes it an attractive strategic takeover target.

One ESG issue at Lions Gate is their corporate governance with two classes of stock (one non-voting), and less than ideal independence of directors. We own the voting stock and have actively engaged with management on their corporate governance and compensation.

Dean Foods engages in the manufacture, sale and direct-to-store distribution of milk and other dairy products. Our original thesis had been that dairy volumes and prices were stabilizing and that management was actively attempting to align their operating cost structure. Once we realized that they could not keep pace, we began to reduce the position and ultimately exited. The combination of a commodity product with a leveraged balance sheet was certainly a concern to us when we initiated the position, but we learned a valuable lesson from this combination of factors.

Cars.com provides an online digital platform that connects consumers with local automobile dealers across the country. Its revenues are derived from dealer subscriptions and automobile advertising. The company’s board of directors conducted a strategic review, including the potential sale of the company, for almost a year. In August this strategic review abruptly stopped, and although 29 interested parties came to the table, there was no sale of the company.

We still think the company has substantial value. Digital automotive advertising is a large and growing market, and Cars.com is a leading player. The company generates high profit margins, has an attractive valuation, and is poised for improved cash flow generation. With the major distraction of putting the company up for sale out of the way, management is now focused on gaining market share. Senior management and members of the board purchased stock in the third quarter.

Cars.com is an example of the problems with the ESG database providers rating systems. The company scores poorly due to concerns about data privacy, its peer group (which we think is inappropriate), and a lack of disclosure. In reality, the data the company collects is not credit sensitive information, and Facebook and certain other players are not appropriate peers. The company also has been rated poorly on carbon emissions, and while their customer is exposed to car sales (which include hybrids and electric vehicles), they have no direct material risks to carbon emissions in their business model.

POSITIONING AND OUTLOOK-ATTRACTIVE FUNDAMENTALS

Even though the U.S. economy continues to grow, we remain concerned about geopolitical risks, the trade war, slowing economic growth in Europe and China, and the overall impact of these conditions on the U.S. economy. The U.S. Federal Reserve (the Fed) has lowered the federal funds rate by one-quarter point twice in the past three months. Many U.S. companies are reluctant to invest in their businesses given the uncertainty. The volatility has allowed us to take advantage by adding several high-quality companies to the portfolio.

We are mindful of the news flow regarding tariffs, elections, and recessions, but our focus continues to be on long-term investing in sustainable companies. The news flow on ESG topics has become prolific, as has awareness of climate change risks. We are mindful of these issues and focus on companies that are attentive and prepared for these risks and should ultimately offer investors excess returns.

Thank you for your continued interest and support. Thyra E. Zerhusen, Chief Investment Officer Frances E. Tuite, CFA, Portfolio Manager Brian M. Washkowiak, CFA, Portfolio Manager

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Fairpointe ESG Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Fairpointe ESG Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Fairpointe ESG Equity Fund’s Class N shares on December 24, 2014, to a $10,000 investment made in the Russell 1000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Fairpointe ESG Equity Fund and the Russell 1000® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG Managers Fairpointe ESG Equity Fund[2,3,4,5,6,7,8,9]

Class N	2.54%	3.54%	12/24/14

Class I	2.75%	3.75%	12/24/14

Russell 1000® Index[10]	14.15%	10.12%	12/24/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]

Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[3]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[4]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[8]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10] The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. Unlike the Fund, the Russell 1000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Fairpointe ESG Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Health Care	23.5

Information Technology	18.7

Industrials	15.9

Communication Services	13.8

Consumer Discretionary	8.6

Consumer Staples	6.6

Financials	2.5

Materials	2.4

Short-Term Investments	5.1

Other Assets Less Liabilities	2.9

TOP TEN HOLDINGS

Security Name	% of Net Assets
Bristol-Myers Squibb Co.	4.0

QUALCOMM, Inc.	3.7

Quest Diagnostics, Inc.	3.4

TEGNA, Inc.	3.4

Magna International, Inc. (Canada)	3.4

Wabtec Corp.	3.3

Juniper Networks, Inc.	3.2

Agilent Technologies, Inc.	3.1

Bunge, Ltd.	3.1

Pentair PLC (United Kingdom)	3.1

Top Ten as a Group	33.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Fairpointe ESG Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 92.0%

Communication Services - 13.8%

Cars.com, Inc.*	21,600	$244,296

Lions Gate Entertainment Corp., Class A*	17,500	139,825

Meredith Corp.	8,150	307,255

The New York Times Co., Class A	8,600	265,740

Scholastic Corp.	8,450	325,325

TEGNA, Inc.	28,000	420,840

Total Communication Services		1,703,281
Consumer Discretionary - 8.6%

Adtalem Global Education, Inc.*	9,800	291,844

Magna International, Inc. (Canada)	7,800	419,406

Mattel, Inc.*	29,900	357,006

Total Consumer Discretionary		1,068,256

Consumer Staples - 6.6%

Bunge, Ltd.	7,100	383,400

Molson Coors Brewing Co., Class B	6,400	337,408

Unilever PLC, Sponsored ADR (United Kingdom)	1,500	90,165

Total Consumer Staples		810,973

Financials - 2.5%

Northern Trust Corp.	3,100	309,008

Health Care - 23.5%

Agilent Technologies, Inc.	5,100	386,325

Bristol-Myers Squibb Co.	8,590	492,809

Patterson Cos., Inc.	13,000	222,690

Quest Diagnostics, Inc.	4,200	425,250

ResMed, Inc.	1,910	282,527

Smith & Nephew PLC, ADR (United Kingdom)	7,400	319,828

Varex Imaging Corp.*	9,800	294,098

Varian Medical Systems, Inc.*	1,200	144,972

Waters Corp.*	1,600	338,592

Total Health Care		2,907,091

Industrials - 15.9%
Donaldson Co., Inc.	5,900	311,166

General Electric Co.	5,400	53,892

	Shares	Value

ManpowerGroup, Inc.	3,300	$300,036

Owens Corning	5,200	318,656

Pentair PLC (United Kingdom)	9,200	381,524

Quanta Services, Inc.	4,600	193,430

Wabtec Corp.	5,800	402,346

Total Industrials		1,961,050
Information Technology - 18.7%

Akamai Technologies, Inc.*	2,600	224,900

Cisco Systems, Inc.	2,250	106,897

Corning, Inc.	8,700	257,781

Cree, Inc.*	4,600	219,558

Hewlett Packard Enterprise Co.	7,400	121,434

International Business Machines Corp.	2,200	294,206

Juniper Networks, Inc.	16,000	397,120

QUALCOMM, Inc.	5,690	457,704

Teradata Corp.*	7,600	227,468

Total Information Technology		2,307,068

Materials - 2.4%

Commercial Metals Co.	15,500	299,615

Total Common Stocks (Cost $10,307,809)		11,366,342

Short-Term Investments - 5.1%

Other Investment Companies - 5.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[1]	208,812	208,812

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[1]	208,812	208,812

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[1]	215,139	215,139

Total Short-Term Investments (Cost $632,763)		632,763

Total Investments - 97.1% (Cost $10,940,572)		11,999,105

Other Assets, less Liabilities - 2.9%		360,640

Net Assets - 100.0%		$12,359,745

*	Non-income producing security.

[1]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe ESG Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$11,366,342	—	—	$11,366,342

Short-Term Investments

Other Investment Companies	632,763	—	—	632,763

Total Investments in Securities	$11,999,105	—	—	$11,999,105

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG River Road Focused Absolute Value Fund (the “Fund”) Class N shares returned 14.29%, outperforming the 10.65% return for the Russell 3000® Value Index.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was energy, driven by strong stock selection and an underweight allocation. Relative return also benefited from an overweight allocation and stock selection within communication services, as well as stock selection within financials. This was partially offset by negative stock selection in information technology and consumer staples, the sectors with the largest negative contribution to relative return. From a market cap perspective, the Fund’s small cap holdings significantly outperformed, returning 13.7% versus 3.2% for the Russell 2000® Value Index. Stock selection was positive across market capitalizations.

The top contributing holdings in the Fund were GCI Liberty, Inc. (GLIBA) and Brookfield Asset Management, Inc. (BAM). GCI Liberty owns a 7% economic interest in Charter Communications (CHTR) and is the largest cable provider and second-largest wireless provider in Alaska through assets acquired in the 2018 merger with GCI. In January, Charter reported strong results in support of our investment thesis with accelerating internet subscriber growth and improved video subscriber trends. Of the 51 million potential subscribers passed by Charter’s network, 51.2% subscribed to Charter’s internet services, up from 42.0% in 2015, demonstrating that Charter’s superior network is driving market share gains. Throughout the year, Charter’s internet subscriber growth continued to dwarf modest video subscriber losses. More importantly, internet subscribers carry much higher margins than video subscribers, which led to consistent quarterly EBITDA (earnings before interest, tax, depreciation, and amortization) growth year over year, excluding mobile expenses. Lastly, both Charter and GCI Liberty repurchased shares over the last year, reducing shares outstanding by -6.2% and -2.1%, respectively. Given the inherent advantages of the connected pipe into the home, we continue to believe Charter is well positioned to grow its internet services, despite potential threats from 5G services. Brookfield Asset Management is a global alternative asset manager with more than $385B in AUM (assets under management). In August Brookfield reported quarterly results ahead of expectations with double-digit growth in fee-related earnings driven by inflows across Brookfield’s strategies. Brookfield continues to build a significant war chest, with record liquidity of $49B, which we believe management will opportunistically invest in real assets. In September Brookfield held an investor day and highlighted the potential to generate $65B in cash flow over the next decade, of which $45B would be available for share repurchases, an amount nearly equivalent to Brookfield’s market cap as of October 31, 2019.

The bottom contributing holdings in the Fund were Conduent, Inc. (CNDT) and Kraft Heinz Co. (KHC). Conduent is a global business process outsourcer with expertise in transaction processing, customer care, human resource services, analytics, and automation. The company reported disappointing Q1 2019 results with weak new business signings, which caused a -7% reduction to FY 2019 EBITDA guidance. The company also announced CEO Ashok Vemuri would step down. The quarterly report suggested deeper issues within the sales force and weakened our assessment of the competitive positioning of the transportation business. This information led to a reduction in the assessed value and lowered the Fund’s overall conviction. Despite the poor results, Carl Icahn (who controls three of the company’s board seats) meaningfully increased his ownership in the company from 11.6% to 18% after the significant drop in the stock price. The stock responded positively to the Icahn news, and the team used it as an opportunity to exit the position.

Kraft is the fifth-largest food and beverage company globally. For much of 2018, the company dealt with weak consumer demand for packaged goods, resulting in shrinking revenues. By the end of the year the company produced strong organic revenue growth, but EBITDA margins fell significantly as Kraft reduced prices in the face of rising costs and higher SG&A. As a large unrealized loser with weaker fundamentals than expected, we exited the position.

POSITIONING AND OUTLOOK

The Fund invests in companies we believe represent the most attractive combination of risk (conviction) and reward (discount) available across the River Road universe of U.S. equity portfolio holdings. As of October 31, 2019, more than 63% of the Fund’s holdings were concentrated in the highest conviction stocks in the River Road universe and were trading at compelling discounts to assessed values. The Fund’s largest allocations by sector are in the financial and communication services sectors. We believe the Fund’s opportunistic, benchmark independent style is positioned to take advantage of even fleeting price dislocations created by rising volatility, a likely factor in the year ahead.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Focused Absolute Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Focused Absolute Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Focused Absolute Value Fund’s Class N shares on November 3, 2015, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Focused Absolute Value Fund and the Russell 3000® Value Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG River Road Focused Absolute Value Fund[2,3,4,5,6,7,8,9,10,11]

Class N	14.29%	12.17%	11/03/15

Class I	14.55%	12.44%	11/03/15

Class Z	14.69%	10.12%	09/29/17

Russell 3000® Value Index[12]	10.65%	9.04%	11/03/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]  A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[8]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[9]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[10] Investing in Publicly Traded Partnerships (PTPs) (including master limited partnerships) involves risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies. PTPs are also subject to capital market risks. PTPs may lose their partnership status for tax purposes. The Fund’s status as a regulated investment company may be jeopardized if it does not appropriately limit such investments in PTPs or if such investments are recharacterized for tax purposes.

AMG River Road Focused Absolute Value Fund Portfolio Manager’s Comments (continued)

[11] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holding within a particular sector, the risks associated with that sector increase.

[12] The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Focused Absolute Value Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	26.3

Communication Services	21.4

Health Care	10.4

Information Technology	9.6

Energy	7.6

Consumer Discretionary	7.5

Consumer Staples	6.6

Industrials	6.1

Utilities	2.6

Short-Term Investments	1.7

Other Assets Less Liabilities	0.2

TOP TEN HOLDINGS

Security Name	% of Net Assets
Berkshire Hathaway, Inc., Class B	7.0

Comcast Corp., Class A	5.1

Brookfield Asset Management, Inc., Class A (Canada)	4.5

GCI Liberty, Inc., Class A	4.4

LKQ Corp.	4.3

Hostess Brands, Inc.	4.1

UnitedHealth Group, Inc.	4.0

Kinder Morgan, Inc.	4.0

Sabre Corp.	3.8

Liberty Broadband Corp., Class C	3.7

Top Ten as a Group	44.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Focused Absolute Value Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 98.1%

Communication Services - 21.4%

Comcast Corp., Class A	166,155	$7,447,067

Discovery, Inc., Class C*	172,561	4,355,440

GCI Liberty, Inc., Class A*	91,585	6,409,118

Liberty Broadband Corp., Class C*	46,020	5,433,581

Liberty Latin America, Ltd., Class C*,1	208,119	3,831,471

Liberty Media Corp.-Liberty SiriusXM, Class C*	83,518	3,774,179

Total Communication Services		31,250,856

Consumer Discretionary - 7.5%

Expedia Group, Inc.	34,324	4,690,718

LKQ Corp.*	185,139	6,292,874

Total Consumer Discretionary		10,983,592

Consumer Staples - 6.6%

Hostess Brands, Inc.*	472,309	6,036,109

Walgreens Boots Alliance, Inc.	66,944	3,667,192

Total Consumer Staples		9,703,301

Energy - 7.6%

Kinder Morgan, Inc.	293,107	5,856,278

Marathon Petroleum Corp.	83,157	5,317,890

Total Energy		11,174,168

Financials - 26.3%

BB&T Corp.[1]	98,506	5,225,743

Berkshire Hathaway, Inc., Class B*	47,783	10,157,710

Brookfield Asset Management, Inc., Class A (Canada)	119,268	6,589,557

FGL Holdings (Bermuda)[1]	335,772	3,032,021

JPMorgan Chase & Co.	36,205	4,522,729

The Progressive Corp.	58,170	4,054,449

U.S. Bancorp	85,575	4,879,487

Total Financials		38,461,696

Health Care - 10.4%

McKesson Corp.	31,439	4,181,387

	Shares	Value

Premier, Inc., Class A*,1	159,454	$5,195,012

UnitedHealth Group, Inc.	23,306	5,889,426

Total Health Care		15,265,825

Industrials - 6.1%

Air Transport Services Group, Inc.*	140,412	2,936,015

GrafTech International Ltd.	262,427	3,170,118

Harsco Corp.*	138,745	2,812,361

Total Industrials		8,918,494

Information Technology - 9.6%

CDK Global, Inc.	78,464	3,965,571

NCR Corp.*,1	153,892	4,495,185

Sabre Corp.	236,331	5,549,052

Total Information Technology		14,009,808

Utilities - 2.6%

AES Corp.	219,722	3,746,260

Total Common Stocks (Cost $131,847,173)		143,514,000

Short-Term Investments - 1.7%

Other Investment Companies - 1.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[2]	831,511	831,511

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	831,511	831,511

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	856,709	856,709

Total Short-Term Investments (Cost $2,519,731)		2,519,731

Total Investments - 99.8% (Cost $134,366,904)		146,033,731

Other Assets, less Liabilities - 0.2%		334,408

Net Assets - 100.0%		$146,368,139

*	Non-income producing security.

[1]

Some of these securities, amounting to $14,351,760 or 9.8% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG River Road Focused Absolute Value Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$143,514,000	—	—	$143,514,000

Short-Term Investments

Other Investment Companies	2,519,731	—	—	2,519,731

Total Investments in Securities	$146,033,731	—	—	$146,033,731

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2019, the AMG Managers Montag & Caldwell Growth Fund (the “Fund”) Class N shares returned 18.29%, compared to the 17.10% return for its benchmark, the Russell 1000® Growth Index. The Fund is managed using fundamental valuation techniques that focus on a company’s future earnings and dividend growth rates. The process is primarily bottom-up and utilizes a present valuation model in which the current price of the stock is related to the risk-adjusted present value of the company’s estimated future earnings stream. The Fund seeks to invest in growth stocks selling at a discount to estimates of fair value and at a time when relative earnings-per-share growth is visible for the intermediate term.

MARKET ENVIRONMENT

U.S. stock indices experienced positive returns for the twelve months ended October 31, 2019, with a bias toward large cap stocks. The Russell 1000® Index (large cap) was up 14.15%, the Russell Midcap® Index (mid cap) was up 13.72%, and the Russell 2000® Index (small cap) was up 4.90% for the 12 months ended October 31, 2019. Among all capitalization categories, growth was the dominant theme. Technology and discretionary stocks led the way, resulting in unprecedented concentrations of position size and sector allocation for technology stocks in particular. For the full 12 months, growth outperformed value in each size segment, with the widest spread in returns between mid cap growth and mid cap value (18.93% vs. 10.08%, respectively). The performance advantage of growth over value in the large and small cap areas was also meaningful, though less pronounced than in mid cap.

PERFORMANCE REVIEW

The reporting period began with increased volatility in the equity markets as investors became increasingly concerned that both the Trump administration and the U.S. Federal Reserve (the

Fed) might make policy mistakes that could push an otherwise healthy economy into recession. The Fund’s discipline, which emphasizes quality and earnings consistency, in addition to avoiding overpaying for growth stocks, held up relatively well. The Fund’s bias toward high quality issues and more consistent, secular growth stocks tends to outperform in periods like these, as investors seek safety in the strongest balance sheets and the most assured earnings and cash flow streams. In the first and second quarters of 2019 we had a major reversal in policy by the Fed. The “triple pivot” of halting rate hikes (and ultimately lowering short-term rates), winding down quantitative tightening sooner than anticipated, and potentially allowing the economy and inflation to “run hot,” combined with growing optimism about a U.S.-China trade deal, helped propel the market higher. During the first calendar quarter of 2019, the Fund produced a very strong absolute return, but trailed the growth index primarily due to an underweight, or absence of, technology and communication services stocks. During the June quarter, the Fund outperformed the growth index with strong stock selection in most sectors, but in particular technology, seeming to indicate the market’s preference for the combination of quality, earnings growth, and attractive valuation. During this period, investors were blindsided in early May when trade negotiations between the United States and China unraveled and President Trump raised the level of tariffs from 10% to 25% on $200 billion worth of Chinese goods, as well as ordering preparations for tariffs on the remaining $300 billion of Chinese imports not being taxed. The Fund’s third quarter performance essentially matched the growth index. The Fund benefited from strong stock selection in financials, health care, and communication services while stock selection in staples and industrials was a modest drag. While the gains were modest during the third quarter of 2019, they masked some significant bouts of choppiness and volatility, particularly in August as the market grappled with an inverted yield curve (historically a reliable recession indicator) and the back-and-forth trade spat between the Trump administration and China. The final month of the performance period saw better absolute returns as investors felt more optimistic with regard to lower interest rates and progress on the U.S.-China trade negotiations. Stock selection was strong in the industrial and communication services sectors. Staples and technology holdings detracted from the Fund’s returns.

OUTLOOK

We expect S&P 500® Index profits to grow modestly, likely low single digits, in 2019 and 2020. Similar to what was experienced in both the first and second quarters, third quarter 2019 earnings are projected to be down 3%-4% versus the year-ago period, reflecting slower global growth. Should we see a repeat of recent history with actual results coming in better than initial projections, it is possible that third quarter profits end up flat to slightly positive by the time reporting season winds down. Earnings growth is expected to resume in the fourth quarter and in 2020. That said, current estimates implying approximately 10% growth next year seem too high to us given the current macroeconomic backdrop. We forecast something closer to 5% growth in earnings next year. This could limit near-term gains in the market as investors continue to adjust their expectations. On a positive note, accommodative central banks, as well as a re-opening of trade talks with China, should keep a floor under stocks. Netting it all out, we continue to see a narrow and volatile trading range for the time being, albeit with an upward bias as the business cycle continues to expand at a moderate pace.

The views expressed represent the opinions of Montag & Caldwell LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Montag & Caldwell Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Montag & Caldwell Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Montag & Caldwell Growth Fund’s Class N shares on October 31, 2009, to a $10,000 investment made in the Russell 1000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Montag & Caldwell Growth Fund and the Russell 1000® Growth Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Montag & Caldwell Growth Fund[2,3,4]

Class N	18.29%	9.95%	11.29%

Class I	18.49%	10.17%	11.54%

Russell 1000® Growth Index[5]	17.10%	13.43%	15.41%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[5]  The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Montag & Caldwell Growth Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Information Technology	34.2

Health Care	18.2

Communication Services	11.8

Consumer Discretionary	10.9

Financials	6.8

Materials	5.1

Consumer Staples	4.6

Industrials	4.6

Real Estate	1.4

Short-Term Investments	2.5

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Microsoft Corp.	5.5

Alphabet, Inc., Class A	4.9

Visa, Inc., Class A	4.6

Facebook, Inc., Class A	4.6

UnitedHealth Group, Inc.	4.3

Thermo Fisher Scientific, Inc.	4.3

Apple, Inc.	4.2

Abbott Laboratories	3.8

Lowe’s Cos., Inc.	3.7

S&P Global, Inc.	3.5

Top Ten as a Group	43.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Montag & Caldwell Growth Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 97.6%

Communication Services - 11.8%

Activision Blizzard, Inc.	204,000	$11,430,120

Alphabet, Inc., Class A*	19,331	24,333,863

Facebook, Inc., Class A*	118,596	22,728,923

Total Communication Services		58,492,906

Consumer Discretionary - 10.9%

Booking Holdings, Inc.*	4,875	9,987,754

Dollar Tree, Inc.*	73,680	8,134,272

Lowe’s Cos., Inc.	163,300	18,225,913

Ross Stores, Inc.	104,200	11,427,614

Ulta Beauty, Inc.*	26,567	6,194,096

Total Consumer Discretionary		53,969,649

Consumer Staples - 4.6%

Mondelez International, Inc., Class A	279,500	14,659,775

Monster Beverage Corp.*	149,181	8,373,530

Total Consumer Staples		23,033,305

Financials - 6.8%

Intercontinental Exchange, Inc.	176,735	16,669,645

S&P Global, Inc.	66,263	17,095,192

Total Financials		33,764,837

Health Care - 18.2%

Abbott Laboratories	224,800	18,795,528

Becton Dickinson & Co.	62,426	15,981,056

Edwards Lifesciences Corp.*	52,131	12,426,988

Thermo Fisher Scientific, Inc.	70,543	21,302,575

UnitedHealth Group, Inc.	84,905	21,455,493

Total Health Care		89,961,640

Industrials - 4.6%

Honeywell International, Inc.	82,584	14,264,734

IHS Markit, Ltd. (United Kingdom)*,1	122,600	8,584,452

Total Industrials		22,849,186

Information Technology - 34.2%

Accenture PLC, Class A (Ireland)	52,563	9,746,231

	Shares	Value

Amphenol Corp., Class A	136,100	$13,654,913

Apple, Inc.	84,271	20,963,254

Arista Networks, Inc.*	47,493	11,615,363

Fidelity National Information Services, Inc.	125,100	16,483,176

FleetCor Technologies, Inc.*	50,275	14,791,910

Mastercard, Inc., Class A	55,892	15,471,465

Microsoft Corp.	190,800	27,354,996

salesforce.com, Inc.*	105,790	16,555,077

Visa, Inc., Class A	127,202	22,751,350

Total Information Technology		169,387,735

Materials - 5.1%

Air Products & Chemicals, Inc.	57,366	12,233,873

The Sherwin-Williams Co.	23,232	13,296,138

Total Materials		25,530,011

Real Estate - 1.4%

American Tower Corp., REIT	31,032	6,767,459

Total Common Stocks (Cost $300,981,110)		483,756,728

Short-Term Investments - 2.5%

Other Investment Companies - 2.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[2]	4,140,347	4,140,347

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	4,140,347	4,140,347

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	4,265,812	4,265,812

Total Short-Term Investments (Cost $12,546,506)		12,546,506

Total Investments - 100.1% (Cost $313,527,616)		496,303,234

Other Assets, less Liabilities - (0.1)%		(725,348)

Net Assets - 100.0%		$495,577,886

*	Non-income producing security.
[1]

Some of these securities, amounting to $3,674,230 or 0.7% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Montag & Caldwell Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$483,756,728	—	—	$483,756,728

Short-Term Investments

Other Investment Companies	12,546,506	—	—	12,546,506

Total Investments in Securities	$496,303,234	—	—	$496,303,234

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG River Road Dividend All Cap Value Fund (the “Fund”) Class N shares returned 10.11%, while the Russell 3000® Value Index returned 10.65%.

MARKET AND PERFORMANCE REVIEW

U.S. corporate earnings growth has been in a downtrend throughout 2019 as the impact of corporate tax reform fades, economic growth slows, and trade tensions with China ratchet up. High yielding stocks outperformed amid the decline in long-term interest rates. The industrial sector had the most significant positive impact on relative results in the period due to strong stock selection and an overweight allocation, while the information technology (IT) sector had the most significant negative impact on relative results due to weak stock selection and an underweight allocation.

The two holdings with the largest positive contribution to the Fund’s total return were industrial distributor Fastenal Co. (FAST) and discount retailer Target Corp. (TGT). In Q1 2019, Fastenal reported strong daily sales growth of 13.1% for the quarter, marking seven consecutive quarters of double-digit growth. This strong top-line growth drove strong operating leverage on SG&A costs, which offset significant gross margin compression caused by mix shift. The company grew its lower margin non-fastener and national accounts businesses at much faster rates than the rest of the business, driving gross margin compression. We continue to believe that the company’s strategy of moving closer to its clients with onsite stores and vending machines makes it well positioned to continue taking market share.

Target was among the top 10 holdings at the beginning of 2019 and returned 66% as of Q3 2019, making it the top contributor for the year by a wide margin. The company reported great results with comparable sales growth of 3.4% versus a very difficult comparison and strong margin expansion. The quarter marked the ninth consecutive quarter of positive comparable sales driven by 2.4% traffic growth, a 34% increase in digital sales, and market share gains across core merchandising categories. Same-day fulfillment services like in-store pickup, drive-up, and Shipt (Target’s same-day delivery service) represented more than one-third of digital sales, up from 20% last year, and are becoming the preferred fulfillment choice by customers as they offer speed, convenience, and reliability. This mix shift contributed to a 17% increase in operating profit as same-day fulfillment options leverage store infrastructure, technology, and labor costs. Additionally, return on invested capital improved 80 bps to 15% and the company reiterated its commitment to growing the dividend annually and returning excess cash to shareholders through repurchases. Following the company’s stellar results, we increased our assessed value by 25% and increased our overall conviction in the stock. We modestly reduced the position as the stock traded near our new assessed value in September.

The two holdings with the lowest contribution to the Fund’s total return during the period were Marathon Petroleum Corp. (MPC), the largest independent petroleum product refining, marketing, retail, and transportation business in the United States, and Walgreens Boots Alliance, Inc. (WBA), the largest retail pharmacy chain in the U.S. and Europe. In October 2018, Marathon closed on its merger with Andeavor, making its new 16-refinery network the largest in the United States, responsible for 15% of total domestic refining capacity. It announced strong results for Q3 2018 in November, reporting EBITDA (earnings before interest, tax, depreciation, and amortization) of $2B for the second consecutive quarter, and increased synergy estimates by $400M to $1.4B during its analyst day in early December. However, the company’s stock price declined alongside its refining peers during the quarter (despite only ~50% of its EBITDA coming from its refining segment) as concerns about the global economy grew. Even using conservative estimates, we continue to view the company as an attractive investment and maintained the position during the quarter.

In January 2019, WBA reported weak results with a (3.2%) decline in retail sales comps in the United States. A portion of the weak retail sales was self-inflicted, as management de-emphasized certain products like tobacco and lower margin items. The company continued to aggressively repurchase shares in the quarter, resulting in a (1.2%) reduction of diluted shares outstanding. Management reaffirmed its 2019 outlook for 7% to 12% EPS (earnings per share) growth, including $3B in share repurchases. However, in February CVS reported weak results and warned about headwinds facing its pharmacy business for 2019, including lower branded drug inflation, fewer generics, and heightened reimbursement pricing pressure. Later that month, Walgreen’s CFO commented that the company was seeing similar headwinds but it was not until the first week of April that the company management abandoned its earlier 7% to 12% 2019 EPS growth guidance, updating expectations to flat year over year. Despite the headwinds to the business, we believe that management will wisely use the substantial free cash flow the business generates to continue growing its dividend, repurchasing shares, and growing the business.

POSITIONING AND OUTLOOK

Based on average weight, the Fund is significantly overweight in industrials and energy and significantly underweight in health care and financials. The overweight to the industrial sector versus the Russell 3000® Value benchmark was notably reduced following the elimination of four holdings in that sector. Despite the elimination of three holdings, the energy sector ended the period as the Fund’s largest overweight versus the benchmark due to the addition of two new positions to the Fund and the reduction in the benchmark weight in that sector. The underweight in health care was decreased, primarily due to the addition of two new holdings. Financials decreased their underweight following two additions, in that sector.

Slower global economic growth and declining interest rates remain our base expectation for the remainder of the year. However unlikely it may be, concerns that the economy is rolling over and a recession is possible before the 2020 election are legitimate. In addition to trade, Brexit, and the impeachment inquiry, we will be paying very close attention to consumer sentiment and our valuation inputs. In our view, there is no reason to expect a surge in earnings and economic growth in Q4 2019, and U.S. equity markets will be increasingly captive to trade discussions and political outcomes for the remainder of 2019. While politics will likely dictate the absolute direction of the market in the coming months, we believe that the near-term relative outlook for the Fund is largely shaped by any shift in the yield curve. We believe that the combination of an inverted yield curve and slowing economic growth is supportive of a defensive, income-oriented equity strategy like ours.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Dividend All Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Dividend All Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Dividend All Cap Value Fund’s Class N shares on October 31, 2009, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Dividend All Cap Value Fund and the Russell 3000® Value Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG River Road Dividend All Cap Value Fund[2,3,4,5,6,7,8,9]

Class N	10.11%	6.79%	11.12%	8.00%	06/28/05

Class I	10.32%	7.05%	11.41%	6.69%	06/28/07

Class Z	10.37%	—	—	6.35%	09/29/17

Russell 3000® Value Index[10]	10.65%	7.52%	11.91%	7.33%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  Investing in Publicly Traded Partnerships (PTPs) (including master limited partnerships) involves risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies. PTPs are also subject to capital market risks. PTPs may lose their partnership status for tax purposes. The Fund’s status as a regulated investment company may be jeopardized if it does not appropriately limit such investments in PTPs or if such investments are recharacterized for tax purposes.

[3]  An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.

[4]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10] The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000®

AMG River Road Dividend All Cap Value Fund Portfolio Manager’s Comments (continued)

companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not	available for investment and does not incur expenses. The Russell Indices are a trademark of the London Stock Exchange Group companies.	Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Dividend All Cap Value Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	18.1

Energy	14.1

Industrials	11.3

Communication Services	11.0

Consumer Staples	7.8

Information Technology	7.8

Consumer Discretionary	7.6

Real Estate	6.5

Health Care	6.4

Utilities	4.2

Materials	3.6

Short-Term Investments	3.5

Other Assets Less Liabilities	(1.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Target Corp.	3.4

BB&T Corp.	3.2

U.S. Bancorp	3.1

Kinder Morgan, Inc.	2.9

Corning, Inc.	2.8

Verizon Communications, Inc.	2.8

Comcast Corp., Class A	2.5

Aircastle, Ltd.	2.5

Cisco Systems, Inc.	2.5

Bristol-Myers Squibb Co.	2.5

Top Ten as a Group	28.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 98.4%

Communication Services - 11.0%

Cinemark Holdings, Inc.[1]	285,457	$10,447,726

Comcast Corp., Class A	346,025	15,508,840

The Interpublic Group of Cos., Inc.	363,244	7,900,557

Meredith Corp.	106,761	4,024,890

Omnicom Group, Inc.[1]	161,468	12,463,715

Verizon Communications, Inc.	281,391	17,015,714

Total Communication Services		67,361,442

Consumer Discretionary - 7.6%

Cedar Fair LP, MLP	186,773	10,416,330

Extended Stay America, Inc.	607,779	8,636,540

Six Flags Entertainment Corp.	147,887	6,239,353

Target Corp.	196,686	21,027,700

Total Consumer Discretionary		46,319,923

Consumer Staples - 7.8%

Kimberly-Clark Corp.	109,950	14,610,156

PepsiCo, Inc.	86,186	11,822,134

Unilever PLC, Sponsored ADR (United Kingdom)	201,148	12,091,006

Walgreens Boots Alliance, Inc.	113,953	6,242,345

Walmart, Inc.	24,790	2,906,876

Total Consumer Staples		47,672,517

Energy - 14.1%

Chevron Corp.	57,709	6,702,323

Enterprise Products Partners LP, MLP	542,931	14,132,494

Exxon Mobil Corp.	124,700	8,425,979

Kinder Morgan, Inc.	887,549	17,733,229

Magellan Midstream Partners LP, MLP [1]	183,618	11,443,074

Marathon Petroleum Corp.	165,288	10,570,167

Valero Energy Corp.	76,867	7,454,562

The Williams Cos., Inc.	460,877	10,282,166

Total Energy		86,743,994

Financials - 18.1%

Axis Capital Holdings, Ltd. (Bermuda)	163,173	9,697,371

BB&T Corp.[1]	369,116	19,581,604

CNA Financial Corp.	197,935	8,875,405

Fidelity National Financial, Inc.	298,340	13,675,906

Lazard, Ltd., Class A1	223,115	8,328,883

The PNC Financial Services Group, Inc.	87,547	12,843,145

Stock Yards Bancorp, Inc.	110,122	4,398,273

U.S. Bancorp	329,979	18,815,402

Wells Fargo & Co.	125,595	6,484,470

	Shares	Value

WesBanco, Inc.[1]	223,048	$8,384,374

Total Financials		111,084,833

Health Care - 6.4%

AbbVie, Inc.	120,288	9,568,910

Amgen, Inc.	67,199	14,330,187

Bristol-Myers Squibb Co.	265,487	15,230,989

Total Health Care		39,130,086

Industrials - 11.3%

Aircastle, Ltd.[1]	566,291	15,414,441

Fastenal Co.[1]	413,907	14,875,818

Illinois Tool Works, Inc.	66,731	11,249,512

KAR Auction Services, Inc.[1]	189,888	4,720,616

MSC Industrial Direct Co., Inc., Class A1	42,462	3,108,643

Thomson Reuters Corp. (Canada)	108,045	7,267,107

United Parcel Service, Inc., Class B	112,315	12,935,318

Total Industrials		69,571,455

Information Technology - 7.8%

Cisco Systems, Inc.	323,473	15,368,202

Corning, Inc.[1]	578,939	17,153,963

Intel Corp.	112,486	6,358,834

QUALCOMM, Inc.	110,789	8,911,867

Total Information Technology		47,792,866

Materials - 3.6%

Linde PLC (United Kingdom)	22,024	4,368,460

LyondellBasell Industries NV, Class A	117,884	10,574,195

RPM International, Inc.	94,417	6,838,623

Total Materials		21,781,278

Real Estate - 6.5%

Iron Mountain, Inc., REIT [1]	436,878	14,329,598

Ryman Hospitality Properties, Inc., REIT	91,217	7,677,735

Sabra Health Care REIT, Inc.[1]	294,480	7,244,208

Ventas, Inc., REIT	164,091	10,682,324

Total Real Estate		39,933,865

Utilities - 4.2%

AES Corp.	631,079	10,759,897

Dominion Resources, Inc.	181,116	14,951,126

Total Utilities		25,711,023

Total Common Stocks (Cost $460,446,612)		603,103,282

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 3.5%

Joint Repurchase Agreements - 1.9%[2]

Cantor Fitzgerald Securities, Inc., dated 10/31/19, due 11/01/19, 1.750% total to be received $2,775,398 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 11/25/19 - 10/20/68, totaling $2,830,882)	$2,775,263	$2,775,263

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.740% total to be received $2,775,397 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 8.000%, 12/01/20 - 01/01/59, totaling $2,830,768)	2,775,263	2,775,263

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $583,670 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $595,315)	583,642	583,642

Daiwa Capital Markets America, dated 10/31/19, due 11/01/19, 1.750% total to be received $2,775,398 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 11/21/19 - 10/20/49, totaling $2,830,768)	2,775,263	2,775,263

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $2,775,399 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $2,830,769)	2,775,263	2,775,263

Total Joint Repurchase Agreements		11,684,694

	Shares	Value

Other Investment Companies - 1.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[3]	3,160,382	$3,160,382

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[3]	3,160,382	3,160,382

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[3]	3,256,151	3,256,151

Total Other Investment Companies		9,576,915

Total Short-Term Investments (Cost $21,261,609)		21,261,609

Total Investments - 101.9% (Cost $481,708,221)		624,364,891

Other Assets, less Liabilities - (1.9)%		(11,384,628)

Net Assets - 100.0%		$612,980,263

[1]

Some of these securities, amounting to $95,829,561 or 15.6% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

MLP   Master Limited Partnership

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$603,103,282	—	—	$603,103,282

Short-Term Investments

Joint Repurchase Agreements	—	$11,684,694	—	11,684,694

Other Investment Companies	9,576,915	—	—	9,576,915

Total Investments in Securities	$612,680,197	$11,684,694	—	$624,364,891

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG River Road Dividend All Cap Value Fund II (the “Fund”) Class N shares returned 10.15%, while the Russell 3000® Value Index returned 10.65%.

PERFORMANCE REVIEW

U.S. corporate earnings growth has been in a downtrend throughout 2019 as the impact of corporate tax reform fades, economic growth slows, and trade tensions with China ratchet up. High yielding stocks outperformed amid the decline in long-term interest rates. The Fund outperformed due to strong stock selection. The industrial sector had the most significant positive impact on relative results in the period due to strong stock selection and an overweight allocation, while the information technology (IT) sector had the most significant negative impact on relative results due to weak stock selection and an overweight allocation.

The two holdings with the largest positive contribution to the Fund’s total return were industrial distributor Fastenal Co. (FAST) and discount retailer Target Corp. (TGT). In Q1 2019 Fastenal reported strong daily sales growth of 13.1% for the quarter, marking seven consecutive quarters of double-digit growth. This strong top-line growth drove strong operating leverage on SG&A costs, which offset significant gross margin compression caused by mix shift. The company grew its lower margin non-fastener and national accounts businesses at much faster rates than the rest of the business, driving gross margin compression. We continue to believe that the company’s strategy of moving closer to its clients with onsite stores and vending machines makes it well positioned to continue taking market share.

Target was among the top 10 holdings at the beginning of 2019 and returned 66% as of Q3 2019, making it the top contributor for the year by a wide margin. The company reported great results with comparable sales growth of 3.4% versus a very difficult comparison and strong margin expansion. The quarter marked the ninth consecutive quarter of positive comparable sales driven by 2.4% traffic growth, a 34% increase in digital sales, and market share gains across core merchandising categories. Same-day fulfillment services like in-store pickup, drive-up, and Shipt (Target’s same-day delivery service) represented more than one-third of digital sales, up from 20% last year, and are becoming the preferred fulfillment choice by customers as they offer speed, convenience, and reliability. This mix shift contributed to a +17% increase in operating profit as same-day fulfillment options leverage store infrastructure, technology, and labor costs. Additionally, return on invested capital improved 80 bps to 15% and the company reiterated its commitment to growing the dividend annually and returning excess cash to shareholders through repurchases. Following the company’s stellar results, we increased our assessed value by 25% and increased our overall conviction in the stock. We modestly reduced the position as the stock traded near our new assessed value in September.

The two holdings with the lowest contribution to the Fund’s total return during the period were Marathon Petroleum Corp. (MPC), the largest independent petroleum product refining, marketing, retail, and transportation business in the United States, and Walgreens Boots Alliance, Inc. (WBA), the largest retail pharmacy chain in the U.S. and Europe. In October 2018, Marathon closed on its merger with Andeavor, making its new 16-refinery network the largest in the United States, responsible for 15% of total domestic refining capacity. It announced strong results for Q3 2018 in November, reporting EBITDA (earnings before interest, tax, depreciation, and amortization) of $2B for the second consecutive quarter, and increased synergy estimates by $400M to $1.4B during its analyst day in early December. However, the company’s stock price declined alongside its refining peers during the quarter (despite only ~50% of its EBITDA coming from its refining segment) as concerns about the global economy grew. Even using conservative estimates, we continue to view the company as an attractive investment and maintained the position during the quarter.

In January 2019, WBA reported weak results with a (3.2%) decline in retail sales comps in the United States. A portion of the weak retail sales was self-inflicted as management de-emphasized certain products like tobacco and lower margin items. The company continued to aggressively repurchase shares in the quarter, resulting in a (1.2%) reduction of diluted shares outstanding. Management reaffirmed its 2019 outlook for 7% to 12% EPS (earnings per share) growth, including $3B in share repurchases. However, in February CVS reported weak results and warned about headwinds facing its pharmacy business for 2019, including lower branded drug inflation, fewer generics, and heightened reimbursement pricing pressure. Later that month, Walgeen’s CFO commented that the company was seeing similar headwinds, but it was not until the first week of April that the company management abandoned its earlier 7% to 12% 2019 EPS growth guidance, updating expectations to flat year over year. Despite the headwinds to the business, we believe that management will wisely use the substantial free cash flow the business generates to continue growing its dividend, repurchasing shares, and growing the business.

POSITIONING AND OUTLOOK

Based on average weight, the Fund is significantly overweight in energy and industrials and significantly underweight in health care and financials. Despite the elimination of two holdings, the energy sector ended the period as the largest overweight versus the benchmark due to the addition of two new positions to the Fund and the reduction in the benchmark weight in that sector. The overweight to the industrial sector decreased versus the Russell 3000® Value benchmark following the elimination of four holdings in that sector. The underweight in health care decreased, primarily due to the addition of two new holdings. Financials decreased their underweight following one addition in that sector.

Slower global economic growth and declining interest rates remain our base expectation for the remainder of the year. However unlikely it may be, concerns that the economy is rolling over and a recession is possible before the 2020 election are legitimate. In addition to trade, Brexit, and the impeachment inquiry, we will be paying very close attention to consumer sentiment and our valuation inputs. In our view, there is no reason to expect a surge in earnings and economic growth in Q4 2019 and U.S. equity markets will be increasingly captive to trade discussions and political outcomes for the remainder of 2019. While politics will likely dictate the absolute direction of the market in the coming months, we believe that the near-term relative outlook for the Fund is largely shaped by any shift in the yield curve. We believe that the combination of an inverted yield curve and slowing economic growth is supportive of a defensive, income-oriented equity strategy like ours.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Dividend All Cap Value Fund II Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Dividend All Cap Value Fund II’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Dividend All Cap Value Fund II’s Class N shares on June 27, 2012, to a $10,000 investment made in the Russell 3000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Dividend All Cap Value Fund II and the Russell 3000® Value Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG River Road Dividend All Cap Value Fund II2, 3, 4, 5, 6, 7, 8, 9

Class N	10.15%	6.89%	10.20%	06/27/12

Class I	10.54%	7.21%	10.50%	06/27/12

Class Z	10.60%	—	6.73%	09/29/17

Russell 3000® Value Index[10]	10.65%	7.52%	12.34%	06/27/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  Investing in Publicly Traded Partnerships (PTPs) (including master limited partnerships) involves risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies. PTPs are also subject to capital market risks. PTPs may lose their partnership status for tax purposes. The Fund’s status as a regulated investment company may be jeopardized if it does not appropriately limit such investments in PTPs or if such investments are recharacterized for tax purposes.

[3]  An issuer of a security may be unwilling or unable to pay income on a security. Common stocks do not assure dividend payments and are paid only when declared by an issuer’s board of directors.

[4]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10] The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000®

AMG River Road Dividend All Cap Value Fund II Portfolio Manager’s Comments (continued)

companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 3000® Value Index is unmanaged, is not	available for investment and does not incur expenses. The Russell Indices are a trademark of the London Stock Exchange Group companies.	Not FDIC insured, not bank guaranteed. May lose value.

AMG River Road Dividend All Cap Value Fund II Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	16.5

Energy	15.1

Communication Services	11.4

Industrials	10.4

Consumer Staples	8.3

Information Technology	8.3

Consumer Discretionary	7.1

Real Estate	6.9

Health Care	6.8

Utilities	4.4

Materials	3.9

Short-Term Investments	2.9

Other Assets Less Liabilities	(2.0)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Target Corp.	3.6

BB&T Corp.	3.4

U.S. Bancorp	3.2

Kinder Morgan, Inc.	3.1

Corning, Inc.	3.0

Verizon Communications, Inc.	2.7

Comcast Corp., Class A	2.7

Cisco Systems, Inc.	2.7

Bristol-Myers Squibb Co.	2.6

Kimberly-Clark Corp.	2.6

Top Ten as a Group	29.6

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Dividend All Cap Value Fund II Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 99.1%

Communication Services - 11.4%

Cinemark Holdings, Inc.[1]	31,035	$1,135,881

Comcast Corp., Class A	37,078	1,661,836

The Interpublic Group of Cos., Inc.[1]	39,357	856,015

Meredith Corp.[1]	11,533	434,794

Omnicom Group, Inc.	17,407	1,343,646

Verizon Communications, Inc.	27,859	1,684,634

Total Communication Services		7,116,806

Consumer Discretionary - 7.1%

Cedar Fair LP, MLP	9,672	539,407

Extended Stay America, Inc.	65,226	926,862

Six Flags Entertainment Corp.	15,839	668,247

Target Corp.	21,189	2,265,316

Total Consumer Discretionary		4,399,832

Consumer Staples - 8.3%

Kimberly-Clark Corp.	12,162	1,616,086

PepsiCo, Inc.	9,347	1,282,128

Unilever PLC, Sponsored ADR (United Kingdom)	21,342	1,282,868

Walgreens Boots Alliance, Inc.	12,037	659,387

Walmart, Inc.	2,649	310,622

Total Consumer Staples		5,151,091

Energy - 15.1%

Chevron Corp.	6,296	731,217

Enterprise Products Partners LP, MLP	58,573	1,524,655

Exxon Mobil Corp.	13,330	900,708

Kinder Morgan, Inc.	95,926	1,916,602

Magellan Midstream Partners LP, MLP[1]	20,273	1,263,413

Marathon Petroleum Corp.	17,862	1,142,275

Valero Energy Corp.	8,384	813,080

The Williams Cos., Inc.	49,747	1,109,856

Total Energy		9,401,806

Financials - 16.5%

Axis Capital Holdings, Ltd. (Bermuda)	17,624	1,047,394

BB&T Corp.[1]	39,961	2,119,931

CNA Financial Corp.	13,888	622,738

Fidelity National Financial, Inc.	32,794	1,503,277

Lazard, Ltd., Class A1	24,056	898,011

The PNC Financial Services Group, Inc.	9,466	1,388,662

U.S. Bancorp	34,824	1,985,665

Wells Fargo & Co.	13,619	703,149

Total Financials		10,268,827

	Shares	Value

Health Care - 6.8%

AbbVie, Inc.	12,967	$1,031,525

Amgen, Inc.	7,211	1,537,746

Bristol-Myers Squibb Co.	28,637	1,642,904

Total Health Care		4,212,175

Industrials - 10.4%

Aircastle, Ltd.	22,806	620,779

Fastenal Co.[1]	44,543	1,600,875

Illinois Tool Works, Inc.	7,173	1,209,224

KAR Auction Services, Inc.[1]	20,375	506,523

MSC Industrial Direct Co., Inc., Class A1	4,562	333,984

Thomson Reuters Corp. (Canada)	11,792	793,130

United Parcel Service, Inc., Class B	12,044	1,387,108

Total Industrials		6,451,623

Information Technology - 8.3%

Cisco Systems, Inc.	34,819	1,654,251

Corning, Inc.[1]	62,431	1,849,830

Intel Corp.	12,100	684,013

QUALCOMM, Inc.	12,134	976,059

Total Information Technology		5,164,153

Materials - 3.9%

Linde PLC (United Kingdom)	2,376	471,280

LyondellBasell Industries NV, Class A	13,239	1,187,538

RPM International, Inc.	10,139	734,368

Total Materials		2,393,186

Real Estate - 6.9%

Iron Mountain, Inc., REIT[1]	46,260	1,517,328

Ryman Hospitality Properties, Inc., REIT	9,844	828,569

Sabra Health Care REIT, Inc.[1]	32,270	793,842

Ventas, Inc., REIT	17,847	1,161,840

Total Real Estate		4,301,579

Utilities - 4.4%

AES Corp.	67,932	1,158,241

Dominion Resources, Inc.	19,470	1,607,248

Total Utilities		2,765,489

Total Common Stocks (Cost $48,720,498)		61,626,567

The accompanying notes are an integral part of these financial statements.

AMG River Road Dividend All Cap Value Fund II Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 2.9%

Joint Repurchase Agreements - 2.1%[2]

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $316,702 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $323,021)	$316,687	$316,687

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,316,687

	Shares

Other Investment Companies - 0.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[3]	154,506	154,506

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[3]	154,505	154,505

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[3]	159,187	159,187

Total Other Investment Companies		468,198

Total Short-Term Investments (Cost $1,784,885)		1,784,885

Value

Total Investments - 102.0% (Cost $50,505,383)	$63,411,452

Other Assets, less Liabilities - (2.0)%	(1,235,862)

Net Assets - 100.0%	$62,175,590

[1]

Some of these securities, amounting to $11,218,792 or 18.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[3]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

MLP   Master Limited Partnership

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$61,626,567	—	—	$61,626,567

Short-Term Investments
Joint Repurchase Agreements	—	$1,316,687	—	1,316,687
Other Investment Companies	468,198	—	—	468,198

Total Investments in Securities	$62,094,765	$1,316,687	—	$63,411,452

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG Managers Fairpointe Mid Cap Fund (the “Fund”) Class N shares returned (0.55)%, while the S&P MidCap 400® Index returned 9.02% and the Russell Midcap® Index returned 13.72%.

OVERVIEW

For the past 20 years, the Fund has generated an 11.5% average annual return, outperforming major benchmarks and the S&P 500® Index. The S&P MidCap 400® Index return was 9.8%, the Russell MidCap® Index was 9.3%, and the S&P 500® Index was 6.1%. During this 20-year period we have endured several periods of underperformance. The most recent period, however, has lasted longer than we expected. This has been partly due to the broad shift toward passive investing, which started several years ago. In this environment, stocks that performed well ended up performing exceptionally well, as more and more money moved into passive funds, which buy regardless of fundamentals. As a result, highly valued stocks enjoyed even higher prices—a trend that greatly favored growth and momentum stocks. We made significant changes to the portfolio in the past year which, we believe, position it well for the future, as discussed below.

PERFORMANCE REVIEW

The top five contributors to performance were TEGNA, Inc. (TGNA), Copa Holdings, S.A. (CPA), Jabil, Inc. (JBL), Whirlpool Corp. (WHR), and Werner Enterprises, Inc. (WERN).

TEGNA operates 47 television stations and 2 radio stations in 39 markets and offers marketing services through TEGNA Marketing Solutions. The company reported better-than-expected results due to subscriber gains and continued revenue from political advertising. We believe the stock has even more potential due to the company’s strong broadcasting business and expected growth from local programming initiatives. Political advertising is expected to pick up significantly with the upcoming 2020 election, which should further boost the company’s revenue and earnings.

TEGNA’s stock remains undervalued due to investors’ negative perceptions around “cord cutting,” a concern that clouds the outlook for many cable and broadcasting companies. However, the company has not been affected by this trend, and we believe that much of this trepidation is unfounded.

Copa is a leading Latin American provider of airline passenger and cargo services that operates a fleet of over 100 aircraft providing service to 80 destinations across 32 countries in North, Central, and South America. The company posted better-than-expected results due to strong execution. We expect the company will improve operating margins even further by generating more high-margin ancillary revenue from seat assignments, baggage fees, and credit card miles.

Jabil is a leading global provider of outsourced manufacturing services. The company continues to diversify into new end markets, like packaging and health care, which has driven higher earnings through revenue growth and operating leverage.

The largest five detractors to performance were Lions Gate Entertainment Corp. (LGF.A/B), Cars.com, Inc. (CARS), Meredith Corp. (MDP), McDermott International, Inc. (MDR), and Adtalem Global Education, Inc. (ATGE).

Lions Gate, a developer and distributer of motion pictures and television programming, remains misunderstood due to the market’s short-term focus, which tends to overlook the company’s long-term potential. Currently, Lions Gate’s Starz network has 25 million domestic subscribers through cable providers and streaming services. The company is building on its domestic success and expanding its international subscriber base, which should increase the company’s value in the long term. In addition, the company’s unique content makes it an attractive strategic takeover target.

Cars.com provides an online digital platform that connects consumers with local automobile dealers across the country. Its revenues are derived from dealer subscriptions and automobile advertising. The company’s board of directors conducted a strategic review, including the potential sale of the company, for almost a year. In August, this strategic review abruptly stopped, and although 29 interested parties came to the table, there was no sale of the company.

We still think the company has substantial value. Digital automotive advertising is a large and growing market, and the company is a leading player. The company generates high profit margins, has an attractive valuation, and is poised for improved cash flow generation. With the major distraction of putting the company up for sale out of the way, management is now focused on gaining market share. Senior management and members of the board purchased stock in the third quarter.

Meredith produces print magazines and digital media and operates 17 television stations located throughout the U.S. The company completed the acquisition of Time, Inc. in January 2018. We like the assets, particularly the local television stations, which we think are attractive due to the burgeoning interest in political news, and advertising, much of which is accessed through local TV stations. The long-term outlook for Meredith is positive due to its improving profitability, its balance sheet, and the unrecognized value of the television stations. The company has a 6.8% dividend yield.

POSITIONING AND OUTLOOK

Even though the U.S. economy continues to grow, we remain concerned about geopolitical risks, the trade war, slowing economic growth in Europe and China, and the overall impact of these conditions on the U.S. economy. The U.S. Federal Reserve has lowered the federal funds interest rate by one-quarter point twice in the past three months. Many U.S. companies are reluctant to invest in their businesses given the uncertainty. The volatility has allowed us to take advantage by adding several high-quality companies to the Fund.

Throughout the year, we added five new ideas and eliminated seven positions. The Fund is now more focused with 45 holdings compared to 47 a year ago. We have improved our balance sheet profile regarding the average debt-to-capitalization ratio while our weighted average market cap increased. The increase in the market cap is the result of expanding our investable universe two years ago to reflect the Russell Midcap® market cap range. The average net profit margin has increased and the ROE has improved in the past year. We believe we are well positioned for the future. All of us at Fairpointe are invested in the strategy and aligned with you, our clients.

Thank you for your continued interest and support.

The views expressed represent the opinions of Fairpointe Capital LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Fairpointe Mid Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Fairpointe Mid Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Fairpointe Mid Cap Fund’s Class N shares on October 31, 2009, to a $10,000 investment made in the S&P MidCap 400® Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Fairpointe Mid Cap Fund and the S&P MidCap 400® Index and Russell Midcap® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year		Five Years	Ten Years	Since Inception		Inception Date
AMG Managers Fairpointe
Mid Cap Fund[2,3,4,5,6,7,8]

Class N	(0.55%	)	2.61%	10.43%	10.97%		09/19/94

Class I	(0.33%	)	2.86%	10.71%	8.36%		07/06/04

Class Z	(0.25%	)	—	—	(2.67%	)	09/29/17

S&P MidCap 400® Index[9]	9.02%		8.37%	13.21%	11.59%		09/19/94	†

Russell Midcap® Index[10]	13.72%		8.67%	13.70%	10.91%		09/19/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[5]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]  The fund invests in growth stocks, which may me more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[8]  The fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9]  The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap S&P 500®, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Unlike the Fund, the S&P MidCap 400® Index is unmanaged, is not available for investment and does not incur expenses.

[10] The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Russell Midcap® Index is unmanaged, is not available for investment and does not incur expenses.

AMG Managers Fairpointe Mid Cap Fund Portfolio Manager’s Comments (continued)

The S&P Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. The Russell Indices are a trademark of the London Stock Exchange Group companies.	Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Fairpointe Mid Cap Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Consumer Discretionary	17.5

Information Technology	16.8

Industrials	16.4

Communication Services	13.4

Health Care	10.6

Consumer Staples	8.7

Financials	6.6

Materials	2.9

Energy	1.0

Short-Term Investments	7.2

Other Assets Less Liabilities	(1.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Juniper Networks, Inc.	3.8

Werner Enterprises, Inc.	3.7

Molson Coors Brewing Co., Class B	3.7

TEGNA, Inc.	3.6
Quest Diagnostics, Inc.	3.3

Northern Trust Corp.	3.3

Mattel, Inc.	3.2

LKQ Corp.	3.1

Agilent Technologies, Inc.	2.9

Domtar Corp.	2.9

Top Ten as a Group	33.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Fairpointe Mid Cap Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 93.9%

Communication Services - 13.4%

Cars.com, Inc.*	2,514,900	$28,443,519

Lions Gate Entertainment Corp., Class A*	2,036,900	16,274,831

Lions Gate Entertainment Corp., Class B*	1,331,950	9,976,306

Meredith Corp.	1,177,810	44,403,437

The New York Times Co., Class A	935,495	28,906,795

Scholastic Corp.	944,000	36,344,000

TEGNA, Inc.	3,982,400	59,855,472

Total Communication Services		224,204,360

Consumer Discretionary - 17.5%

Adtalem Global Education, Inc.*	1,215,531	36,198,513

Cooper Tire & Rubber Co.	1,272,600	35,938,224

Gentex Corp.	391,500	10,981,575

Lear Corp.	182,100	21,445,917

LKQ Corp.*	1,503,400	51,100,566

Magna International, Inc. (Canada)	806,400	43,360,128

Mattel, Inc.*	4,522,800	54,002,232

Whirlpool Corp.	260,300	39,596,836
Total Consumer Discretionary		292,623,991

Consumer Staples - 8.7%

Bunge, Ltd.	799,600	43,178,400

Hormel Foods Corp.	977,800	39,982,242

Molson Coors Brewing Co., Class B	1,167,200	61,534,784

Total Consumer Staples		144,695,426

Energy - 1.0%

TechnipFMC PLC (United Kingdom)	856,100	16,890,853

Financials - 6.6%

Cincinnati Financial Corp.	101,000	11,434,210

Northern Trust Corp.	547,000	54,524,960

Raymond James Financial, Inc.	533,800	44,566,962

Total Financials		110,526,132

Health Care - 10.6%

Agilent Technologies, Inc.	639,200	48,419,400

Patterson Cos., Inc.	1,513,550	25,927,111

Quest Diagnostics, Inc.	549,100	55,596,375

Varex Imaging Corp.*	561,405	16,847,764

Varian Medical Systems, Inc.*	250,601	30,275,107

Total Health Care		177,065,757

Industrials - 16.4%

Copa Holdings, S.A., Class A (Panama)	354,835	36,100,913

	Shares	Value

Donaldson Co., Inc.	751,408	$39,629,258

ManpowerGroup, Inc.	319,100	29,012,572

Owens Corning	547,900	33,575,312

Pentair PLC (United Kingdom)	405,300	16,807,791

Stericycle, Inc.*	123,500	7,113,600

Wabtec Corp.	693,300	48,094,221

Werner Enterprises, Inc.	1,706,000	62,269,000

Total Industrials		272,602,667

Information Technology - 16.8%

Akamai Technologies, Inc.*	254,200	21,988,300

Cerence, Inc.*	180,251	2,793,891

Corning, Inc.	1,190,100	35,262,663

Cree, Inc.*	720,305	34,380,158

Itron, Inc.*	129,400	9,868,044

Jabil, Inc.	1,052,600	38,756,732

Juniper Networks, Inc.	2,525,300	62,677,946

Nuance Communications, Inc.*	1,442,012	23,533,636

Teradata Corp.*	1,483,700	44,407,141

Unisys Corp.*	587,038	6,023,010

Total Information Technology		279,691,521

Materials - 2.9%

Domtar Corp.	1,325,100	48,220,389

Total Common Stocks (Cost $1,285,597,547)		1,566,521,096

Short-Term Investments -7.2%

Other Investment Companies - 7.2%

Dreyfus Government Cash Management Fund,

Institutional Shares, 1.73%[1]	39,600,956	39,600,956

Dreyfus Institutional Preferred Government

Money Market Fund, Institutional Shares, 1.77%[1]	39,600,955	39,600,955

JPMorgan U.S. Government Money Market Fund,

IM Shares, 1.75%[1]	40,800,984	40,800,984

Total Short-Term Investments (Cost $120,002,895)		120,002,895

Total Investments - 101.1% (Cost $1,405,600,442)		1,686,523,991

Other Assets, less Liabilities - (1.1)%		(17,784,061)

Net Assets - 100.0%		$1,668,739,930

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe Mid Cap Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$1,566,521,096	—	—	$1,566,521,096

Short-Term Investments

Other Investment Companies	120,002,895	—	—	120,002,895

Total Investments in Securities	$1,686,523,991	—	—	$1,686,523,991

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund Portfolio Manager’s Comments (unaudited)

The AMG Managers LMCG Small Cap Growth Fund (the “Fund”) Class N shares returned 0.71% for the fiscal year ended October 31, 2019, compared with a 6.40% return for its benchmark, the Russell 2000® Growth Index.

U.S. stocks closed out 2018 with extreme volatility and sharp declines across many market segments; in fact, in the previous 20 years, there were only seven months that saw worse price performance for the Russell 2000® Growth Index than December 2018. Markets rebounded in early 2019, with small cap growth stocks (measured by the Russell 2000® Growth Index) posting high double-digit returns in Q1 and muted but still positive returns in Q2. Volatility returned in Q3 as small caps lost ground amid an uncertain outlook on economic growth—although we view this most recent period, as we did in Q4 2018, as a buying opportunity. September 2019 also saw one of the sharpest momentum-value rotations in over 30 years, which created a difficult environment for many active managers, including our strategy.

From a style perspective among U.S. small caps, growth stocks outperformed their value counterparts in the 12 months ending October 31, 2019: the Russell 2000® Growth Index returned 6.4% for the period, vs. 3.2% for the Russell 2000® Value Index. From a size perspective, large caps were the clear winner: the Russell 2000® Index returned 4.9%, while the Russell Midcap® Index finished at 13.7% and the Russell 1000® Index returned 14.2%.

Stock selection was primarily responsible for the Fund’s underperformance, although portfolio positioning was negative as well. Health care was the worst sector overall as both stock selection and the portfolio’s overweight detracted from relative returns. The largest overall detractor in health care was Merit Medical Systems (MMSI), a cardiology and radiology device manufacturer. Merit traded off after reporting Q2 2019 earnings and revenues that missed estimates. The company had recently signed up several very large group purchasing organizations , which are groups of hospitals that organize to bundle their purchasing power. While that can drive revenue in the future, pricing concessions are normal to gain this business. More revenue from the company’s smaller, more unique and high margin products would then be required to offset these new sales. The company had more of this low margin business than anticipated in Q2, and without a clear indicator that this trend will reverse, we exited the position entirely in early October.

The Fund’s overweight to IT (information technology) was positive, although not enough to offset the negative impact from stock selection in that sector. Underperformance in communication services was concentrated mainly in one company, Boingo Wireless, Inc. (WIFI). Similarly, in consumer discretionary, underperformance was concentrated in a handful of restaurants and hotels. The portfolio had few real estate holdings and no utilities holdings in the period, which hurt returns as those sectors in the benchmark were up over 8% and 33%, respectively.

On the positive side, the Fund outperformed in energy, consumer staples, and financials. The lack of holdings in energy helped returns as that sector was down nearly (38%). Energy has traded off on global macro demand concerns while supply growth continues. Sentiment in the sector is severely depressed, especially in service names. Longer term, new technologies have suppressed growth in electricity demand; the U.S. is now essentially flat in terms of demand for the last 11 years, which is a secular headwind for the energy sector.

Good stock selection in consumer staples was concentrated mostly in Central Garden & Pet (CENT). In financials, insurers Kinsale Capital Group and Palomar Holdings were significant contributors to performance. Palomar also focuses on earthquake and excess and surplus insurance (E&S), markets that continue to be strong as larger, more broad insurers pull back and increase prices for the remaining players. Also, after some earthquake activity in California, inbound interest in earthquake insurance has climbed sharply.

As we enter the last two months of 2019, the Fund is most overweight the health care and communications services sectors. The Fund is underweight the consumer discretionary and industrial sectors. As always, these weights are fallout of our fundamental bottom-up investment process. We continue to evaluate new opportunities, and have found several new investments that should add to results in the future and are in line with the disciplined process that has resulted in long-term results for our clients. These new stocks have come across multiple industry sectors, and we are confident in our companies going forward.

The views expressed represent the opinions of LMCG Investments LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers LMCG Small Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers LMCG Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers LMCG Small Cap Growth Fund’s Class N shares on November 3, 2010, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers LMCG Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Managers LMCG Small Cap Growth Fund[2,3,4,5,6,7,8,9]

Class N	0.71%	3.64%	9.11%	11/03/10

Class I	0.93%	3.86%	7.25%	06/01/11

Russell 2000® Growth Index[10]	6.40%	8.38%	11.64%	11/03/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[4]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]  Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[7]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[10] The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers LMCG Small Cap Growth Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Health Care	40.5

Information Technology	22.5

Industrials	17.1

Communication Services	13.6

Financials	5.3

Consumer Discretionary	3.5

Short-Term Investments	1.9

Other Assets Less Liabilities	(4.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Sinclair Broadcast Group, Inc., Class A	5.2

LHC Group, Inc.	4.8

Addus HomeCare Corp.	4.5

Tandem Diabetes Care, Inc.	4.1

R1 RCM, Inc.	3.9

The EW Scripps Co., Class A	3.8

AtriCure, Inc.	3.7

Insperity, Inc.	3.5

Albany International Corp., Class A	3.2

RealPage, Inc.	3.0

Top Ten as a Group	39.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers LMCG Small Cap Growth Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 102.5%

Communication Services - 13.6%
Boingo Wireless, Inc.*	126,212	$1,195,228
The EW Scripps Co., Class A1	127,383	1,711,390
Sinclair Broadcast Group, Inc., Class A	58,610	2,335,022
Zayo Group Holdings, Inc.*	26,420	901,979
Total Communication Services		6,143,619

Consumer Discretionary - 3.5%
Churchill Downs, Inc.	2,645	343,824
Marriott Vacations Worldwide Corp.	8,197	901,096
Red Rock Resorts, Inc., Class A1	16,221	353,293
Total Consumer Discretionary		1,598,213

Financials - 5.3%
Kinsale Capital Group, Inc.	7,111	751,775
Palomar Holdings, Inc.*	15,536	701,450
Trupanion, Inc. *,1	39,481	935,700
Total Financials		2,388,925

Health Care - 40.5%
ACADIA Pharmaceuticals, Inc.*,1	12,919	547,895
Addus HomeCare Corp.*	24,297	2,046,050
Amicus Therapeutics, Inc.*,1	38,728	326,477
AtriCure, Inc.*	63,761	1,695,405
Bio-Techne Corp.	2,506	521,674
CryoLife, Inc.*	28,916	649,164
Encompass Health Corp.	20,620	1,320,092
Global Blood Therapeutics, Inc.*,1	6,724	322,416
Haemonetics Corp.*	2,277	274,902
HMS Holdings Corp.*	34,800	1,137,612
iRhythm Technologies, Inc.*,1	13,187	881,155
LHC Group, Inc.*	19,716	2,187,885
Molina Healthcare, Inc.*	6,015	707,605
R1 RCM, Inc.*	165,592	1,760,243
Radius Health, Inc.*,1	26,738	760,429
Repligen Corp.*	6,738	535,604
Sage Therapeutics, Inc.*	1,810	245,526
Sarepta Therapeutics, Inc.*,1	7,235	600,939
Tandem Diabetes Care, Inc.*	30,053	1,850,664
Total Health Care		18,371,737

Industrials - 17.1%
Albany International Corp., Class A	17,058	1,432,531
Axon Enterprise, Inc.*	5,608	286,737
Cubic Corp.	7,111	524,365

	Shares	Value
Generac Holdings, Inc.*	7,380	$712,761
Insperity, Inc.	15,083	1,593,217
John Bean Technologies Corp.[1]	6,663	684,757
Mercury Systems, Inc.*	6,735	496,100
RBC Bearings, Inc.*	1,279	205,203
Sunrun, Inc.*,1	37,391	581,056
Tetra Tech, Inc.	2,922	255,587
TriNet Group, Inc.*	18,205	964,683
Total Industrials		7,736,997

Information Technology - 22.5%
Avalara, Inc.*	11,232	797,472
Entegris, Inc.	10,101	484,848
Envestnet, Inc.*	12,865	803,934
Everbridge, Inc.*	15,475	1,075,667
Lattice Semiconductor Corp.*	36,026	705,749
LivePerson, Inc.*,1	21,023	862,994
Mimecast, Ltd.*	5,169	205,261
Monolithic Power Systems, Inc.	2,139	320,679
Paylocity Holding Corp.*	5,926	608,008
Q2 Holdings, Inc.*,1	12,100	865,029
Rapid7, Inc.*	25,204	1,262,468
RealPage, Inc.*	22,811	1,381,206
Semtech Corp.*	16,780	846,719
Total Information Technology		10,220,034

Total Common Stocks (Cost $42,013,468)		46,459,525
	Principal Amount

Short-Term Investments - 1.9%

Joint Repurchase Agreements - 1.9%[2]
Industrial and Commercial Bank of China Financial Services LLC, dated 10/31/19, due 11/01/19, 1.750% total to be received $849,625 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 12/24/19 - 10/01/49, totaling $866,576)	$849,584	849,584

Total Short-Term Investments (Cost $849,584)		849,584

Total Investments - 104.4% (Cost $42,863,052)		47,309,109

Other Assets, less Liabilities - (4.4)%		(1,984,181)

Net Assets - 100.0%		$45,324,928

The accompanying notes are an integral part of these financial statements.

AMG Managers LMCG Small Cap Growth Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Some of these securities, amounting to $6,133,357 or 13.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$46,459,525	—	—	$46,459,525

Short-Term Investments
Joint Repurchase Agreements	—	$849,584	—	849,584

Total Investments in Securities	$46,459,525	$849,584	—	$47,309,109

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG River Road Small-Mid Cap Value Fund (the “Fund) Class N shares returned 11.82%, outperforming the Russell 2500® Value Index return of 6.10%.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was energy, which benefited from an underweight allocation and strong stock selection. The sector with the largest negative contribution to relative return was information technology, which suffered from poor stock selection. The Fund’s cash position, which averaged approximately 5% during the period, was slightly additive to relative performance.

The top contributing holdings in the Fund were Cannae Holdings, Inc. (CNNE) and GCI Liberty, Inc. (GLIBA). Cannae Holdings is essentially a publicly traded private equity fund. Its two primary investments are a 20% equity stake in HR software and services firm Ceridian (CDAY) and a 25% equity stake in privately held commercial data and analytics provider Dun & Bradstreet (which Cannae and its partners purchased in February 2019). Under new ownership, the company has already achieved $153M of net annualized expense reductions and expects a run rate of more than $200M by the end of 2019, plus another $40M–$50M in 2020. Considering the company generated ~$550M of EBITDA in 2018, we believe this represents significant improvement given the company’s stable revenue base. Furthermore, Cannae sold two million Ceridian shares for gross proceeds of $100.5M. We slightly trimmed the position. GCI Liberty owns 7% of Charter

Communications (CHTR) and is the largest cable provider in Alaska. The company reported several strong quarters with market share gains driving growth in internet subscribers, which carry much higher margins than video subscribers. The company’s mobile offering, launched in mid-2018, has also shown impressive gains. This positive mix shift has led to margin expansion and significant growth in free cash flow. We continue to believe the company is well positioned to grow its internet services and mobile business despite the threat from 5G services. We trimmed the position late in the year.

The bottom contributing holdings in the Fund were Conduent, Inc. (CNDT) and Resideo Technologies, Inc. (REZI). Global business process outsourcer Conduent reported two consecutive quarters with results below expectations stemming from operational challenges and declining revenues. As a result, the company significantly lowered forward guidance. Interim CEO Cliff Skelton recently initiated a full strategic and operational review. Skelton plans to reinvest in the business to drive future growth. Further, the company stated “all opportunities are under review,” including selling individual businesses as well as the whole company. Conduent’s largest investor, activist Carl Icahn, purchased an additional 6.5 million shares ($6.51 average) after its Q2 results, bringing his total ownership to 18% of the company. We trimmed the position during the year. Resideo is a global provider and distributor of smart-home products (thermostats, security systems, etc.). In October, the company announced weak preliminary Q3 results and lowered 2019 EBITDA guidance by (19%) at the midpoint. Given that revenue guidance was reduced only modestly, the problems appear to be cost issues specific to the company and not reflective of weak end markets. In response, the company named a new interim-CFO, Bob Ryder, who had an excellent track record as CFO at Constellation Brands (STZ). We trimmed the position.

OUTLOOK AND POSITIONING

Little has changed in our outlook over the past 12 months as small caps continue to experience weak earnings growth and languish below their August 2018 high-water mark. As we look into 2020, year-over-year earnings comparisons should become more attractive and equity markets should begin to reflect the benefits of monetary easing. Additionally, relative valuations for small caps are attractive. However, it is difficult to say how much of these tailwinds have been pulled forward into the remarkable gains experienced in 2019. Further, it is difficult to predict how trade negotiations, which continue to weigh on CEO sentiment and capex, will unfold, or the results of upcoming elections and other political uncertainties.

Despite these macro crosscurrents, what matters most to us is individual stock picking and effective portfolio management. While it has been difficult to keep the Fund fully invested, we are finding new opportunities, especially on market pullbacks. Additionally, we believe portfolio positioning remains a highly attractive balance of value and quality.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Small-Mid Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Small-Mid Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Small-Mid Cap Value Fund’s Class N shares on October 31, 2009, to a $10,000 investment made in the Russell 2500® Value Index and Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Small-Mid Cap Value Fund and the Russell 2500® Value Index and Russell 2000® Value Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG River Road Small-Mid Cap Value Fund2, [3,4,5,6,7]

Class N	11.82%	11.11%	12.03%	7.22%	03/29/07

Class I	12.12%	11.39%	12.33%	7.21%	06/28/07

Class Z	12.26%	—	—	8.68%	09/29/17

Russell 2500® Value Index[8]	6.10%	6.36%	11.85%	6.28%	03/29/07	†

Russell 2000® Value Index[9]	3.22%	6.24%	11.08%	5.52%	03/29/07	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[5]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]  The Russell 2500® Value Index measures the performance of the Russell 2500® companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2500® Value Index is unmanaged, is not available for investment and does not incur expenses.

[9]  The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Small-Mid Cap Value Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	26.8

Communication Services	16.6

Information Technology	13.0

Consumer Discretionary	12.7

Financials	10.9

Consumer Staples	6.7

Health Care	4.6

Energy	2.7

Materials	0.8

Real Estate	0.5

Short-Term Investments	4.8

Other Assets Less Liabilities	(0.1)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Cannae Holdings, Inc.	4.0

GCI Liberty, Inc., Class A	4.0

Hostess Brands, Inc.	3.5

Premier, Inc., Class A	3.3

LKQ Corp.	3.2

Liberty Broadband Corp., Class C	3.2

Sabre Corp.	2.8

Air Transport Services Group, Inc.	2.7

Discovery, Inc., Class C	2.7

Extended Stay America, Inc.	2.4

Top Ten as a Group	31.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small-Mid Cap Value Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 95.3%

Communication Services - 16.6%

Discovery, Inc., Class C*	180,288	$4,550,469

GCI Liberty, Inc., Class A*	97,787	6,843,134

The Interpublic Group of Cos., Inc.	50,408	1,096,374

Liberty Broadband Corp., Class C*	46,121	5,445,507

Liberty Latin America, Ltd., Class A*	96,852	1,810,164

Liberty Latin America, Ltd., Class C*,1	151,695	2,792,705

MSG Networks, Inc., Class A*	137,023	2,221,143

TripAdvisor, Inc.*	52,391	2,116,596

Vonage Holdings Corp.*	99,299	970,151

Yelp, Inc.*	12,139	418,917

Total Communication Services		28,265,160

Consumer Discretionary - 12.7%

Advance Auto Parts, Inc.	5,224	848,796

Aramark	16,712	731,317

Biglari Holdings, Inc., Class A*	286	118,129

Expedia Group, Inc.	29,215	3,992,522

Extended Stay America, Inc.	290,579	4,129,128

LKQ Corp.*	161,661	5,494,857

Motorcar Parts of America, Inc.*,1	43,188	823,163

Murphy USA, Inc.*	28,957	3,414,899

Six Flags Entertainment Corp.	49,624	2,093,637

Total Consumer Discretionary		21,646,448

Consumer Staples - 6.7%

BJ’s Wholesale Club Holdings, Inc.*,1	136,204	3,636,647

Hostess Brands, Inc.*	464,345	5,934,329

Ingles Markets, Inc., Class A	47,306	1,865,275

Total Consumer Staples		11,436,251

Energy - 2.7%

PBF Energy, Inc., Class A	80,807	2,608,450

QEP Resources, Inc.	139,658	465,061

World Fuel Services Corp.	35,870	1,498,290

Total Energy		4,571,801

Financials - 10.9%

Axis Capital Holdings, Ltd. (Bermuda)	40,154	2,386,352

Cannae Holdings, Inc.*	235,723	6,883,112

FGL Holdings (Bermuda)[1]	273,142	2,466,472

Genworth Financial, Inc., Class A*	135,403	579,525

Health Insurance Innovations, Inc., Class A*	52,039	1,377,993

Webster Financial Corp.	32,305	1,424,650

White Mountains Insurance Group, Ltd.	3,332	3,568,572

Total Financials		18,686,676

	Shares	Value

Health Care - 4.6%

Computer Programs & Systems, Inc.	67,599	$1,559,509

Patterson Cos., Inc.[1]	34,954	598,762

Premier, Inc., Class A*,1	174,452	5,683,646

Total Health Care		7,841,917

Industrials - 26.8%

Air Transport Services Group, Inc.*	219,305	4,585,668

Arcosa, Inc.	40,502	1,555,682

Argan, Inc.	82,391	3,118,499

Armstrong World Industries, Inc.	19,435	1,817,756

Atkore International Group, Inc.*	64,251	2,229,510

Colfax Corp.*,1	92,294	3,101,078

Comfort Systems USA, Inc.	58,959	2,972,123

Cubic Corp.[1]	20,842	1,536,889

Forward Air Corp.	17,847	1,234,477

GrafTech International Ltd.	187,526	2,265,314

Harsco Corp.*	124,737	2,528,419

Kansas City Southern	21,027	2,960,181

MSC Industrial Direct Co., Inc., Class A1	33,975	2,487,310

Nielsen Holdings PLC	125,010	2,520,202

nVent Electric PLC (United Kingdom)	100,992	2,328,876

PICO Holdings, Inc.*	46,753	503,997

Resideo Technologies, Inc.*,1	110,149	1,049,720

Resources Connection, Inc.	36,930	541,024

UniFirst Corp.	15,455	3,103,982

Viad Corp.	54,493	3,325,163

Total Industrials		45,765,870

Information Technology - 13.0%

Alliance Data Systems Corp.	12,304	1,230,400

Anixter International, Inc.*	19,261	1,593,848

Avaya Holdings Corp.*,1	235,191	2,843,459

CDK Global, Inc.	60,627	3,064,088

Conduent, Inc.*	183,398	1,133,400

NCR Corp.*	94,489	2,760,024

Sabre Corp.	201,775	4,737,677

Tech Data Corp.*	30,022	3,647,673

Verra Mobility Corp.*,1	77,574	1,113,187

Total Information Technology		22,123,756

Materials - 0.8%

Allegheny Technologies, Inc.*,1	63,445	1,332,979

The accompanying notes are an integral part of these financial statements.

AMG River Road Small-Mid Cap Value Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Real Estate - 0.5%

Newmark Group, Inc., Class A	84,979	$902,477

Total Common Stocks (Cost $151,932,396)		162,573,335

Short-Term Investments - 4.8%

Other Investment Companies - 4.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[2]	2,682,277	2,682,277

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	2,682,277	2,682,277

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	2,763,558	2,763,558

Total Short-Term Investments (Cost $8,128,112)		8,128,112

Value

Total Investments - 100.1% (Cost $160,060,508)	$170,701,447

Other Assets, less Liabilities - (0.1)%	(228,510)

Net Assets - 100.0%	$170,472,937

*	Non-income producing security.

[1]

Some of these securities, amounting to $21,932,208 or 12.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$162,573,335	—	—	$162,573,335

Short-Term Investments
Other Investment Companies	8,128,112	—	—	8,128,112

Total Investments in Securities	$170,701,447	—	—	$170,701,447

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG River Road Small Cap Value Fund (the “Fund”) Class N shares returned 10.86%, outperforming the 3.22% return for the Russell 2000® Value Index.

PERFORMANCE REVIEW

The sector with the largest positive contribution to relative return was industrials, which benefited from strong stock selection and an overweight allocation. The sector with the largest negative contribution to relative return was real estate, which suffered primarily from an underweight allocation. The Fund’s cash position, which averaged approximately 9% during the period, was slightly additive to relative performance.

The top contributing holdings in the Fund were Cannae Holdings, Inc. (CNNE) and Computer Services, Inc. (CSVI). Cannae Holdings is essentially a publicly traded private equity fund. Its two primary investments are a 20% equity stake in HR software and services firm Ceridian (CDAY) and a 25% equity stake in privately held commercial data and analytics provider Dun & Bradstreet (which Cannae and its partners purchased in February 2019). Under new ownership, DNB has already achieved $153M of net annualized expense reductions and expects a run rate of more than $200M by the end of 2019, plus another $40M–$50M in 2020. Considering the company generated ~$550M of EBITDA in 2018, we believe this represents significant improvement given the company’s stable revenue base. Furthermore, Cannae sold two million Ceridian shares for gross proceeds of $100.5M. We slightly trimmed the position. Computer Services is a provider of core processing services and a variety of technology solutions (such as fraud prevention and regulatory compliance) for small community banks. Computer Services has reported several consecutive quarters of organic revenue growth, margin expansion, and strong free cash flow generation. These financial results also led to the company’s largest dividend hike (16.7%) since 2014, marking the 48th consecutive annual raise. We trimmed the position.

The bottom contributing holdings in the Fund were Conduent (CNDT) and Premier, Inc. (Class A) (PINC). Global business process outsourcer Conduent reported two consecutive quarters with results below expectations stemming from operational challenges and declining revenues. As a result, the company significantly lowered forward guidance. Interim CEO Cliff Skelton recently initiated a full strategic and operational review. Skelton plans to reinvest in the business to drive future growth. Further, the company stated “all opportunities are under review,” including selling individual businesses as well as the whole company. The company’s largest investor, activist Carl Icahn, purchased an additional 6.5 million shares ($6.51 average) after its Q2 results, bringing his total ownership to 18% of the company. We trimmed the position during the year. Premier is a healthcare group purchasing organization (GPO) and data analytics provider for a large majority of U.S. community hospitals. The company reported fiscal fourth quarter EBITDA ahead of consensus and issued fiscal 2020 guidance in line with expectations. However, the stock later sold off when a short seller published a negative report on the company. It argued the two largest members of the GPO (contracts expire on September 30, 2020) will demand a much higher share of gross administrative fees and other members will follow suit, although 87% of the GPO business is under contract until September 30, 2023. Our research suggests Premier should be able to renew these contracts while maintaining similar economics due to high switching costs and the tremendous savings the company delivers to its members. We maintained the position.

OUTLOOK AND POSITIONING

Little has changed in our outlook over the past 12 months as small caps continue to experience weak earnings growth and languish below their August 2018 high-water mark. As we look into 2020, year-over-year earnings comparisons should become more attractive and equity markets should begin to reflect the benefits of monetary easing. Additionally, relative valuations for small caps are attractive. However, it is difficult to say how much of these tailwinds have been pulled forward into the remarkable gains experienced in 2019. Further, it is difficult to predict how trade negotiations, which continue to weigh on CEO sentiment and capex, will unfold, or the results of upcoming elections and other political uncertainties.

Despite these macro crosscurrents, what matters most to us is individual stock picking and effective portfolio management. While it has been difficult to keep the Fund fully invested, we are finding new opportunities, especially on market pullbacks. Additionally, we believe portfolio positioning remains a highly attractive balance of value and quality.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Small Cap Value Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Small Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Small Cap Value Fund’s Class N shares on October 31, 2009, to a $10,000 investment made in the Russell 2000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Small Cap Value Fund and the Russell 2000® Value Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG River Road
Small Cap Value Fund[2,3,4,5,6,7]

Class N	10.86%	10.21%	11.07%	8.17%	06/28/05

Class I	11.23%	10.51%	11.35%	6.58%	12/13/06

Class Z	11.29%	—	—	8.09%	09/29/17

Russell 2000® Value Index[8]	3.22%	6.24%	11.08%	6.73%	06/28/05	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[5]  The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[6] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[7]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]  The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Small Cap Value Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	30.0

Financials	13.9

Information Technology	12.4

Consumer Discretionary	9.9

Consumer Staples	7.4

Communication Services	6.1

Health Care	5.4

Energy	4.2

Materials	0.8

Real Estate	0.6

Short-Term Investments	9.9

Other Assets Less Liabilities	(0.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Cannae Holdings, Inc.	4.6

White Mountains Insurance Group, Ltd.	3.7

Premier, Inc., Class A	3.5

Hostess Brands, Inc.	3.3

Air Transport Services Group, Inc.	3.0

Tech Data Corp.	2.9

Murphy USA, Inc.	2.8

Liberty Latin America, Ltd., Class C	2.6

Extended Stay America, Inc.	2.5

UniFirst Corp.	2.4

Top Ten as a Group	31.3

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Small Cap Value Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 90.7%

Communication Services - 6.1%

Liberty Latin America, Ltd., Class C*,1	577,052	$10,623,527

Liberty TripAdvisor Holdings, Inc., Class A*	444,339	4,287,871

MSG Networks, Inc., Class A*	321,001	5,203,426

Vonage Holdings Corp.*,1	366,537	3,581,067

Yelp, Inc.*	30,752	1,061,252

Total Communication Services		24,757,143

Consumer Discretionary - 9.9%

Biglari Holdings, Inc., Class A*	1,388	573,300

Biglari Holdings, Inc., Class B*	9,412	785,714

Camping World Holdings, Inc., Class A1	170,090	1,607,350

Extended Stay America, Inc.	700,871	9,959,377

J Alexander’s Holdings, Inc.*	330,397	3,188,331

Modine Manufacturing Co.*	289,090	3,304,299

Motorcar Parts of America, Inc.*,1	224,807	4,284,821

Murphy USA, Inc.*	95,888	11,308,072

Six Flags Entertainment Corp.	119,397	5,037,359

Total Consumer Discretionary		40,048,623

Consumer Staples - 7.4%

BJ’s Wholesale Club Holdings, Inc.*,1	321,552	8,585,438

Hostess Brands, Inc.*,1	1,042,004	13,316,811

Ingles Markets, Inc., Class A	205,579	8,105,980

Total Consumer Staples		30,008,229

Energy - 4.2%

Evolution Petroleum Corp.	542,068	3,046,422

Gran Tierra Energy, Inc. (Canada)*	1,090,650	1,177,902

PBF Energy, Inc., Class A	200,911	6,485,407

QEP Resources, Inc.	333,499	1,110,552

World Fuel Services Corp.	127,340	5,318,992

Total Energy		17,139,275

Financials - 13.9%

American National Insurance Co.	31,475	3,776,371

Cannae Holdings, Inc.*	640,280	18,696,176

FGL Holdings (Bermuda)[1]	664,029	5,996,182

First Citizens BancShares, Inc., Class A	7,818	3,845,831

Genworth Financial, Inc., Class A*	366,351	1,567,982

Health Insurance Innovations, Inc., Class A*	126,767	3,356,790

Webster Financial Corp.	92,874	4,095,743

White Mountains Insurance Group, Ltd.	13,740	14,715,540

Total Financials		56,050,615

Health Care - 5.4%

Computer Programs & Systems, Inc.	233,089	5,377,363

	Shares	Value

Patterson Cos., Inc.[1]	123,830	$2,121,208

Premier, Inc., Class A*,1	435,083	14,175,004

Total Health Care		21,673,575

Industrials - 30.0%

Air Transport Services Group, Inc.*	582,029	12,170,226

Arcosa, Inc.	102,744	3,946,397

Argan, Inc.[1]	191,160	7,235,406

Armstrong World Industries, Inc.	70,816	6,623,420

Atkore International Group, Inc.*	155,035	5,379,714

Barrett Business Services, Inc.	48,049	4,215,339

Colfax Corp.*,1	223,966	7,525,258

Comfort Systems USA, Inc.	140,184	7,066,675

Cubic Corp.[1]	77,355	5,704,158

Forward Air Corp.	68,129	4,712,483

GrafTech International Ltd.[1]	470,638	5,685,307

Harsco Corp.*	280,322	5,682,127

MSC Industrial Direct Co., Inc., Class A1	110,188	8,066,863

nVent Electric PLC (United Kingdom)	251,761	5,805,609

PICO Holdings, Inc.*	286,514	3,088,621

Resideo Technologies, Inc.*,1	263,209	2,508,382

Resources Connection, Inc.	250,109	3,664,097

SP Plus Corp.*	108,534	4,793,947

UniFirst Corp.	47,946	9,629,475

Viad Corp.	131,729	8,038,104

Total Industrials		121,541,608

Information Technology - 12.4%

Anixter International, Inc.*	57,736	4,777,654

Avaya Holdings Corp.*,1	549,468	6,643,068

Computer Services, Inc.	204,426	9,199,170

Conduent, Inc.*	429,007	2,651,263

Ituran Location and Control, Ltd. (Israel)	218,221	5,352,961

NCR Corp.*,1	234,550	6,851,206

Tech Data Corp.*	97,669	11,866,783

Verra Mobility Corp.*,1	206,676	2,965,801

Total Information Technology		50,307,906

Materials - 0.8%

Allegheny Technologies, Inc.*,1	152,841	3,211,189

Real Estate - 0.6%

Newmark Group, Inc., Class A	213,853	2,271,119

Total Common Stocks (Cost $318,118,535)		367,009,282

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 9.9%

Joint Repurchase Agreements - 0.3%[2]

Bank of America Securities, Inc., dated 10/31/19, due 11/01/19, 1.730% total to be received $39,718 (collateralized by various U.S. Treasuries, 1.625% - 2.625%, 11/30/20 - 08/15/27, totaling $40,510)	$39,716	$39,716

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,039,716

	Shares

Other Investment Companies - 9.6%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[3]	12,839,438	12,839,438

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[3]	12,839,438	12,839,438

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[3]	13,228,512	13,228,512

Total Other Investment Companies		38,907,388

Total Short-Term Investments (Cost $39,947,104)		39,947,104

Value

Total Investments - 100.6% (Cost $358,065,639)	$406,956,386

Other Assets, less Liabilities - (0.6)%	(2,462,816)

Net Assets - 100.0%	$404,493,570

*	Non-income producing security.

[1]

Some of these securities, amounting to $46,261,890 or 11.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG River Road Small Cap Value Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$367,009,282	—	—	$367,009,282

Short-Term Investments
Joint Repurchase Agreements	—	$1,039,716	—	1,039,716
Other Investment Companies	38,907,388	—	—	38,907,388

Total Investments in Securities	$405,916,670	$1,039,716	—	$406,956,386

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund Portfolio Manager’s Comments (unaudited)

REVIEW AND OUTLOOK

The AMG Managers Silvercrest Small Cap Fund (the “Fund”) Class N shares returned 6.85% for the fiscal year ended October 31, 2019, compared with a 3.22% return for its benchmark, the Russell 2000® Value Index.

Our various sector overweights/underweights had an overall modestly positive impact for the fiscal year. Our overweight in the best performing index sector, technology, had a better than 100 basis point contribution to return, followed by our modest underweight in the index’s worst performing sector, energy. On the downside, our underweight in financials, particularly REITs, had the greatest negative impact and our overweight in the poorly performing healthcare sector was also a headwind. As is typical for us, the bulk of our performance relative to the index was from stock selection. We performed extremely well in materials (21% vs. -1%), paced by BMC Stock Holdings, Inc. (BMCH) (61%), our highest percentage gainer for the fiscal year, driven by improving sentiment for housing-related names in the low mortgage rate environment. We also did well in technology (33% vs. 27%), where SYNNEX Corp. (SNX) (54%) was our best contributor to return on strong earnings growth. While our overweight posture hurt us, our relative performance in health care was strong (-1% vs. -16%), led by AMN Healthcare Services, Inc. (AMN) (16%), a staffing company for the industry. On the downside, we lagged in the large financials sector (8% vs. 10%), largely a function of our underweight in REITs, which generally did well in the low interest rate environment. In the woeful energy sector (-46% vs. -43%) we had Callon Petroleum Co. (CPE) (-62%), our worst absolute performer, and Matador Resources Co. (MTDR) (-52%), our worst contributor to return. These Permian exploration & production companies struggled in a weak commodity environment, although we think both have performed reasonably well operationally.

Our largest individual contributors to return, aside from the aforementioned SYNNEX, included data center REIT QTS Realty Trust, Inc. (QTS) (46%), on continuing big data demand, and Brooks Automation,

Inc. (BRKS) (39%), where investors have embraced the strategic diversification toward health care while lessening more cyclical semiconductor exposure.

Our largest detractors from return aside from our energy names included Pebblebrook Hotel Trust (PEB) (-20%), on relatively weak revenue per available room trends, and ICU Medical, Inc. (ICUI) (-37%), which has suffered through disruptions in their IV Solutions business. At present, we find both stocks undervalued.

We are pleased that our results for the fiscal year rebounded following a difficult fiscal 2018. Sentiment appears to be improving for the value style of investing, which, if it persists, would be a nice tailwind for us. We continue to focus on building what we believe is a portfolio of above average companies selling at below average prices.

The views expressed represent the opinions of Silvercrest Asset Management Group LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Silvercrest Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Silvercrest Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Silvercrest Small Cap Fund’s Class N shares on December 27, 2011, to a $10,000 investment made in the Russell 2000® Value Index and Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Silvercrest Small Cap Fund and the Russell 2000® Value Index and Russell 2000® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Managers Silvercrest Small Cap Fund[2,3,4,5,6]

Class N	6.85%	6.32%	10.34%	12/27/11

Class I	7.14%	6.59%	10.62%	12/27/11

Class Z	7.20%	—	0.82%	09/29/17

Russell 2000® Value Index[7]	3.22%	6.24%	10.37%	12/27/11	†

Russell 2000® Index[8]	4.90%	7.37%	11.37%	12/27/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[3] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[4] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[5] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[6] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7] The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

[8] The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Silvercrest Small Cap Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Financials	20.5

Industrials	19.3

Information Technology	15.7

Consumer Discretionary	10.2

Real Estate	7.7

Health Care	7.7

Consumer Staples	4.0

Materials	4.0

Energy	3.9

Utilities	3.5

Communication Services	1.4

Short-Term Investments	2.0

Other Assets Less Liabilities	0.1

TOP TEN HOLDINGS

Security Name	% of Net Assets
BancorpSouth Bank	3.1

Independent Bank Corp.	3.0

Brooks Automation, Inc.	2.9

IBERIABANK Corp.	2.9

QTS Realty Trust, Inc., Class A	2.8

SYNNEX Corp.	2.6

Selective Insurance Group, Inc.	2.6

Glacier Bancorp, Inc.	2.5

ESCO Technologies, Inc.	2.4

ONE Gas, Inc.	2.4

Top Ten as a Group	27.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Silvercrest Small Cap Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 97.9%

Communication Services - 1.4%

Meredith Corp.	85,900	$3,238,430

Consumer Discretionary - 10.2%

Carter’s, Inc.[1]	26,550	2,661,372

Dana, Inc.	190,600	3,093,438

Dine Brands Global, Inc.[1]	30,300	2,216,445

La-Z-Boy, Inc.	140,285	4,981,520

Oxford Industries, Inc.	39,660	2,730,988

Stoneridge, Inc.*	85,260	2,632,829

Visteon Corp.*,1	11,720	1,090,194

Wolverine World Wide, Inc.[1]	115,720	3,434,569

Total Consumer Discretionary		22,841,355

Consumer Staples - 4.0%

Central Garden & Pet Co., Class A*	98,080	2,773,702

J&J Snack Foods Corp.[1]	22,458	4,284,088

Lancaster Colony Corp.	14,836	2,064,875

Total Consumer Staples		9,122,665

Energy - 3.9%

Callon Petroleum Co.*	431,690	1,640,422

Magnolia Oil & Gas Corp., Class A*,1	266,170	2,613,789

Matador Resources Co.*,1	228,155	3,173,636

Select Energy Services, Inc., Class A*,1	164,215	1,248,034

Total Energy		8,675,881

Financials - 20.5%

BancorpSouth Bank	227,230	6,969,144

CVB Financial Corp.[1]	244,910	5,089,230

Glacier Bancorp, Inc.	133,020	5,629,406

Horace Mann Educators Corp.	82,619	3,598,884

IBERIABANK Corp.	88,379	6,486,135

Independent Bank Corp.	82,983	6,811,245

Selective Insurance Group, Inc.	83,520	5,772,902

South State Corp.	46,410	3,659,893

Synovus Financial Corp.	58,491	1,981,090

Total Financials		45,997,929

Health Care - 7.7%

Allscripts Healthcare Solutions, Inc.*,1	273,440	2,991,434

AMN Healthcare Services, Inc.*	63,270	3,717,745

ICU Medical, Inc.*	17,076	2,759,652

Integer Holdings Corp.*	54,130	4,191,827

Natus Medical, Inc.*	105,485	3,552,735

Total Health Care		17,213,393

	Shares	Value

Industrials - 19.3%

ABM Industries, Inc.	59,490	$2,169,005

Altra Industrial Motion Corp.	118,975	3,664,430

BMC Stock Holdings, Inc.*	141,885	3,829,476

Casella Waste Systems, Inc., Class A*	91,210	3,975,844

EMCOR Group, Inc.	11,966	1,049,538

ESCO Technologies, Inc.	63,470	5,362,580

Forward Air Corp.	58,070	4,016,702

Gibraltar Industries, Inc.*	75,770	4,033,237

ICF International, Inc.	44,940	3,850,909

Knoll, Inc.	132,445	3,541,579

Mueller Water Products, Inc., Class A	123,635	1,446,530

Standex International Corp.	29,235	2,215,428

US Ecology, Inc.	66,664	4,148,501

Total Industrials		43,303,759

Information Technology - 15.7%

ACI Worldwide, Inc.*	135,187	4,243,520

Brooks Automation, Inc.[1]	156,185	6,633,177

Methode Electronics, Inc.	113,545	3,905,948

MKS Instruments, Inc.	24,805	2,684,397

Plexus Corp.*	54,395	4,021,966

Rogers Corp.*	18,952	2,567,617

Semtech Corp.*	50,850	2,565,891

SYNNEX Corp.	50,430	5,937,628

Verra Mobility Corp.*	183,890	2,638,822

Total Information Technology		35,198,966

Materials - 4.0%

HB Fuller Co.	89,375	4,361,500

Minerals Technologies, Inc.	42,320	2,092,724

PH Glatfelter Co.	139,828	2,516,904

Total Materials		8,971,128

Real Estate - 7.7%

EastGroup Properties, Inc., REIT	22,813	3,055,801

Pebblebrook Hotel Trust, REIT [1]	160,695	4,131,469

Physicians Realty Trust, REIT	207,255	3,869,451

QTS Realty Trust, Inc., Class A, REIT [1]	116,400	6,237,876

Total Real Estate		17,294,597

Utilities - 3.5%

MGE Energy, Inc.	34,478	2,656,185

ONE Gas, Inc.	57,105	5,301,628

Total Utilities		7,957,813

Total Common Stocks (Cost $203,002,963)		219,815,916

The accompanying notes are an integral part of these financial statements.

AMG Managers Silvercrest Small Cap Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Short-Term Investments - 2.0%

Other Investment Companies - 2.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[2]	1,464,664	$1,464,664

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	1,464,665	1,464,665

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	1,509,048	1,509,048

Total Short-Term Investments (Cost $4,438,377)		4,438,377

*	Non-income producing security.

[1]

Some of these securities, amounting to $36,337,666 or 16.2% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

Value

Total Investments - 99.9% (Cost $207,441,340)	$224,254,293

Other Assets, less Liabilities - 0.1%	272,319

Net Assets - 100.0%	$224,526,612

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$219,815,916	—	—	$219,815,916

Short-Term Investments
Other Investment Companies	4,438,377	—	—	4,438,377

Total Investments in Securities	$224,254,293	—	—	$224,254,293

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG Managers DoubleLine Core Plus Bond Fund (the “Fund”) Class N shares returned 8.67%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%.

MARKET REVIEW AND OUTLOOK

The major story over the past 12 months has been the decline in rates across the U.S. Treasury curve. Over the 12-month period, rates tumbled with the 10-year yield falling 145 basis points. Shortly after the U.S. Federal Reserve (the “Fed”) raised the federal funds target rate in December, Chairman Jerome Powell’s rhetoric shifted dovish as he expressed concern over the slowdown in global growth. This dovish rhetoric turned into action as the Fed cut rates three times in 2019, citing weakening economic data, trade war uncertainty, and an inflation number below the 2% long-term objective. While the primary beneficiaries of the decrease in rates have been longer duration sectors, shorter duration sectors exposed to real estate, the consumer, and U.S. corporates have also benefited from this stimulus.

Overall fundamentals for the U.S. consumer have remained solid due to low unemployment and relatively low debt burdens on household balance sheets. These factors, combined with historically stringent lending standards, have resulted in strong credit performance across consumer asset-backed securities (ABS) and residential mortgages. While leverage on the corporate side remains an area of concern, defaults continue to be low. We believe we are approaching the end of a credit cycle, but in our view it is still at least a few quarters away. While the current inflation environment appears relatively benign over the near term, we think inflation could surprise to the upside over the intermediate to long term supported by historically low unemployment and the Fed adopting easier monetary policy. We believe intermediate and long-end rates are headed higher in the long term, and as a result we are likely to continue to manage the portfolio with a shorter duration relative to the benchmark.

PERFORMANCE AND POSITIONING

The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 11.51% over the trailing 12-month period ending October 31, 2019. The Fund’s short duration positioning relative to the benchmark was the primary detractor from performance as rates rallied across all tenors of the U.S. Treasury Curve with 2- and 10-year yields falling by 134 and 145 basis points, respectively. Sectors that outperformed the benchmark over the period such as investment-grade corporates and agency residential mortgage-backed securities (RMBS) benefited from having a longer duration profile than other assets as rates decreased significantly. Floating rate products such as collateralized loan obligations (CLOs) and bank loans tended to have the worst performance over the period driven by lower perceived future income due to the decline in short-term rates. Despite posting positive returns over the year, the remainder of the structured products complex underperformed because each of these sectors maintained a duration shorter than the benchmark over the period. Overall, DoubleLine continues to believe yields across the intermediate to long tenors of the U.S. Treasury curve are biased upward and we are in the later stages of the economic cycle. The result is a Fund that remains defensively positioned with a shorter duration than the benchmark.

The views expressed represent the opinions of DoubleLine Capital LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers DoubleLine Core Plus Bond Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Doubleline Core Plus Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Doubleline Core Plus Bond Fund’s Class N shares on July 18, 2011, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Doubleline Core Plus Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Managers DoubleLine Core Plus Bond Fund[2,3,4,5,6,7,8,9,10,11]

Class N	8.67%	3.08%	4.39%	07/18/11

Class I	8.94%	3.34%	4.65%	07/18/11

Class Z	8.91%	—	3.80%	09/29/17

Bloomberg Barclays U.S. Aggregate Bond Index[12]	11.51%	3.24%	3.30%	07/18/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[3] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

5  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[6] The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7] Bank loans are subject to the credit risk of nonpayment of principal or interest.

[8] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

[9] Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

AMG Managers DoubleLine Core Plus Bond Fund Portfolio Manager’s Comments (continued)

[10] Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[11] Active and frequent trading of a fund may result in higher transaction costs and increase tax liability.

[12] The Bloomberg Barclays U.S. Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment and does not incur expenses.

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers DoubleLine Core Plus Bond Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets
U.S. Government and Agency Obligations	33.0

Corporate Bonds and Notes	30.1

Mortgage-Backed Securities	17.2

Asset-Backed Securities	8.0

Investment Companies	4.6

Floating Rate Senior Loan Interests	2.0

Foreign Government Obligations	0.7

Municipal Bonds	0.1

Common Stocks[1]	0.0

Short-Term Investments	6.6

Other Assets Less Liabilities[2]	(2.3)

[1]	Less than 0.05%

[2]	Includes payable for delayed delivery securities.

Rating	% of Market Value[3]
U.S. Government and Agency Obligations	40.1

Aaa	2.9

Aa	2.1

A	12.1

Baa	20.3

Ba	10.9

B	5.5

Caa & lower	6.1

[3]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
DoubleLine Global Bond Fund, Class I	4.6

Fannie Mae, 2.500%, 11/01/39	1.7

U.S. Treasury Notes, 1.750%, 11/30/21	1.3

STRU BNP-4950, Class P, 2.500%, 11/01/49	1.2

Fannie Mae, 3.500%, 03/01/46	1.2

U.S. Treasury Notes, 2.875%, 10/15/21	1.1

Fannie Mae REMICS, Series 2013-5, Class EZ, 2.000%, 08/25/42	1.0

U.S. Treasury Notes, 2.250%, 08/15/27	1.0

U.S. Treasury Notes, 2.375%, 05/15/27	1.0

U.S. Treasury Notes, 2.250%, 10/31/24	1.0

Top Ten as a Group	15.1

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments October 31, 2019

	Principal
	Amount	Value

Corporate Bonds and Notes - 30.1%

Financials - 9.0%

A.S.P AMC Merger Sub, Inc.
8.000%, 05/15/25[1,2]	$98,000	$61,250

Acrisure LLC/Acrisure Finance, Inc.
8.125%, 02/15/24[1]	105,000	112,088

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.500%, 01/15/25	485,000	501,350

Air Lease Corp.
2.750%, 01/15/23	70,000	70,886
3.750%, 02/01/22	430,000	444,267

Alexandria Real Estate Equities, Inc.
4.000%, 01/15/24	460,000	492,911

Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
6.750%, 10/15/27[1]	75,000	78,196

Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.625%, 07/15/26[1]	80,000	85,600
9.750%, 07/15/27[1]	55,000	57,613

American Express Co.
2.500%, 08/01/22	520,000	527,412

American Tower Corp.
3.600%, 01/15/28	525,000	552,170
4.400%, 02/15/26	1,300,000	1,426,710

AssuredPartners, Inc.
7.000%, 08/15/25[1]	180,000	180,225

Athene Global Funding
3.000%, 07/01/22[1]	565,000	575,245

AXA Equitable Holdings, Inc.
3.900%, 04/20/23	560,000	587,387

Banco BTG Pactual SA (Cayman Islands) (U.S. Treasury Yield Curve CMT 5 year + 5.257%)
7.750%, 02/15/29[1,3]	1,250,000	1,323,750

Banco de Reservas de la Republica Dominicana (Dominican Republic)
7.000%, 02/01/23[1]	300,000	315,753
7.000%, 02/01/23	200,000	210,502

Banco do Brasil SA/Cayman (Cayman Islands) (U.S. Treasury Yield Curve CMT 10 year + 4.398%)
6.250%, 10/15/68[3,4]	1,500,000	1,494,825

Banco General SA (Panama)
4.125%, 08/07/27	300,000	314,985

Banco Internacional del Peru SAA Interbank (Peru) (3 month LIBOR + 6.740%)
8.500%, 04/23/70[3]	500,000	511,880

	Principal
	Amount	Value

Banco Macro SA (Argentina)
(USD Swap 5 year + 5.463%),
6.750%, 11/04/26[2,3]	$950,000	$698,250
(USD Swap 5 year + 5.463%),
6.750%, 11/04/26[1,3]	200,000	147,000

Banco Mercantil del Norte SA/Grand Cayman (Cayman Islands)
(U.S. Treasury Yield Curve CMT 5 year + 4.447%), 5.750%, 10/04/31[3]	400,000	405,504
(U.S. Treasury Yield Curve CMT 5 year + 5.035%), 6.875%, 10/06/68[2,3,4]	500,000	518,130
(U.S. Treasury Yield Curve CMT 10 year + 5.470%), 7.500%, 09/27/68[1,3,4]	200,000	208,800
(U.S. Treasury Yield Curve CMT 10 year + 5.353%), 7.625%, 10/06/68[3,4]	1,200,000	1,258,512

Banco Nacional de Comercio Exterior
SNC/Cayman Islands (Cayman Islands)
(U.S. Treasury Yield Curve CMT 5 year + 3.000%) 3.800%, 08/11/26[3]	200,000	203,252

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico)
(U.S. Treasury Yield Curve CMT 5 year + 2.995%) 5.950%, 10/01/28[1,3]	200,000	215,400

Banco Santander SA (Spain)
(3 month LIBOR + 1.090%)
3.238%, 02/23/23[3]	600,000	603,585

Bancolombia SA (Colombia)
(U.S. Treasury Yield Curve CMT 5 year + 2.929%), 4.875%, 10/18/27[3]	400,000	412,504
5.125%, 09/11/22	500,000	527,450

Bank of America Corp., MTN
(3 month LIBOR + 1.210%)
3.974%, 02/07/30[3]	590,000	644,409

Bank of Montreal (Canada)
(USD Swap 5 year + 1.432%)
3.803%, 12/15/32[3]	450,000	467,280

Bank of New Zealand (New Zealand)
3.500%, 02/20/24[1]	510,000	534,631

The Bank of Nova Scotia (Canada)
3.400%, 02/11/24	375,000	393,360

Bantrab Senior Trust (Cayman Islands)
9.000%, 11/14/20	150,000	155,252

Barclays PLC (United Kingdom)
(3 month LIBOR + 1.380%)
3.548%, 05/16/24[3]	640,000	644,791

BBVA Bancomer SA/Texas
(U.S. Treasury Yield Curve CMT 5 year + 2.650%), 5.125%, 01/18/33[3]	1,500,000	1,466,265
(U.S. Treasury Yield Curve CMT 5 year + 3.000%), 5.350%, 11/12/29[3]	400,000	405,004

BDO Unibank, Inc., EMTN (Philippines)
2.950%, 03/06/23	1,000,000	1,015,782

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Financials - 9.0% (continued)

BNP Paribas SA (France)
3.375%, 01/09/25[1]	$620,000	$643,917

BOC Aviation, Ltd. (Singapore)
(3 month LIBOR + 1.125%)
3.238%, 09/26/23[1,3]	500,000	503,548

Boston Properties, LP
3.400%, 06/21/29	545,000	575,316

Capital One Financial Corp.
(3 month LIBOR + 0.720%)
2.656%, 01/30/23[3]	120,000	120,000

CFX Escrow Corp.
6.000%, 02/15/24[1]	75,000	79,969
6.375%, 02/15/26[1]	135,000	146,475

The Charles Schwab Corp.
3.550%, 02/01/24	485,000	513,909

Citigroup, Inc.
(3 month LIBOR + 1.100%)
3.224%, 05/17/24[3]	825,000	835,618

CNO Financial Group, Inc.
5.250%, 05/30/29	60,000	66,322

Commonwealth Bank of Australia (Australia)
4.316%, 01/10/48[1]	535,000	591,195

Credit Acceptance Corp.
6.625%, 03/15/26[1]	155,000	165,075

Credit Agricole SA/London (United Kingdom)
3.750%, 04/24/23[1]	545,000	570,085

Credit Suisse Group AG (Switzerland)
(3 month LIBOR + 1.240%)
3.372%, 06/12/24[1,3]	430,000	434,712

Credito Real SAB de CV (Mexico)
9.500%, 02/07/26[1]	700,000	806,750

Credito Real SAB de CV SOFOM ER (Mexico)
(U.S. Treasury Yield Curve CMT 5 year + 7.026%)
9.125%, 05/29/68[3,4]	800,000	831,008

Crown Castle International Corp.
3.650%, 09/01/27	590,000	627,340
3.700%, 06/15/26	600,000	636,763
4.000%, 03/01/27	775,000	839,361

DBS Group Holdings, Ltd. (Singapore)
(3 month LIBOR + 0.620%), 2.560%, 07/25/22[3]	200,000	201,046
(USD Swap 5 year + 1.590%), 4.520%, 12/11/28[3]	200,000	212,590

DBS Group Holdings, Ltd., GMTN (Singapore)
(USD Swap 5 year + 2.390%)
3.600%, 03/07/68[3,4]	1,379,000	1,389,342

Digital Realty Trust LP
3.700%, 08/15/27	1,135,000	1,197,353

Discover Financial Services
4.100%, 02/09/27	730,000	785,323

Docuformas SAPI de CV (Mexico)
10.250%, 07/24/24[1]	500,000	508,250

	Principal
	Amount	Value

ERP Operating LP
2.500%, 02/15/30	$290,000	$289,457

ESH Hospitality, Inc.
5.250%, 05/01/25[1]	245,000	253,269

Gilex Holding Sarl (Colombia)
8.500%, 05/02/23[1]	200,000	217,750
8.500%, 05/02/23	450,000	489,937

Global Aircraft Leasing Co., Ltd. (Cayman Islands)
6.500%, 09/15/24[1,5]	135,000	138,503

Global Bank Corp. (Panama)
4.500%, 10/20/21	900,000	929,259
(3 month LIBOR + 3.300%), 5.250%, 04/16/29[1,3]	400,000	428,700

The Goldman Sachs Group, Inc.
(3 month LIBOR + 1.170%)
3.328%, 05/15/26[3]	790,000	800,072

HSBC Holdings PLC (United Kingdom)
(3 month LIBOR + 1.380%)
3.512%, 09/12/26[3]	750,000	759,296

Icahn Enterprises LP/Icahn Enterprises
Finance Corp.
6.250%, 02/01/22	110,000	112,888
6.250%, 05/15/26	175,000	185,938
6.375%, 12/15/25	40,000	42,100

Industrial Senior Trust (Cayman Islands)
5.500%, 11/01/22	500,000	523,125

Interoceanica IV Finance, Ltd. (Cayman Islands)
0.000%, 11/30/25[6]	1,337,475	1,227,749

Iron Mountain, Inc.
4.875%, 09/15/29[1]	105,000	107,756

iStar, Inc.
4.750%, 10/01/24	60,000	62,025

Itau Unibanco Holding SA/Cayman Island (Cayman Islands)
(U.S. Treasury Yield Curve CMT 5 year + 3.863%)
6.500%, 09/19/68[2,3,4]	200,000	208,750

Liberty Mutual Group, Inc.
3.951%, 10/15/50[1]	854,000	884,628

Lions Gate Capital Holdings LLC
6.375%, 02/01/24[1]	115,000	110,785

Lloyds Banking Group PLC (United Kingdom)
(3 month LIBOR + 1.205%)
3.574%, 11/07/28[3]	630,000	654,224

Macquarie Group, Ltd. (Australia)
(3 month LIBOR + 1.023%), 3.189%, 11/28/23[1,3]	185,000	189,187
(3 month LIBOR + 1.330%), 4.150%, 03/27/24[1,3]	355,000	374,860

Malayan Banking Bhd (Malaysia)
(USD Swap 5 year + 2.542%)
3.905%, 10/29/26[3]	1,800,000	1,838,880

MGM Growth Properties Operating
Partnership LP/MGP Finance Co-Issuer, Inc.
5.750%, 02/01/27[1]	95,000	107,469

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Financials - 9.0% (continued)

Mitsubishi UFJ Financial Group, Inc. (Japan)
(3 month LIBOR + 0.740%)
2.878%, 03/02/23[3]	$570,000	$570,995

Morgan Stanley
(3 month LIBOR + 1.340%)
3.591%, 07/22/28[3]	585,000	618,822

MPT Operating Partnership LP/MPT
Finance Corp.
4.625%, 08/01/29	80,000	83,601
5.000%, 10/15/27	205,000	216,787

Nationstar Mortgage Holdings Inc.
8.125%, 07/15/23[1]	120,000	127,500

Navient Corp.
6.500%, 06/15/22	175,000	187,687

NFP Corp.
6.875%, 07/15/25[1]	190,000	187,862

Oversea-Chinese Banking Corp., Ltd. (Singapore)
4.250%, 06/19/24	600,000	637,194

Prudential Financial, Inc.
3.905%, 12/07/47	275,000	296,964

Public Storage
3.385%, 05/01/29	520,000	562,320

Radiant Access, Ltd. (Virgin Islands, British)
4.600%, 11/18/67[4]	1,100,000	1,094,760

Royal Bank of Scotland Group PLC
(United Kingdom)
(3 month LIBOR + 1.480%)
3.498%, 05/15/23[3]	285,000	291,297

S.P.A.RC EM SPC Panama Metro Line 2 SP (Cayman Islands)
0.000%, 12/05/22[1,6]	1,192,412	1,146,218
0.000%, 12/05/22[6]	1,195,828	1,149,502

Scotiabank Peru SAA (Peru)
(3 month LIBOR + 3.856%)
4.500%, 12/13/27[3]	200,000	207,002

Simon Property Group LP
2.450%, 09/13/29	290,000	287,080

Springleaf Finance Corp.
6.625%, 01/15/28	25,000	27,750
6.875%, 03/15/25	104,000	118,040
7.125%, 03/15/26	5,000	5,722

Sprint Capital Corp.
6.875%, 11/15/28	245,000	266,437

Sumitomo Mitsui Financial Group, Inc. (Japan)
(3 month LIBOR + 0.740%)
2.742%, 01/17/23[3]	880,000	881,803

SURA Asset Management SA (Colombia)
4.875%, 04/17/24	200,000	216,252

Synchrony Financial
3.950%, 12/01/27	565,000	589,121

	Principal
	Amount	Value

Tempo Acquisition LLC/Tempo Acquisition
Finance Corp.
6.750%, 06/01/25[1]	$210,000	$217,087

TerraForm Power Operating LLC
4.250%, 01/31/23[1]	155,000	160,425

Unifin Financiera SAB de CV (Mexico)
(U.S. Treasury Yield Curve CMT 5 year + 6.308%)
8.875%, 07/29/68[2,3,4]	1,600,000	1,456,016

United Overseas Bank, Ltd., EMTN (Singapore)
(USD Swap 5 year + 2.236%),
3.500%, 09/16/26[3]	1,000,000	1,012,690
(USD Swap 5 year + 1.794%),
3.875%, 04/19/67[3,4]	600,000	607,116

Wells Fargo & Co., MTN
(3 month LIBOR + 1.170%), 2.879%, 10/30/30[3]	290,000	291,604
(3 month LIBOR + 1.170%), 3.196%, 06/17/27[3]	245,000	253,515

Welltower, Inc.
3.950%, 09/01/23	525,000	558,130

Westpac Banking Corp. (Australia)
(3 month LIBOR + 0.720%)
2.878%, 05/15/23[2,3]	580,000	585,056

WeWork Cos., Inc.
7.875%, 05/01/25[1,2]	40,000	34,100

Willis North America, Inc.
4.500%, 09/15/28	495,000	551,359

Total Financials		60,565,854

Industrials - 16.9%

AbbVie, Inc.
4.700%, 05/14/45	518,000	554,640

Adani Ports & Special Economic Zone, Ltd. (India)
3.950%, 01/19/22	600,000	615,238

Advanced Drainage Systems, Inc.
5.000%, 09/30/27[1]	75,000	76,875

AECOM
5.125%, 03/15/27	145,000	153,656

Aeropuerto Internacional de Tocumen SA (Panama)
5.625%, 05/18/36	200,000	232,502

AI Candelaria Spain SLU (Spain)
7.500%, 12/15/28	750,000	848,437
7.500%, 12/15/28[1]	250,000	282,812

Air Medical Group Holdings, Inc.
6.375%, 05/15/23[1,2]	90,000	77,063

Ajecorp BV (Netherlands)
6.500%, 05/14/22	200,000	196,500

AK Steel Corp.
6.375%, 10/15/25[2]	20,000	16,600
7.625%, 10/01/21[2]	15,000	14,750

Aker BP A.S.A. (Norway)
4.750%, 06/15/24[1]	150,000	156,375

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
5.875%, 02/15/28[1]	$165,000	$177,581

Alcoa Nederland Holding BV (Netherlands)
6.125%, 05/15/28[1]	200,000	215,000

Allison Transmission, Inc.
5.000%, 10/01/24[1]	149,000	153,097

Altice France, S.A. (France)
7.375%, 05/01/26[1]	200,000	214,669

Altria Group, Inc.
4.800%, 02/14/29	510,000	560,938

American Axle & Manufacturing, Inc.
6.250%, 03/15/26[2]	65,000	62,075

Amsted Industries, Inc.
5.625%, 07/01/27[1]	105,000	111,037

Anglo American Capital PLC (United Kingdom)
4.500%, 03/15/28[1]	615,000	655,354

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc.
4.900%, 02/01/46	140,000	167,403

Anheuser-Busch InBev Worldwide, Inc.
4.600%, 04/15/48	385,000	442,509

Antero Midstream Partners, LP/Antero Midstream Finance Corp.
5.750%, 03/01/27[1]	59,000	44,250

Anthem, Inc.
2.375%, 01/15/25	295,000	295,760

APT Pipelines, Ltd. (Australia)
4.250%, 07/15/27[1]	1,000,000	1,077,168

Aramark Services, Inc.
5.000%, 04/01/25[1]	185,000	193,094

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
6.000%, 02/15/25[1]	200,000	210,500

Arrow Electronics, Inc.
3.875%, 01/12/28	245,000	253,518

Ascend Learning LLC
6.875%, 08/01/25[1]	30,000	31,425
6.875%, 08/01/25[1]	170,000	178,500

AstraZeneca PLC (United Kingdom)
6.450%, 09/15/37	410,000	579,031

AT&T, Inc.
5.250%, 03/01/37	735,000	866,332

Avantor, Inc.
9.000%, 10/01/25[1]	190,000	212,743

Avolon Holdings Funding, Ltd. (Ireland)
3.950%, 07/01/24[1]	395,000	410,583
5.250%, 05/15/24[1]	140,000	153,020

B&G Foods, Inc.
5.250%, 04/01/25[2]	115,000	117,875

	Principal
	Amount	Value

B&G Foods, Inc.
5.250%, 09/15/27	$75,000	$74,906

Banff Merger Sub, Inc.
9.750%, 09/01/26[1]	55,000	51,494

BAT Capital Corp.
3.462%, 09/06/29	915,000	899,867

Bausch Health Cos., Inc.
5.750%, 08/15/27[1]	30,000	32,653
7.000%, 03/15/24[1]	90,000	94,381
7.000%, 01/15/28[1]	140,000	151,375
7.250%, 05/30/29[1]	140,000	154,525

BBA US Holdings, Inc.
4.000%, 03/01/28[1]	20,000	19,900

Beacon Escrow Corp.
4.875%, 11/01/25[1]	150,000	147,945

Beacon Roofing Supply, Inc.
4.500%, 11/15/26[1,2]	50,000	51,063

Becton Dickinson and Co.
2.894%, 06/06/22	835,000	851,415

Berry Global, Inc.
5.625%, 07/15/27[1,2]	130,000	138,287

Bharat Petroleum Corp., Ltd., EMTN (India)
4.000%, 05/08/25	400,000	413,862

Bharti Airtel International Netherlands BV (Netherlands)
5.125%, 03/11/23	800,000	831,028

Bharti Airtel, Ltd. (India)
4.375%, 06/10/25[2]	1,000,000	1,006,084

Bombardier, Inc. (Canada)
6.000%, 10/15/22[1]	65,000	63,700
7.875%, 04/15/27[1]	45,000	42,638

Boyne USA, Inc.
7.250%, 05/01/25[1]	215,000	235,962

BPRL International Singapore Pte, Ltd., EMTN (Singapore)
4.375%, 01/18/27	1,000,000	1,063,710

Builders FirstSource, Inc.
5.625%, 09/01/24[1]	165,000	172,012
6.750%, 06/01/27[1]	40,000	43,600

C&W Senior Financing DAC (Ireland)
6.875%, 09/15/27	1,700,000	1,795,625
7.500%, 10/15/26[1]	500,000	538,125

Cable Onda, S.A. (Panama)
4.500%, 01/30/30[1]	200,000	203,054

Camelot Finance, S.A. (Luxembourg)
4.500%, 11/01/26[1]	25,000	25,323

Canacol Energy, Ltd. (Canada)
7.250%, 05/03/25[1]	200,000	210,252
7.250%, 05/03/25	1,300,000	1,366,638

Carvana Co.
8.875%, 10/01/23[1]	70,000	72,800

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

Catalent Pharma Solutions, Inc.
5.000%, 07/15/27[1]	$130,000	$136,175

CCO Holdings LLC/CCO Holdings Capital Corp.
5.000%, 02/01/28[1]	170,000	178,287
5.750%, 02/15/26[1]	155,000	164,067

CDK Global, Inc.
5.250%, 05/15/29[1]	50,000	53,156
5.875%, 06/15/26	65,000	69,794

Cedar Fair LP
5.250%, 07/15/29[1]	110,000	118,525

Celgene Corp.
4.350%, 11/15/47	555,000	648,576

Celulosa Arauco y Constitucion SA (Chile)
5.500%, 04/30/49[1]	750,000	794,062

Cemex SAB de CV (Mexico)
7.750%, 04/16/26[2]	200,000	216,252

Cengage Learning, Inc.
9.500%, 06/15/24[1,2]	95,000	85,500

Cenovus Energy Inc. (Canada)
5.400%, 06/15/47	250,000	280,124

Centene Corp.
4.750%, 01/15/25	175,000	181,477
5.375%, 06/01/26[1]	90,000	95,490

Century Communities, Inc.
6.750%, 06/01/27[1]	70,000	75,075

Charles River Laboratories International, Inc.
4.250%, 05/01/28[1]	70,000	71,495

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	535,000	590,641

Cheniere Energy Partners LP
4.500%, 10/01/29[1]	50,000	51,188
5.250%, 10/01/25	205,000	212,944
5.625%, 10/01/26	80,000	84,900

Cigna Corp.
(3 month LIBOR + 0.890%), 2.891%, 07/15/23[3]	275,000	276,153
4.900%, 12/15/48	265,000	308,149

Cincinnati Bell, Inc.
7.000%, 07/15/24[1,2]	115,000	104,362

Clean Harbors, Inc.
4.875%, 07/15/27[1]	125,000	130,617
5.125%, 07/15/29[1]	30,000	32,025

Clear Channel Worldwide Holdings, Inc.
5.125%, 08/15/27[1]	90,000	93,909
9.250%, 02/15/24[1]	29,000	31,954

CNOOC Finance 2013, Ltd. (Hong Kong)
3.000%, 05/09/23	400,000	406,149

CNOOC Finance 2015 USA LLC
3.500%, 05/05/25	700,000	730,131

	Principal
	Amount	Value

CNOOC Finance 2015 USA LLC
3.750%, 05/02/23[2]	$590,000	$613,629

CNX Midstream Partners LP/CNX Midstream Finance Corp.
6.500%, 03/15/26[1]	195,000	182,812

Colombia Telecomunicaciones SA ESP
(Colombia)
(USD Swap 5 year + 6.958%)
8.500%, 09/30/68[3,4]	200,000	204,400

Comcast Corp.
3.950%, 10/15/25	545,000	599,048

CommScope, Inc.
5.500%, 03/01/24[1]	75,000	76,388
6.000%, 03/01/26[1]	40,000	41,300

Comunicaciones Celulares SA Via Comcel Trust (Cayman Islands)
6.875%, 02/06/24	500,000	516,250

Constellation Brands, Inc.
3.150%, 08/01/29	140,000	143,028

Constellation Merger Sub, Inc.
8.500%, 09/15/25[1,2]	85,000	60,775

Controladora Mabe SA de CV (Mexico)
5.600%, 10/23/28[2]	500,000	551,375

Corning, Inc.
4.375%, 11/15/57	285,000	301,914

Cosan Overseas, Ltd. (Cayman Islands)
8.250%, 02/05/67[4]	2,000,000	2,087,520

Cott Holdings, Inc.
5.500%, 04/01/25[1]	180,000	188,325

CRC Escrow Issuer LLC/CRC Finco, Inc.
5.250%, 10/15/25[1]	130,000	133,412

Crown Americas LLC/Crown
Americas Capital Corp. IV
4.500%, 01/15/23	115,000	120,462

Crown Americas LLC/Crown
Americas Capital Corp. VI
4.750%, 02/01/26	230,000	242,075

CSC Holdings LLC
5.250%, 06/01/24[2]	135,000	145,800

CSI Compressco, LP/CSI Compressco
Finance, Inc.
7.500%, 04/01/25[1]	170,000	165,750

CSN Islands XII Corp. (Brazil)
7.000%, 12/23/67[4]	750,000	662,992

CSN Resources SA (Brazil)
7.625%, 04/17/26[1]	300,000	305,250

CSX Corp.
3.800%, 11/01/46	555,000	585,884

CVS Health Corp.
5.050%, 03/25/48	260,000	298,303

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

Dana Financing Luxembourg Sarl (Luxembourg)
5.750%, 04/15/25[1]	$155,000	$161,200

Delek & Avner Tamar Bond, Ltd. (Israel)
5.082%, 12/30/23[1]	100,000	103,847

Delek & Avner Tamar Bond, Ltd. (Israel)
5.412%, 12/30/25[1]	300,000	314,964

Delta Air Lines, Inc.
3.800%, 04/19/23	585,000	606,743

Diamond Sports Group LLC/Diamond Sports Finance Co.
5.375%, 08/15/26[1]	100,000	104,625

Digicel Group Two, Ltd. PIK (Jamaica)
9.125%, 04/01/24[1,5]	1,622,912	300,239

DISH DBS Corp.
5.875%, 11/15/24	65,000	65,406

Dollar Tree, Inc.
4.000%, 05/15/25	510,000	548,906

The Dun & Bradstreet Corp.
6.875%, 08/15/26[1]	55,000	60,242
10.250%, 02/15/27[1]	40,000	44,001

DuPont de Nemours, Inc.
5.419%, 11/15/48	460,000	571,923

Eagle Holding Co. II LLC
7.750%, 05/15/22[1,5]	80,000	81,400

Eldorado Resorts, Inc.
6.000%, 04/01/25	105,000	110,906

Embarq Corp.
7.995%, 06/01/36	125,000	124,375

Empresa de Transporte de Pasajeros Metro SA (Chile)
5.000%, 01/25/47[1]	1,150,000	1,353,895

Empresa Nacional de Telecomunicaciones SA (Chile)
4.875%, 10/30/24	300,000	314,321

ENA Norte Trust (Panama)
4.950%, 04/25/23	945,706	978,815

Enable Midstream Partners LP
4.400%, 03/15/27	280,000	277,678

Encompass Health Corp.
4.500%, 02/01/28	35,000	35,875
4.750%, 02/01/30	10,000	10,338

Energizer Holdings, Inc.
7.750%, 01/15/27[1]	75,000	83,250

Energy Transfer LP
4.200%, 04/15/27	30,000	31,311
4.750%, 01/15/26	490,000	531,214

Envision Healthcare Corp.
8.750%, 10/15/26[1]	25,000	14,188

EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, 05/15/26[1,7]	70,000	49,000

	Principal
	Amount	Value

Exelon Corp.
3.400%, 04/15/26	$1,000,000	$1,052,776

Expedia, Inc.
3.800%, 02/15/28	280,000	293,584

Exterran Energy Solutions, LP/EES Finance Corp
8.125%, 05/01/25	95,000	94,525

Extraction Oil & Gas, Inc.
5.625%, 02/01/26[1]	45,000	19,350

FedEx Corp.
4.750%, 11/15/45	270,000	290,586

Fermaca Enterprises S de RL de CV (Mexico)
6.375%, 03/30/38[1]	218,669	237,258

Fideicomiso PA Pacifico Tres (Colombia)
8.250%, 01/15/35	200,000	225,502

Flex Acquisition Co, Inc.
7.875%, 07/15/26[1]	50,000	47,125

Ford Motor Co.
7.450%, 07/16/31	125,000	145,343

Foresight Energy LLC/Foresight Energy
Finance Corp.
11.500%, 04/01/23[1]	180,000	16,650

Freeport-McMoRan, Inc.
5.400%, 11/14/34	1,150,000	1,128,437
5.450%, 03/15/43	1,000,000	935,000

Fresnillo PLC (Mexico)
5.500%, 11/13/23	200,000	218,752

Frontdoor, Inc.
6.750%, 08/15/26[1]	150,000	164,625

Frontier Communications Corp.
7.125%, 01/15/23	55,000	24,956
8.000%, 04/01/27[1]	55,000	57,888
8.500%, 04/15/20[2]	40,000	23,200
8.500%, 04/01/26[1]	45,000	45,225

FTS International, Inc.
6.250%, 05/01/22	62,000	44,563

General Electric Co., MTN
5.875%, 01/14/38	505,000	604,932

General Motors Co.
(3 month LIBOR + 0.800%)
3.009%, 08/07/20[3]	210,000	210,339

General Motors Financial Co, Inc.
(3 month LIBOR + 0.990%)
3.033%, 01/05/23[3]	690,000	684,135

Genesys Telecommunications Laboratories Inc.
10.000%, 11/30/24[1]	220,000	238,150

Geopark, Ltd. (Chile)
6.500%, 09/21/24	1,400,000	1,450,764

GFL Environmental, Inc. (Canada)
8.500%, 05/01/27[1]	55,000	60,638

GNL Quintero SA (Chile)
4.634%, 07/31/29	450,000	477,112

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc.
9.875%, 05/01/24[1]	$110,000	$116,050

Gohl Capital, Ltd. (Isle of Man)
4.250%, 01/24/27	1,500,000	1,572,915

Golden Entertainment, Inc.
7.625%, 04/15/26[1]	65,000	68,494

Golden Nugget, Inc.
6.750%, 10/15/24[1]	220,000	227,172
8.750%, 10/01/25[1]	30,000	31,650

Gran Tierra Energy International Holdings, Ltd. (Cayman Islands)
6.250%, 02/15/25	1,126,000	1,059,847

Gran Tierra Energy, Inc. (Canada)
7.750%, 05/23/27[1]	200,000	192,000

Gray Television, Inc.
5.125%, 10/15/24[1]	55,000	57,131
7.000%, 05/15/27[1]	90,000	98,822

GrubHub Holdings, Inc.
5.500%, 07/01/27[1]	45,000	42,300

Grupo Bimbo SAB de CV (Mexico)
(U.S. Treasury Yield Curve CMT 5 year + 3.280%)
5.950%, 07/17/68[2,3,4]	600,000	637,200

Grupo Idesa SA de CV (Mexico)
7.875%, 12/18/20[1]	100,000	75,375
7.875%, 12/18/20	600,000	452,250

GTT Communications, Inc.
7.875%, 12/31/24[1]	80,000	47,000

Guanay Finance, Ltd. (Cayman Islands)
6.000%, 12/15/20	575,621	581,809

Gulfport Energy Corp.
6.375%, 05/15/25	110,000	67,100

GW Honos Security Corp. (Canada)
8.750%, 05/15/25[1]	130,000	130,650

Hasbro, Inc.
3.500%, 09/15/27	565,000	578,389

HCA, Inc.
4.125%, 06/15/29	270,000	286,742
5.250%, 04/15/25	55,000	61,422
5.375%, 09/01/26	305,000	333,212
5.875%, 02/01/29	15,000	17,025

Hess Infrastructure Partners, LP/Hess
Infrastructure Partners Finance Corp.
5.625%, 02/15/26[1]	300,000	315,375

Hexion, Inc.
7.875%, 07/15/27[1]	55,000	53,213

H-Food Holdings LLC/Hearthside
Finance Co., Inc.
8.500%, 06/01/26[1]	75,000	55,875

	Principal
	Amount	Value

Hilcorp Energy I, LP/Hilcorp Finance Co.
6.250%, 11/01/28[1]	$80,000	$68,000

Hill-Rom Holdings, Inc.
4.375%, 09/15/27[1]	60,000	61,950

Hilton Domestic Operating Co, Inc.
4.250%, 09/01/24	305,000	311,100

The Home Depot, Inc.
3.900%, 06/15/47	260,000	300,080

Horizon Pharma USA, Inc.
5.500%, 08/01/27[1]	200,000	209,000

IAA, Inc.
5.500%, 06/15/27[1]	115,000	123,498

iHeartCommunications, Inc.
5.250%, 08/15/27[1]	60,000	62,052
6.375%, 05/01/26[2]	30,000	32,438
8.375%, 05/01/27[2]	15,000	16,163

Imperial Brands Finance PLC (United Kingdom)
3.500%, 07/26/26[1]	290,000	289,503

Indian Oil Corp., Ltd. (India)
5.625%, 08/02/21	450,000	473,680
5.750%, 08/01/23	1,700,000	1,869,294

Indigo Natural Resources LLC
6.875%, 02/15/26[1]	55,000	50,325

Informatica LLC
7.125%, 07/15/23[1]	185,000	188,469

Installed Building Products, Inc.
5.750%, 02/01/28[1]	85,000	89,504

Intelsat Jackson Holdings SA (Luxembourg)
5.500%, 08/01/23	85,000	79,900
8.500%, 10/15/24[1]	95,000	95,921

InterCement Financial Operations BV
(Netherlands)
5.750%, 07/17/24	400,000	296,004

The Interpublic Group of Cos, Inc.
5.400%, 10/01/48	485,000	586,559

Inversiones CMPC SA (Chile)
4.750%, 09/15/24	200,000	211,582

IQVIA, Inc.
5.000%, 05/15/27[1]	200,000	212,500

IRB Holding Corp.
6.750%, 02/15/26[1]	140,000	142,800

Iridium Communications, Inc.
10.250%, 04/15/23[1]	165,000	178,612

JBS Investments II GmbH (Austria)
5.750%, 01/15/28[1]	1,200,000	1,253,100

JBS USA LUX, S.A./JBS USA Finance, Inc.
5.750%, 06/15/25[1]	15,000	15,638
5.875%, 07/15/24[1]	25,000	25,813
6.750%, 02/15/28[1]	105,000	115,895

JBS USA LUX, S.A./JBS USA Food Co./JBS USA Finance, Inc.
5.500%, 01/15/30[1]	35,000	37,800

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

JBS USA LUX, S.A./JBS USA Food Co./JBS USA Finance, Inc.
6.500%, 04/15/29[1]	$100,000	$111,503

Jeld-Wen, Inc.
4.625%, 12/15/25[1]	175,000	173,687

John Deere Capital Corp., MTN
3.450%, 01/10/24	250,000	264,643

JSL Europe, S.A. (Luxembourg)
7.750%, 07/26/24	850,000	907,375

KAR Auction Services, Inc.
5.125%, 06/01/25[1]	160,000	167,800

Kinder Morgan Energy Partners L.P., MTN
6.950%, 01/15/38	430,000	556,262

Kraton Polymers LLC/Kraton Polymers Capital Corp.
7.000%, 04/15/25[1]	45,000	45,900

Kratos Defense & Security Solutions, Inc.
6.500%, 11/30/25[1]	90,000	95,625

The Kroger Co.
3.400%, 04/15/22	510,000	528,267

Kronos Acquisition Holdings, Inc. (Canada)
9.000%, 08/15/23[1]	85,000	74,375

Latam Finance, Ltd. (Cayman Islands)
6.875%, 04/11/24	500,000	530,375
7.000%, 03/01/26[1]	500,000	539,750

Level 3 Financing, Inc.
4.625%, 09/15/27[1]	90,000	91,687
5.375%, 01/15/24	190,000	194,037

Live Nation Entertainment, Inc.
5.625%, 03/15/26[1]	180,000	192,150

Lockheed Martin Corp.
4.700%, 05/15/46	435,000	550,207

LTF Merger Sub, Inc.
8.500%, 06/15/23[1]	175,000	179,812

Marathon Petroleum Corp.
5.125%, 12/15/26	540,000	617,617

MARB BondCo PLC (United Kingdom)
6.875%, 01/19/25	1,700,000	1,775,140

Marriott Ownership Resorts, Inc./ILG LLC
6.500%, 09/15/26	125,000	135,779

Marvell Technology Group, Ltd.
4.200%, 06/22/23	590,000	621,369

Masonite International Corp.
5.750%, 09/15/26[1]	145,000	154,425

Match Group, Inc.
5.000%, 12/15/27[1]	150,000	157,312

McDonald’s Corp., MTN
4.450%, 03/01/47	245,000	283,113

	Principal
	Amount	Value

MEG Energy Corp. (Canada)
7.000%, 03/31/24[1]	$60,000	$56,658

MGM Resorts International
5.750%, 06/15/25	70,000	78,050

Millicom International Cellular SA (Luxembourg)
5.125%, 01/15/28	400,000	413,500
6.000%, 03/15/25	200,000	207,750
6.250%, 03/25/29[1]	200,000	218,746
6.625%, 10/15/26	500,000	543,750

Minerva Luxembourg SA (Luxembourg)
5.875%, 01/19/28	1,000,000	1,022,000
6.500%, 09/20/26	200,000	209,500

The Mosaic Co.
4.050%, 11/15/27	595,000	629,558

Moss Creek Resources Holdings, Inc.
7.500%, 01/15/26[1]	75,000	51,000

MPH Acquisition Holdings LLC
7.125%, 06/01/24[1]	90,000	84,375

Murphy Oil USA, Inc.
4.750%, 09/15/29	55,000	57,544

Nabors Industries, Inc.
5.750%, 02/01/25	85,000	63,776

NBM US Holdings, Inc.
7.000%, 05/14/26[1]	200,000	212,725

Netflix, Inc.
4.875%, 06/15/30[1]	30,000	30,405
5.375%, 11/15/29[1]	45,000	47,531
5.875%, 02/15/25	55,000	60,638

Network i2i, Ltd. (India)
(U.S. Treasury Yield Curve CMT 5 year + 4.277%)
5.650%, 04/15/68[1,3,4]	400,000	377,400

New Red Finance, Inc. (Canada)
5.000%, 10/15/25[1]	230,000	237,475

NuStar Logistics LP
6.000%, 06/01/26	100,000	107,370

Nutrien, Ltd. (Canada)
4.200%, 04/01/29	575,000	636,340

NVA Holdings, Inc.
6.875%, 04/01/26[1]	55,000	59,263

NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)
3.875%, 06/18/26[1]	265,000	278,111

OAS Finance, Ltd. (Virgin Islands, British)
(U.S. Treasury Yield Curve CMT 5 year + 8.186%), 8.875%, 07/25/68*,1,4,7,8	400,000	3,000
(U.S. Treasury Yield Curve CMT 5 year + 8.186%), 8.875%, 07/25/68*,4,7,8	600,000	4,500

Oasis Petroleum, Inc.
6.250%, 05/01/26[1,2]	65,000	44,558

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

Oasis Petroleum, Inc.
6.875%, 03/15/22	$95,000	$84,788

Oleoducto Central, S.A. (Colombia)
4.000%, 05/07/21	200,000	205,002

ONEOK, Inc.
3.400%, 09/01/29	150,000	149,769

ONGC Videsh Vankorneft Pte, Ltd. (Singapore)
3.750%, 07/27/26	1,000,000	1,038,417

Owens Corning
4.400%, 01/30/48	295,000	276,074

Packaging Corp of America
3.400%, 12/15/27	255,000	266,247

Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
6.250%, 05/15/26[1,2]	85,000	90,074
8.500%, 05/15/27[1]	45,000	45,338

Par Petroleum LLC/Petroleum Finance Corp.
7.750%, 12/15/25[1]	160,000	160,400

Parkland Fuel Corp. (Canada)
5.875%, 07/15/27[1]	70,000	74,257

Parsley Energy LLC/Parsley Finance Corp.
5.625%, 10/15/27[1]	140,000	145,250

Peabody Energy Corp.
6.000%, 03/31/22[1]	125,000	116,250

Penn National Gaming, Inc.
5.625%, 01/15/27[1,2]	130,000	134,550

Penske Truck Leasing Co. LP/PTL Finance Corp.
4.200%, 04/01/27[1]	245,000	260,490

Performance Food Group, Inc.
5.500%, 10/15/27[1]	115,000	122,187

Pertamina Persero PT (Indonesia)
4.300%, 05/20/23	1,100,000	1,161,539

Petrobras Global Finance BV (Netherlands)
5.750%, 02/01/29	1,000,000	1,114,600
6.900%, 03/19/49	150,000	174,645

PetSmart, Inc.
5.875%, 06/01/25[1]	26,000	25,740
7.125%, 03/15/23[1]	80,000	74,400

Pilgrim’s Pride Corp.
5.875%, 09/30/27[1]	185,000	198,925

Polaris Intermediate Corp., PIK
8.500%, 12/01/22[1,2,5]	115,000	97,175

Post Holdings, Inc.
5.500%, 03/01/25[1]	140,000	147,189
5.500%, 12/15/29[1]	25,000	26,418

Prime Security Services Borrower LLC
9.250%, 05/15/23[1]	79,000	83,256

	Principal
	Amount	Value

PTTEP Treasury Center Co., Ltd. (Thailand)
(U.S. Treasury Yield Curve CMT 5 year + 2.724%)
4.600%, 01/17/68[3,4]	$700,000	$719,919

QEP Resources, Inc.
5.250%, 05/01/23	75,000	71,625
5.625%, 03/01/26[2]	75,000	67,875

Radiate Holdco LLC/Radiate Finance, Inc.
6.625%, 02/15/25[1]	155,000	157,325
6.875%, 02/15/23[1]	10,000	10,275

Refinitiv US Holdings, Inc.
6.250%, 05/15/26[1]	95,000	103,431
8.250%, 11/15/26[1]	100,000	112,500

Reliance Holding USA, Inc.
5.400%, 02/14/22	1,500,000	1,596,057

Resideo Funding, Inc.
6.125%, 11/01/26[1]	135,000	136,350

Riverbed Technology, Inc.
8.875%, 03/01/23[1,2]	70,000	32,550

Royal Caribbean Cruises, Ltd.
3.700%, 03/15/28	265,000	274,694

Sabine Pass Liquefaction LLC
5.000%, 03/15/27	495,000	543,533

SACI Falabella (Chile)
3.750%, 04/30/23	900,000	922,583

SBA Tower Trust
3.168%, 04/11/22[1]	400,000	405,728

Schweitzer-Mauduit International, Inc.
6.875%, 10/01/26[1]	90,000	96,300

Scientific Games International, Inc.
5.000%, 10/15/25[1]	115,000	118,737
8.250%, 03/15/26[1]	70,000	74,200

The Scotts Miracle-Gro Co.
4.500%, 10/15/29[1]	85,000	85,638

Scripps Escrow, Inc.
5.875%, 07/15/27[1,2]	75,000	77,040

Select Medical Corp.
6.250%, 08/15/26[1]	115,000	122,762

The ServiceMaster Co. LLC
5.125%, 11/15/24[1]	120,000	124,650

Shire Acquisitions Investments (Ireland)
2.875%, 09/23/23	535,000	546,453

Sinopec Group Overseas Development 2016, Ltd. (China)
2.750%, 09/29/26	300,000	299,001

Sirius XM Radio, Inc.
5.375%, 07/15/26[1]	135,000	142,931
5.500%, 07/01/29[1]	65,000	70,403

Six Flags Entertainment Corp.
4.875%, 07/31/24[1]	125,000	129,375

Smithfield Foods, Inc.
4.250%, 02/01/27[1]	530,000	552,480

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal
	Amount	Value

Industrials - 16.9% (continued)

Sociedad Quimica y Minera de Chile SA (Chile)
4.375%, 01/28/25	$200,000	$210,750

Sophia LP/Sophia Finance, Inc.
9.000%, 09/30/23[1]	164,000	169,227

Spectrum Brands, Inc.
5.000%, 10/01/29[1,2]	75,000	76,875

Sprint Corp.
7.125%, 06/15/24	235,000	255,562

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738%, 03/20/25[1]	270,000	288,565

SS&C Technologies, Inc.
5.500%, 09/30/27[1]	115,000	122,906

Staples, Inc.
7.500%, 04/15/26[1]	90,000	94,050
10.750%, 04/15/27[1]	25,000	26,063

Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)
7.000%, 07/15/26[1]	135,000	145,969

Stevens Holding Co, Inc.
6.125%, 10/01/26[1]	110,000	118,800

SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.500%, 06/15/25[1]	175,000	149,625

Sunoco Logistics Partners Operations LP
3.900%, 07/15/26	1,000,000	1,037,075

Sunoco LP/Sunoco Finance Corp.
5.500%, 02/15/26	120,000	124,362
6.000%, 04/15/27	60,000	63,150

Sydney Airport Finance Co. Pty, Ltd. (Australia)
3.375%, 04/30/25[1]	990,000	1,025,720

Syngenta Finance, N.V. (Netherlands)
5.676%, 04/24/48	1,600,000	1,672,290

Tapstone Energy LLC/Tapstone Energy Finance Corp.
9.750%, 06/01/22[1]	60,000	15,600

Targa Resources Partners, LP/Targa Resources Partners Finance Corp.
5.875%, 04/15/26	175,000	183,330
6.500%, 07/15/27[1]	60,000	64,351

Tecnoglass, Inc. (Colombia)
8.200%, 01/31/22	200,000	217,500

Telefonica Celular del Paraguay SA (Paraguay)
5.875%, 04/15/27[1]	250,000	270,046

Telesat Canada/Telesat LLC (Canada)
6.500%, 10/15/27[1]	75,000	78,469

Tempur Sealy International Inc.
5.500%, 06/15/26	194,000	203,700

Tenet Healthcare Corp.
4.875%, 01/01/26[1]	110,000	113,919

	Principal
	Amount	Value

Tenet Healthcare Corp.
5.125%, 11/01/27[1]	$45,000	$46,968
6.250%, 02/01/27[1]	120,000	126,900
7.000%, 08/01/25[2]	110,000	113,987

Tervita Corp. (Canada)
7.625%, 12/01/21[1]	190,000	188,100

The Hillman Group, Inc.
6.375%, 07/15/22[1]	25,000	23,125

T-Mobile USA, Inc.
4.500%, 02/01/26	285,000	294,975

T-Mobile USA, Inc., Contingent Value Bond
0.000%, *,8,9	100,000	0

TransDigm, Inc.
5.500%, 11/15/27[1,10]	70,000	69,943
6.250%, 03/15/26[1]	120,000	128,850
6.375%, 06/15/26	90,000	94,500

Transocean Guardian, Ltd. (Cayman Islands)
5.875%, 01/15/24[1]	71,200	71,556

Transocean Poseidon, Ltd. (Cayman Islands)
6.875%, 02/01/27[1]	105,000	106,393

Transocean Proteus, Ltd. (Cayman Islands)
6.250%, 12/01/24[1]	105,000	105,787

Transocean, Inc.
7.250%, 11/01/25[1]	65,000	57,688

Trident TPI Holdings, Inc.
6.625%, 11/01/25[1]	80,000	71,800

Triumph Group, Inc.
6.250%, 09/15/24[1]	35,000	36,838
7.750%, 08/15/25[2]	118,000	118,295

Twin River Worldwide Holdings, Inc.
6.750%, 06/01/27[1]	85,000	89,701

Uber Technologies, Inc.
7.500%, 09/15/27[1]	40,000	39,500
8.000%, 11/01/26[1]	75,000	75,398

United Rentals North America, Inc.
3.875%, 11/15/27[10]	45,000	45,574
5.250%, 01/15/30	20,000	21,100
6.500%, 12/15/26	145,000	157,506

Univision Communications, Inc.
5.125%, 05/15/23[1]	30,000	30,113

UPL Corp, Ltd. (Mauritius)
3.250%, 10/13/21	1,100,000	1,107,214

USA Compression Partners, LP/USA Compression Finance Corp.
6.875%, 09/01/27[1]	205,000	206,025

Vedanta Resources Finance II PLC (United Kingdom)
9.250%, 04/23/26[1]	200,000	201,300

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 16.9% (continued)

Vedanta Resources PLC (India)
6.125%, 08/09/24	$1,800,000	$1,673,841

Verizon Communications, Inc.
4.272%, 01/15/36	255,000	288,358
4.400%, 11/01/34	500,000	578,059

Verscend Escrow Corp.
9.750%, 08/15/26[1]	148,000	157,990

Viking Cruises, Ltd.
5.875%, 09/15/27[1]	205,000	218,325

Vine Oil & Gas LP/Vine Oil & Gas Finance Corp.
8.750%, 04/15/23[1]	75,000	29,250

Viper Energy Partners LP
5.375%, 11/01/27[1]	75,000	76,500

Vizient, Inc.
6.250%, 05/15/27[1]	90,000	97,284

Volkswagen Group of America Finance LLC
4.250%, 11/13/23[1]	615,000	659,452

VTR Finance BV (Chile)
6.875%, 01/15/24	1,500,000	1,541,251

Waste Management, Inc.
4.000%, 07/15/39	525,000	598,420

Waste Pro USA, Inc.
5.500%, 02/15/26[1]	145,000	150,437

Weatherford International, Ltd.
9.875%, 02/15/24*,7	65,000	20,150

WellCare Health Plans, Inc.
5.250%, 04/01/25	160,000	168,050
5.375%, 08/15/26[1]	120,000	127,950

West Street Merger Sub, Inc.
6.375%, 09/01/25[1]	65,000	62,075

Whiting Petroleum Corp.
6.625%, 01/15/26[2]	145,000	90,625

The William Carter Co.
5.625%, 03/15/27[1]	100,000	107,000

WPX Energy, Inc.
5.250%, 10/15/27	85,000	82,875

WRKCo, Inc.
3.750%, 03/15/25	600,000	632,093

YPF SA (Argentina)
6.950%, 07/21/27	600,000	450,906
8.500%, 07/28/25	650,000	518,050

Yum! Brands, Inc.
4.750%, 01/15/30[1]	75,000	78,844

Total Industrials		113,351,231

Utilities - 4.2%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It (Netherlands)
7.950%, 05/11/26	200,000	214,002

	Principal Amount	Value

AES Andres/Dominican Power Partners/Empresa Generadora De Electricidad IT (Netherlands)
7.950%, 05/11/26[1]	$1,000,000	$1,070,010

AES Gener SA (Chile)
(U.S. Treasury Yield Curve CMT 5 year + 4.917%), 6.350%, 10/07/79[1,3]	200,000	201,160
(USD Swap 5 year + 4.644%), 7.125%, 03/26/79[1,3]	900,000	936,726
(USD Swap 5 year + 4.644%), 7.125%, 03/26/79[2,3]	600,000	624,608

American Electric Power Co, Inc.
Series F
2.950%, 12/15/22	1,300,000	1,329,282

American Water Capital Corp.
3.400%, 03/01/25	775,000	820,682

The Brooklyn Union Gas Co.
4.487%, 03/04/49[1]	510,000	616,144

Calpine Corp.
5.250%, 06/01/26[1]	70,000	73,062
5.750%, 01/15/25	75,000	77,156

Colbun SA (Chile)
3.950%, 10/11/27	200,000	207,377

Cometa Energia SA de CV (Mexico)
6.375%, 04/24/35	1,744,200	1,894,637

DTE Energy Co.
2.950%, 03/01/30	1,000,000	1,007,275

Duke Energy Corp.
3.950%, 08/15/47	350,000	378,028

Duke Energy Progress LLC
4.150%, 12/01/44	365,000	418,286

Duquesne Light Holdings, Inc.
3.616%, 08/01/27[1]	1,000,000	1,016,430

Empresa de Transmision Electrica SA (Panama)
5.125%, 05/02/49[1]	700,000	804,125

Empresa Electrica Angamos SA (Chile)
4.875%, 05/25/29	339,105	353,888

Empresa Electrica Guacolda SA (Chile)
4.560%, 04/30/25	800,000	691,219

Empresas Publicas de Medellin ESP (Colombia)
4.250%, 07/18/29[1]	400,000	419,720

Energuate Trust (Guatemala)
5.875%, 05/03/27	400,000	403,004

Engie Energia Chile SA (Chile)
4.500%, 01/29/25[2]	550,000	587,374

Eversource Energy
Series K
2.750%, 03/15/22	1,000,000	1,017,723

Fortis, Inc. (Canada)
2.100%, 10/04/21	455,000	454,836

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Utilities - 4.2% (continued)

Georgia Power Co.
Series A
2.200%, 09/15/24	$585,000	$584,915

Inkia Energy, Ltd. (Peru)
5.875%, 11/09/27	1,000,000	1,040,010

ITC Holdings Corp.
3.250%, 06/30/26	1,000,000	1,043,120

LLPL Capital Pte, Ltd. (Singapore)
6.875%, 02/04/39[1]	790,560	926,971

Mexico Generadora de Energia S de rl (Mexico)
5.500%, 12/06/32	504,306	545,281

Minejesa Capital BV (Netherlands)
4.625%, 08/10/30	600,000	622,512
5.625%, 08/10/37	200,000	220,417

Monongahela Power Co.
5.400%, 12/15/43[1]	225,000	299,492

NextEra Energy Capital Holdings, Inc.
3.550%, 05/01/27	240,000	255,891

NGL Energy Partners, LP/NGL Energy
Finance Corp.
7.500%, 04/15/26[1,2]	70,000	67,180

NRG Energy, Inc.
5.250%, 06/15/29[1]	110,000	118,387

Oncor Electric Delivery Co. LLC
3.100%, 09/15/49[1]	575,000	580,839

Orazul Energy Egenor SCA (Peru)
5.625%, 04/28/27	400,000	411,250

Pampa Energia SA (Argentina)
7.500%, 01/24/27[2]	1,200,000	967,212

PSEG Power LLC
3.850%, 06/01/23	415,000	438,537

Southern California Edison Co.
4.000%, 04/01/47	325,000	341,927

Star Energy Geothermal Wayang Windu, Ltd. (Indonesia)
6.750%, 04/24/33	1,104,000	1,174,725

Stoneway Capital Corp. (Argentina)
10.000%, 03/01/27	929,862	481,213

Superior Plus LP/Superior General Partner, Inc. (Canada)
7.000%, 07/15/26[1]	225,000	243,000

Talen Energy Supply LLC
6.625%, 01/15/28[1]	65,000	63,050

Transelec SA (Chile)
4.625%, 07/26/23[1]	300,000	319,503
4.625%, 07/26/23	200,000	213,002

Vistra Operations Co. LLC
5.625%, 02/15/27[1]	145,000	154,244

	Principal Amount	Value

Xcel Energy, Inc.
3.300%, 06/01/25	$1,300,000	$1,364,401

Total Utilities		28,093,833

Total Corporate Bonds and Notes
(Cost $195,788,561)		202,010,918

Asset-Backed Securities - 8.0%

AASET US, Ltd.
Series 2018-1A, Class A
3.844%, 01/16/38[1]	765,305	771,112

Adams Mill CLO, Ltd.
Series 2014-1A, Class D1
(3 month LIBOR + 3.500%), 5.501%, 07/15/26[1,3]	250,000	249,789

AIMCO CLO Series
Series 2018-AA, Class D
(3 month LIBOR + 2.550%), 4.552%, 04/17/31[1,3]	500,000	446,841

ALM VII R, Ltd.
Series 2013-7RA, Class CR
(3 month LIBOR + 4.040%), 6.041%, 10/15/28[1,3]	1,000,000	998,088

Apidos CLO XII
Series 2013-12A, Class DR
(3 month LIBOR + 2.600%), 4.601%, 04/15/31[1,3]	500,000	446,421

Apidos CLO XVI
Series 2013-16A, Class BR
(3 month LIBOR + 1.950%), 3.916%, 01/19/25[1,3]	500,000	500,900

Atrium IX
Series 9A, Class DR
(3 month LIBOR + 3.600%), 5.744%, 05/28/30[1,3]	1,000,000	1,000,734

Babson CLO, Ltd.
Series 2015-2A, Class DR
(3 month LIBOR + 2.950%), 4.916%, 10/20/30[1,3]	500,000	477,801
Series 2015-IA, Class DR
(3 month LIBOR + 2.600%), 4.566%, 01/20/31[1,3]	500,000	454,811

Barings CLO, Ltd.
Series 2017-1A, Class D
(3 month LIBOR + 3.600%), 5.603%, 07/18/29[1,3]	1,000,000	976,250
Series 2018-1A, Class C
(3 month LIBOR + 2.600%), 4.601%, 04/15/31[1,3]	350,000	319,424
Series 2018-3A, Class D
(3 month LIBOR + 2.900%), 4.866%, 07/20/29[1,3]	500,000	464,048
Series 2019-1A, Class D
(3 month LIBOR + 3.850%), 5.851%, 04/15/31[1,3]	500,000	494,841

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Asset-Backed Securities - 8.0%
(continued)

Barings CLO, Ltd.
Series 2019-2A, Class C
(3 month LIBOR + 3.850%), 5.851%, 04/15/31[1,3]	$500,000	$496,521

Blackbird Capital Aircraft Lease
Securitization, Ltd.
Series 2016-1A, Class B
5.682%, 12/16/41[1,11]	828,125	871,429

BlueMountain CLO, Ltd.
Series 2013-1A, Class CR
(3 month LIBOR + 4.150%), 6.116%, 01/20/29[1,3]	1,000,000	969,817

CAL Funding
Series 2018-1A, Class A
3.960%, 02/25/43[1]	625,000	628,096

Canyon Capital CLO 2014-1 Ltd.
Series 2014-1A, Class CR
(3 month LIBOR + 2.750%), 4.686%, 01/30/31[1,3]	500,000	450,670

Canyon Capital CLO, Ltd.
Series 2017-1A, Class D
(3 month LIBOR + 3.600%), 5.601%, 07/15/30[1,3]	500,000	482,872

Castlelake Aircraft Structured Trust
Series 2019-1A, Class A
3.967%, 04/15/39[1]	477,613	485,997

CBAM, Ltd.
Series 2019-10A, Class B
(3 month LIBOR + 2.050%), 4.016%, 04/20/32[1,3]	500,000	500,602

CLI Funding V LLC
Series 2013-2A,
3.220%, 06/18/28[1]	549,750	550,983

CLI Funding VI LLC
Series 2019-1A, Class A
3.710%, 05/18/44[1]	478,053	485,880

Cook Park CLO
Series 2018-1A, Class D
(3 month LIBOR + 2.600%), 4.602%, 04/17/30[1,3]	750,000	685,307

Dorchester Park CLO DAC
Series 2015-1A, Class ER
(3 month LIBOR + 5.000%), 6.966%, 04/20/28[1,3]	500,000	449,839

Dryden 40 Senior Loan Fund
Series 2015-40A, Class DR
(3 month LIBOR + 3.100%), 5.258%, 08/15/31[1,3]	500,000	477,637

Dryden 43 Senior Loan Fund
Series 2016-43A, Class DRR
(3 month LIBOR + 3.550%), 5.516%, 07/20/29[1,3]	500,000	499,313

Dryden 57 CLO, Ltd.
Series 2018-57A, Class D
(3 month LIBOR + 2.550%), 4.708%, 05/15/31[1,3]	500,000	455,034

ECAF I, Ltd.
Series 2015-1A, Class A1
3.473%, 06/15/40[1]	354,487	354,788

	Principal Amount	Value

Elmwood CLO II, Ltd.
Series 2019-2A, Class B
(3 month LIBOR + 2.100%), 4.066%, 04/20/31[1,3]	$500,000	$500,582

Gilbert Park CLO, Ltd.
Series 2017-1A, Class D
(3 month LIBOR + 2.950%), 4.951%, 10/15/30[1,3]	500,000	476,512
Series 2017-1A, Class E
(3 month LIBOR + 6.400%), 8.401%, 10/15/30[1,3]	1,000,000	929,272

Global SC Finance II SRL
Series 2014-1A, Class A1
3.190%, 07/17/29[1]	653,125	654,689

Global SC Finance IV, Ltd.
Series 2018-1A, Class A
4.290%, 05/17/38[1]	423,800	440,175

Halcyon Loan Advisors Funding, Ltd.
Series 2013-2A, Class C
(3 month LIBOR + 2.700%), 4.609%, 08/01/25[1,3]	250,000	249,497

Highbridge Loan Management, Ltd.
Series 4A-2014, Class A2R
(3 month LIBOR + 1.500%), 3.436%, 01/28/30[1,3]	1,000,000	981,163

Horizon Aircraft Finance III, Ltd.
Series 2019-2, Class A
3.425%, 11/15/39[1]	1,000,000	1,007,150

HPS Loan Management, Ltd.
Series 11A-17, Class D
(3 month LIBOR + 3.600%), 5.839%, 05/06/30[1,3]	500,000	476,677

Invitation Homes Trust
Series 2018-SFR1, Class C
(1 month LIBOR + 1.250%), 3.139%, 03/17/37[1,3]	1,745,000	1,743,190
Series 2018-SFR1, Class D
(1 month LIBOR + 1.450%), 3.339%, 03/17/37[1,3]	1,150,000	1,151,369

JOL Air, Ltd.
Series 2019-1, Class A
3.967%, 04/15/44[1]	952,883	963,081

LCM XIV, L.P.
Series 14A, Class DR
(3 month LIBOR + 2.750%), 4.716%, 07/20/31[1,3]	500,000	448,308

LCM XVIII L.P.
Series 19A, Class D
(3 month LIBOR + 3.450%), 5.451%, 07/15/27[1,3]	1,000,000	958,643

Legacy Mortgage Asset Trust
Series 2019-GS5, Class A1
3.200%, 05/25/59[1,11]	487,005	490,329

MACH 1 Cayman, Ltd.
Series 2019-1, Class A
3.474%, 10/15/39[1]	2,000,000	1,992,183

Madison Park Funding XIV, Ltd.
Series 2014-14A, Class DRR
(3 month LIBOR + 2.950%), 4.903%, 10/22/30[1,3]	500,000	477,080

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Asset-Backed Securities - 8.0% (continued)

Madison Park Funding XV, Ltd.
Series 2014-15A, Class CR
(3 month LIBOR + 3.450%), 5.386%, 01/27/26[1,3]	$500,000	$497,866

Magnetite XXII, Ltd.
Series 2019-22A, Class D
(3 month LIBOR + 3.650%), 5.651%, 04/15/31[1,3]	750,000	742,329

Mosaic Solar Loan Trust
Series 2018-1A, Class A 4.010%, 06/22/43[1]	1,068,483	1,093,179

Mosaic Solar Loans LLC
Series 2017-1A, Class A 4.450%, 06/20/42[1]	479,855	500,285

Myers Park CLO, Ltd.
Series 2018-1A, Class D
(3 month LIBOR + 3.050%), 5.016%, 10/20/30[1,3]	1,000,000	950,882

Neuberger Berman Loan Advisers CLO, 27 Ltd.
Series 2018-27A, Class D
(3 month LIBOR + 2.600%), 4.601%, 01/15/30[1,3]	500,000	449,676

Newark BSL, Ltd.
Series 2016-1A, Class C
(3 month LIBOR + 4.000%), 5.936%, 12/21/29[1,3]	1,000,000	1,000,431

Octagon Investment Partners 27, Ltd.
Series 2016-1A, Class DR
(3 month LIBOR + 2.950%), 4.951%, 07/15/30[1,3]	500,000	460,355

Octagon Investment Partners XV, Ltd.
Series 2013-1A, Class DR
(3 month LIBOR + 3.700%), 5.666%, 07/19/30[1,3]	1,000,000	960,000

Octagon Investment Partners XVI, Ltd.
Series 2013-1A, Class DR
(3 month LIBOR + 3.000%), 5.002%, 07/17/30[1,3]	500,000	468,062

Octagon Investment Partners XXI, Ltd.
Series 2014-1A, Class CRR
(3 month LIBOR + 3.950%), 6.125%, 02/14/31[1,3]	500,000	497,627

Octagon Investment Partners XXII, Ltd.
Series 2014-1A, Class ERR
(3 month LIBOR + 5.450%), 7.403%, 01/22/30[1,3]	500,000	437,451

Octagon Investment Partners XXX, Ltd.
Series 2017-1A, Class C
(3 month LIBOR + 3.500%), 5.466%, 03/17/30[1,3]	500,000	489,674
Series 2017-1A, Class D
(3 month LIBOR + 6.200%), 8.166%, 03/17/30[1,3]	250,000	232,414

OHA Credit Funding 1, Ltd.
Series 2018-1A, Class D
(3 month LIBOR + 3.050%), 5.016%, 10/20/30[1,3]	500,000	469,120

Primose Funding LLC
Series 2019-1A, 4.475%, 07/30/49[1]	1,000,000	1,030,502

	Principal Amount	Value

PRPM LLC
Series 2019-3A, Class A1 3.351%, 07/25/24[1,11]	$2,509,433	$2,520,369

Sprite 2017-1, Ltd.
Series 2017-1, Class A 4.250%, 12/15/37[1]	347,715	354,599

Stack Infrastructure Issuer LLC
Series 2019-1A, Class A2 4.540%, 02/25/44[1]	745,000	781,200

START Ireland
Series 2019-1, Class A 4.089%, 03/15/44[1]	479,167	490,933

TAL Advantage VI LLC
Series 2017-1A, Class A 4.500%, 04/20/42[1]	745,182	769,468

Textainer Marine Containers VII, Ltd.
Series 2019-1A, Class A 3.960%, 04/20/44[1]	720,000	733,420

Thunderbolt Aircraft Lease, Ltd.
Series 2017-A, Class A 4.212%, 05/17/32[1,11]	354,833	364,279

Trinity Rail Leasing 2010 LLC
Series 2010-1A, Class A 5.194%, 10/16/40[1]	899,386	999,359

Triton Container Finance V LLC
Series 2018-1A, Class A 3.950%, 03/20/43[1]	420,833	423,423

Vantage Data Centers Issuer LLC
Series 2018-1A, Class A2 4.072%, 02/16/43[1]	688,333	715,740

VB-S1 Issuer LLC
Series 2018-1A, Class D 4.122%, 02/15/48[1]	1,500,000	1,541,050

VERDE CLO, Ltd.
Series 2019-1A, Class D
(3 month LIBOR + 3.800%), 5.801%, 04/15/32[1,3]	500,000	493,210

WAVE LLC
Series 2019-1, Class A 3.597%, 09/15/44[1]	1,491,000	1,492,069

Westcott Park CLO, Ltd.
Series 2016-1A, Class DR
(3 month LIBOR + 3.250%), 5.216%, 07/20/28[1,3]	1,000,000	992,747

Total Asset-Backed Securities (Cost $53,945,989)		53,337,464

Mortgage-Backed Securities - 17.2%

Ajax Mortgage Loan Trust
Series 2019-C, Class A 3.950%, 10/25/58[1,3]	2,956,843	2,966,479

Alternative Loan Trust
Series 2007-18CB, Class 2A17 6.000%, 08/25/37	41,808	39,327

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities - 17.2%
(continued)

Alternative Loan Trust
Series 2007-23CB, Class A3
(1 month LIBOR + 0.500%), 2.323%, 09/25/37[3]	$183,471	$103,731
Series 2007-23CB, Class A4
(6.500% minus 1 month LIBOR, Cap 6.500%, Floor 0.000%), 4.677%, 09/25/37[3,12]	175,185	57,567
Series 2007-J2, Class 2A1
6.000%, 07/25/37	215,070	214,883

Banc of America Funding Trust
Series 2006-B, Class 7A1
4.444%, 03/20/36[3]	254,256	244,731
Series 2010-R9, Class 3A3
5.500%, 12/26/35[1]	357,456	299,353

Barclays Commercial Mortgage Trust
Series 2019-C3, Class AS
3.895%, 05/15/52	808,000	883,424
Series 2019-C3, Class B
4.096%, 05/15/52	808,000	879,533

Bayview Financial Acquisition Trust
Series 2007-A, Class 1A5
6.101%, 05/28/37[11]	119,672	124,289

BBCMS Mortgage Trust
Series 2017-DELC, Class C
(1 month LIBOR + 1.200%), 3.114%, 08/15/36[1,3]	132,000	131,804
Series 2017-DELC, Class D
(1 month LIBOR + 1.700%), 3.614%, 08/15/36[1,3]	150,000	150,443
Series 2017-DELC, Class E
(1 month LIBOR + 2.500%), 4.414%, 08/15/36[1,3]	302,000	303,934
Series 2017-DELC, Class F
(1 month LIBOR + 3.500%), 5.414%, 08/15/36[1,3]	301,000	305,402

Bear Stearns Asset Backed Securities I Trust
Series 2004-AC2, Class 2A
5.000%, 05/25/34	53,160	55,479

Bear Stearns Commercial Mortgage
Securities Trust
Series 2007-T26, Class AJ
5.450%, 01/12/45[3]	450,000	400,741

BFLD
Series 2019-DPLO, Class E
(1 month LIBOR + 2.240%), 4.154%, 10/15/34[1,3]	866,000	866,741

BHMS
Series 2018-ATLS, Class C
(1 month LIBOR + 1.900%), 3.814%, 07/15/35[1,3]	125,000	125,524

CFCRE Commercial Mortgage Trust
Series 2016-C3, Class XA
1.031%, 01/10/48[3,12]	8,833,057	475,594

	Principal Amount	Value

Citicorp Mortgage Securities Trust Series
Series 2007-2, Class 3A1
5.500%, 02/25/37	$837	$821

Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class XA
1.771%, 09/10/45[1,3,12]	611,671	25,118
Series 2014-GC25, Class XA
0.995%, 10/10/47[3,12]	4,645,134	195,380
Series 2015-GC27, Class D
4.428%, 02/10/48[1,3]	197,700	189,354
Series 2015-GC31, Class C
4.057%, 06/10/48[3]	780,000	791,955
Series 2015-GC35, Class C
4.497%, 11/10/48[3]	235,000	248,665
Series 2015-GC35, Class XA
0.857%, 11/10/48[3,12]	7,316,788	255,301
Series 2016-GC36, Class B
4.756%, 02/10/49[3]	763,000	841,667
Series 2016-GC36, Class XA
1.279%, 02/10/49[3,12]	7,478,686	470,995
Series 2016-P3, Class XA
1.688%, 04/15/49[3,12]	5,402,271	417,509
Series 2016-P4, Class XA
1.982%, 07/10/49[3,12]	5,093,150	494,616

Citigroup Mortgage Loan Trust
Series 2006-AR2, Class 1A2
4.728%, 03/25/36[3]	732,234	715,835
Series 2010-7, Class 11A1
4.990%, 07/25/36[1,3]	611,481	614,016

COMM Mortgage Trust
Series 2016-DC2, Class C
4.640%, 02/10/49[3]	453,000	477,581
Series 2016-DC2, Class XA
1.015%, 02/10/49[3,12]	6,555,493	330,385
Series 2016-GCT, Class D
3.461%, 08/10/29[1,3]	644,881	650,491
Series 2016-GCT, Class E
3.461%, 08/10/29[1,3]	780,000	780,025
Series 2016-GCT, Class F
3.461%, 08/10/29[1,3]	795,000	787,852

Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class XA
1.861%, 10/15/45[3,12]	1,462,208	65,112
Series 2013-CR10, Class XA
0.666%, 08/10/46[3,12]	16,457,302	375,105
Series 2014-CR20, Class C
4.512%, 11/10/47[3]	300,000	320,043
Series 2015-CR26, Class B
4.485%, 10/10/48[3]	600,000	653,201
Series 2015-CR26, Class XA
0.952%, 10/10/48[3],[12]	7,746,076	358,917
Series 2015-LC23, Class C
4.645%, 10/10/48[3]	585,000	628,635
Series 2016-CR28, Class C
4.646%, 02/10/49[3]	726,000	784,393

Commercial Mortgage Trust
Series 2018-HCLV, Class C
(1 month LIBOR + 1.700%), 3.621%, 09/15/33[1,3]	600,000	600,187

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 17.2%
(continued)

CORE Mortgage Trust
Series 2019-CORE, Class E
(1 month LIBOR + 1.900%), 3.814%, 12/15/31[1,3]	$775,000	$777,423
Series 2019-CORE, Class F
(1 month LIBOR + 2.350%), 4.264%, 12/15/31[1,3]	775,000	778,394

Countrywide Alternative Loan Trust
Series 2005-86CB, Class A5
5.500%, 02/25/36	704,944	613,934
Series 2006-J1, Class 2A1
7.000%, 02/25/36	452,132	123,538

Countrywide Home Loan Mortgage Pass Through Trust
Series 2005-HYB8, Class 4A1
3.961%, 12/20/35[3]	319,783	321,105
Series 2007-14, Class A15
6.500%, 09/25/37	832,164	738,356
Series 2007-2, Class A13
6.000%, 03/25/37	319,939	266,401
Series 2007-7, Class A4
5.750%, 06/25/37	56,717	47,853

Credit Suisse First Boston Mortgage
Securities Corp.
Series 2005-9, Class 5A9
5.500%, 10/25/35	888,323	790,842

Credit Suisse Mortgage Capital Certificates
Series 2007-1, Class 5A4
6.000%, 02/25/37	512,055	450,341

Credit-Based Asset Servicing &
Securitization LLC
Series 2007-MX1, Class A4
6.231%, 12/25/36[1,11]	100,000	106,578

CSAIL Commercial Mortgage Trust
Series 2016-C6, Class XA
1.781%, 01/15/49[3,12]	5,312,706	470,177
Series 2018-C14, Class C
4.893%, 11/15/51[3]	880,000	981,008

CSMC Trust
Series 2013-IVR4, Class A2
3.000%, 07/25/43[1,3]	2,481,555	2,505,973
Series 2017-CHOP, Class D
(1 month LIBOR + 1.900%), 3.814%, 07/15/32[1,3]	261,000	261,512
Series 2017-CHOP, Class E
(1 month LIBOR + 3.300%), 5.214%, 07/15/32[1,3]	261,000	262,677

DBJPM
Series 2016-C1, Class C
3.348%, 05/10/49[3]	534,000	537,353

	Principal Amount	Value

DBJPM
Series 2016-C1, Class XA
1.463%, 05/10/49[3,12]	$7,491,249	$537,030

DBUBS Mortgage Trust
Series 2017-BRBK, Class F
3.530%, 10/10/34[1,3]	541,000	538,739

First Horizon Alternative Mortgage
Securities Trust
Series 2006-AA7, Class A1
4.080%, 01/25/37[3]	1,543,502	1,420,469

FREMF Mortgage Trust
Series 2016-KF22, Class B
(1 month LIBOR + 5.050%), 7.066%, 07/25/23[1,3]	132,546	136,254

GS Mortgage Securities Trust
Series 2014-GC26, Class C
4.517%, 11/10/47[3]	391,000	402,366
Series 2014-GC26, Class D
4.517%, 11/10/47[1,3]	1,301,000	1,164,091
Series 2015-GC34, Class XA
1.318%, 10/10/48[3,12]	6,270,817	377,605
Series 2015-GS1, Class XA
0.789%, 11/10/48[3,12]	10,439,051	431,019
Series 2016-GS2, Class XA
1.653%, 05/10/49[3,12]	7,250,927	559,025

GSAA Home Equity Trust
Series 2006-15, Class AF3B
5.933%, 09/25/36[3]	757,000	92,679

GSCG Trust
Series 2019-600C, Class D
3.764%, 09/06/34[1]	862,000	872,758
Series 2019-600C, Class E
4.118%, 09/06/34[1,3]	862,000	865,081

GSR Mortgage Loan Trust
Series 2006-2F, Class 2A17
5.750%, 02/25/36	2,120,848	2,087,522
Series 2006-AR1, Class 3A1
4.471%, 01/25/36[3]	200,681	201,461

Headlands Residential LLC
Series 2019-RPL1, Class NOTE
3.967%, 06/25/24[1,11]	5,900,000	5,957,698

HPLY Trust
Series 2019-HIT, Class F
(1 month LIBOR + 3.150%), 5.064%, 11/15/36[1,3]	794,884	803,123

HSI Asset Loan Obligation Trust
Series 2007-2, Class 1A1
5.500%, 09/25/37	3,759	3,486

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-A2, Class 2A1
4.210%, 04/25/36[3]	1,200,092	1,189,455
Series 2006-LDP8, Class X
0.305%, 05/15/45[3,12]	21,168	9
Series 2007-LDPX, Class AM
5.464%, 01/15/49[3]	27,525	27,463

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 17.2%
(continued)

JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C4, Class XA
1.179%, 07/15/46[1,3,12]	$237,175	$3,198
Series 2012-C8, Class XA
1.764%, 10/15/45[3,12]	1,387,117	57,071
Series 2012-CBX, Class XA
1.479%, 06/15/45[3,12]	531,739	13,122
Series 2015-JP1, Class XA
1.087%, 01/15/49[3,12]	8,073,538	318,146
Series 2016-JP2, Class B
3.460%, 08/15/49	320,000	333,030
Series 2016-JP2, Class C
3.791%, 08/15/49[3]	246,000	255,340

JPMBB Commercial Mortgage Securities Trust
Series 2014-C18, Class XA
0.849%, 02/15/47[3,12]	4,672,493	140,647
Series 2014-C23, Class C
4.463%, 09/15/47[3]	330,824	353,513
Series 2014-C25, Class C
4.455%, 11/15/47[3]	450,000	465,719
Series 2014-C25, Class XA
0.864%, 11/15/47[3,12]	5,457,234	195,964
Series 2014-C26, Class XA
1.007%, 01/15/48[3,12]	4,113,727	162,396
Series 2015-C27, Class D
3.842%, 02/15/48[1,3]	263,000	260,880
Series 2015-C28, Class XA
1.099%, 10/15/48[3,12]	6,780,418	263,843
Series 2015-C33, Class C
4.617%, 12/15/48[3]	670,000	718,900
Series 2016-C1, Class C
4.737%, 03/15/49[3]	755,000	818,134

JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class XA
1.676%, 06/15/49[3,12]	7,555,580	525,757

Lehman XS Trust
Series 2007-12N, Class 1A3A
(1 month LIBOR + 0.200%), 2.023%, 07/25/47[3]	5,261,772	5,167,010

LSTAR Commercial Mortgage Trust
Series 2016-4, Class C
4.555%, 03/10/49[1,3]	588,000	594,171

Merrill Lynch Mortgage Investors Trust
Series 2006-AF2, Class AF1
6.250%, 10/25/36	3,345,374	2,831,846

Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2012-C5, Class XA
1.443%, 08/15/45[1,3,12]	653,109	20,558
Series 2014-C14, Class XA
0.999%, 02/15/47[3,12]	3,818,581	109,912
Series 2014-C18, Class C
4.520%, 10/15/47[3]	300,000	318,301
Series 2014-C19, Class C
4.000%, 12/15/47	413,500	431,585

	Principal Amount	Value

Morgan Stanley Bank of America
Merrill Lynch Trust
Series 2015-C25, Class C
4.527%, 10/15/48[3]	$785,000	$850,631
Series 2015-C27, Class C
4.527%, 12/15/47[3]	80,000	83,356
Series 2016-C28, Class XA
1.244%, 01/15/49[3,12]	7,404,884	423,705

Morgan Stanley Capital I Trust
Series 2011-C1, Class XA
0.342%, 09/15/47[1,3,12]	446,927	1,324
Series 2014-150E, Class B
4.264%, 09/09/32[1]	761,000	819,426
Series 2014-CPT, Class E
3.446%, 07/13/29[1,3]	250,000	253,402
Series 2016-UB11, Class XA
1.623%, 08/15/49[3,12]	2,735,711	209,873
Series 2019-H6, Class AS
3.700%, 06/15/52	818,000	871,374

Morgan Stanley Mortgage Loan Trust
Series 2005-3AR, Class 2A2
3.529%, 07/25/35[3]	323,041	306,898
Series 2005-9AR, Class 2A
4.162%, 12/25/35[3]	3,137,762	3,034,120
Series 2007-14AR, Class 1A3
4.218%, 10/25/37[3]	901,907	864,273

MSCG Trust
Series 2016-SNR, Class C
5.205%, 11/15/34[1]	804,100	824,613

Natixis Commercial Mortgage Securities Trust
Series 2018-FL1, Class A
(1 month LIBOR + 0.950%), 2.978%, 06/15/35[1,3]	545,801	544,267

Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP3, Class A3
5.318%, 08/25/35[3]	189,753	124,973

PR Mortgage Loan Trust
Series 2014-1, Class APT
5.910%, 10/25/49[1,3]	1,797,576	1,764,211

PRPM LLC
Series 2017-2A, Class A1
3.470%, 09/25/22[1,11]	2,051,669	2,060,812

RALI Trust
Series 2005-QA10, Class A31
4.626%, 09/25/35[3]	778,091	702,249
Series 2006-QO10, Class A1
(1 month LIBOR + 0.160%), 1.983%, 01/25/37[3]	4,789,292	4,617,894
Series 2006-QS7, Class A2
6.000%, 06/25/36	2,297,520	2,156,051

Residential Asset Securitization Trust
Series 2006-A6, Class 1A1
6.500%, 07/25/36	181,141	81,316

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Mortgage-Backed Securities - 17.2%
(continued)

Residential Asset Securitization Trust
Series 2007-A1, Class A8
6.000%, 03/25/37	$347,799	$198,289

Sequoia Mortgage Trust
Series 2013-1, Class 2A1
1.855%, 02/25/43[3]	1,037,306	1,006,895

STRU BNP-4950
Class P
2.500%, 11/01/49[10]	8,000,000	8,088,750

STRU JPM-2411
Class COLL
2.260%, 01/25/30[10]	3,200,000	3,235,500

Structured Adjustable Rate Mortgage Loan Trust
Series 2006-1, Class 2A2
4.033%, 02/25/36[3]	109,957	108,584

UBS Commercial Mortgage Trust
Series 2018-C8, Class C
4.703%, 02/15/51[3]	917,000	1,004,158
Series 2019-C16, Class B
4.320%, 04/15/52[3]	769,000	845,086

UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class XA
1.823%, 08/10/49[1,3,12]	1,350,082	58,931

Vericrest Opportunity Loan Trust
Series 2019-NPL3, Class A1
3.967%, 03/25/49[1,11]	3,893,672	3,963,034

VOLT LXII LLC
Series 2017-NPL9, Class A1
3.125%, 09/25/47[1,11]	2,487,865	2,496,536

Washington Mutual Mortgage Pass Through
Certificates WMALT Trust
Series 2005-8, Class 2CB1
5.500%, 10/25/35	1,040,024	1,059,733

Washington Mutual Mortgage Pass-Through
Certificates WMALT Trust
Series 2005-6, Class 3CB
5.500%, 08/25/35	2,734,452	2,654,680

Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class D
3.938%, 08/15/50[1]	218,000	170,891
Series 2015-C28, Class C
4.111%, 05/15/48[3]	400,000	411,921
Series 2015-C31, Class C
4.608%, 11/15/48[3]	585,000	626,440
Series 2015-C31, Class XA
1.021%, 11/15/48[3,12]	8,033,222	404,375
Series 2015-NXS1, Class XA
1.135%, 05/15/48[3,12]	3,708,402	171,611
Series 2015-NXS3, Class C
4.487%, 09/15/57[3]	610,000	650,864
Series 2016-C32, Class C
4.722%, 01/15/59[3]	558,000	592,337

	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust
Series 2016-C33, Class C
3.896%, 03/15/59	$517,000	$532,782
Series 2016-C33, Class XA
1.757%, 03/15/59[3,12]	5,133,403	400,490
Series 2016-NXS6, Class XA
1.632%, 11/15/49[3,12]	6,149,099	461,617
Series 2019-C50, Class B
4.192%, 05/15/52	637,000	700,274
Series 2019-C50, Class C
4.345%, 05/15/52	637,000	687,686
Series 2019-C51, Class AS
3.584%, 06/15/52	412,000	440,703
Series 2019-C51, Class B
3.836%, 06/15/52[3]	412,000	440,488

WFRBS Commercial Mortgage Trust
Series 2012-C8, Class XA
1.814%, 08/15/45[1,3,12]	654,784	25,774
Series 2012-C9, Class XA
1.899%, 11/15/45[1],[3,12]	975,840	45,344
Series 2014-C21, Class XA
1.038%, 08/15/47[3,12]	5,084,021	203,970

Total Mortgage-Backed Securities
(Cost $112,280,304)		115,044,490

Municipal Bonds - 0.1%

California State General Obligation,
School Improvements
7.550%, 04/01/39	305,000	500,862

Missouri Highway & Transportation Commission, Build America Bonds
5.063%, 05/01/24	220,000	247,927

Total Municipal Bonds
(Cost $680,668)		748,789

U.S. Government and Agency Obligations - 33.0%

Fannie Mae - 11.2%

Fannie Mae,
2.140%, 10/01/29	7,000,000	6,951,977
2.500%, 11/01/39[10]	11,400,000	11,414,398
3.000%, 03/01/45 to 04/01/45	5,643,274	5,744,349
3.500%, 12/01/31 to 03/01/46	8,233,325	8,666,826
4.000%, 09/01/31 to 06/01/42	261,859	273,510
4.500%, 03/01/42	78,770	81,835

Fannie Mae REMICS,
Series 2007-57, Class SX
(6.620% minus 1 month LIBOR, Cap 6.620%, Floor 0.000%), 4.797%, 10/25/36[3,12]	98,154	16,660
Series 2009-86, Class CI
(5.800% minus 1 month LIBOR, Cap 5.800%, Floor 0.000%), 3.977%, 09/25/36[3,12]	118,378	11,882
Series 2010-156, Class ZC
4.000%, 01/25/41	375,548	433,784
Series 2011-121, Class JP
4.500%, 12/25/41	121,301	130,234
Series 2011-18, Class UZ
4.000%, 03/25/41	412,506	435,671

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Fannie Mae - 11.2% (continued)

Fannie Mae REMICS,
Series 2012-105, Class Z
3.500%, 10/25/42	$1,280,891	$1,386,916
Series 2012-127, Class PA
2.750%, 11/25/42	1,355,123	1,387,915
Series 2012-20, Class ZT
3.500%, 03/25/42	4,706,239	4,972,955
Series 2012-31, Class Z
4.000%, 04/25/42	2,030,524	2,260,737
Series 2013-5, Class EZ
2.000%, 08/25/42	7,200,986	6,824,016
Series 2013-8, Class Z
3.000%, 02/25/43	5,830,470	5,880,321
Series 2014-73, Class CZ
3.000%, 11/25/44	5,808,084	5,919,188
Series 2015-9, Class HA
3.000%, 01/25/45	3,706,729	3,812,451
Series 2015-95, Class AP
3.000%, 08/25/42	2,546,743	2,582,259
Series 2016-24, Class NZ
3.000%, 05/25/46	6,042,307	6,158,039

Total Fannie Mae		75,345,923

Freddie Mac - 5.2%

Freddie Mac,
3.000%, 04/01/47	2,973,230	3,054,563

Freddie Mac Gold,
3.000%, 07/01/45 to 08/01/45	5,858,226	6,029,940
3.500%, 10/01/42	549,599	560,439
4.000%, 10/01/41	100,181	105,092
5.000%, 07/01/35	16,398	18,129

Freddie Mac Multifamily Structured Pass
Through Certificates,
Series K050, Class A2
3.334%, 08/25/25[3]	569,000	609,155
Series K053, Class A2
2.995%, 12/25/25	766,000	807,857

Freddie Mac REMICS,
Series 2909, Class Z
5.000%, 12/15/34	227,103	251,734
Series 3301, Class MS
(6.100% minus 1 month LIBOR, Cap 6.100%, Floor 0.000%), 4.179%, 04/15/37[3,12]	62,866	11,964
Series 3382, Class SB
(6.000% minus 1 month LIBOR, Cap 6.000%, Floor 0.000%), 4.079%, 11/15/37[3,12]	13,157	1,716
Series 3384, Class S
(6.390% minus 1 month LIBOR, Cap 6.390%, Floor 0.000%), 4.469%, 11/15/37[3,12]	19,027	2,385
Series 3500, Class SA
(5.520% minus 1 month LIBOR, Cap 5.520%, Floor 0.000%), 3.599%, 01/15/39[3,12]	57,630	5,652
Series 3626, Class AZ
5.500%, 08/15/36	105,085	116,147
Series 3792, Class SE
(9.860% minus 2 times 1 month LIBOR, Cap 9.860%, Floor 0.000%), 6.018%, 01/15/41[3]	903,021	1,110,375

	Principal Amount	Value

Freddie Mac REMICS,
Series 3795, Class VZ
4.000%, 01/15/41	$127,583	$135,828
Series 3872, Class BA
4.000%, 06/15/41	27,641	28,783
Series 3894, Class ZA
4.500%, 07/15/41	290,983	316,826
Series 3957, Class DZ
3.500%, 11/15/41	430,465	449,231
Series 3957, Class HZ
4.000%, 11/15/41	617,320	685,881
Series 4016, Class KZ
4.000%, 03/15/42	2,436,629	2,698,057
Series 4075, Class S
(5.500% minus 1 month LIBOR, Cap 5.500%, Floor 0.000%), 3.579%, 07/15/42[3,12]	2,547,093	341,409
Series 4215, Class KC
2.250%, 03/15/38	1,160,294	1,164,282
Series 4316, Class BZ
3.000%, 03/15/44	3,546,295	3,640,765
Series 4323, Class GA
3.000%, 06/15/40	1,465,609	1,486,283
Series 4511, Class QA
3.000%, 01/15/41	2,255,736	2,293,030
Series 4750, Class PA
3.000%, 07/15/46	4,156,051	4,188,775

Seasoned Credit Risk Transfer Trust
Series 2018-2, Class HV
3.000%, 11/25/57[3]	4,783,196	4,711,429

Total Freddie Mac		34,825,727

Ginnie Mae - 0.2%

Ginnie Mae,
Series 2004-35, Class SA
(32.500% minus 6.5 times 1 month LIBOR, Cap 32.500%, Floor 0.000%), 20.499%,
03/20/34[3]	17,580	28,318
Series 2008-69, Class SB
(7.630% minus 1 month LIBOR, Cap 7.630%, Floor 0.000%), 5.784%, 08/20/38[3,12]	208,777	46,867
Series 2009-32, Class ZE
4.500%, 05/16/39	225,938	246,280
Series 2009-35, Class DZ
4.500%, 05/20/39	257,247	281,858
Series 2009-75, Class GZ
4.500%, 09/20/39	266,251	288,523
Series 2010-98, Class IA
5.703%, 03/20/39[3,12]	46,824	5,431
Series 2011-89, Class SA
(5.450% minus 1 month LIBOR, Cap 5.450%, Floor 0.000%), 3.604%, 06/20/41[3,12]	462,549	64,734
Series 2014-156, Class PS
(6.250% minus 1 month LIBOR, Cap 6.250%, Floor 0.000%), 4.404%, 10/20/44[3,12]	1,829,642	303,272
Series 2014-5, Class PS
(6.150% minus 1 month LIBOR, Cap 6.150%, Floor 0.000%), 4.304%, 07/20/43[3,12]	1,706,415	231,993

Total Ginnie Mae		1,497,276

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Treasury Obligations - 16.4%

U.S. Treasury Bonds,
2.750%, 11/15/42	$690,000	$764,862
3.125%, 02/15/43	3,400,000	4,005,625
3.625%, 08/15/43	2,720,000	3,464,813
3.750%, 11/15/43	2,670,000	3,469,018

U.S. Treasury Inflation Indexed Bonds,
0.875%, 01/15/29	2,611,274	2,775,304
1.000%, 02/15/46	5,121,550	5,668,508

U.S. Treasury Notes,
1.625%, 05/31/23	4,180,000	4,196,165
1.750%, 11/30/21	8,935,000	8,974,091
1.875%, 08/31/24	2,160,000	2,194,636
2.125%, 09/30/24	5,340,000	5,488,415
2.250%, 10/31/24 to 11/15/27	18,110,000	18,872,095
2.375%, 05/15/27	6,200,000	6,538,215
2.500%, 01/15/22 to 03/31/23	8,040,000	8,268,705
2.625%, 02/28/23 to 01/31/26	7,540,000	7,842,554
2.750%, 08/15/21 to 11/15/47	14,690,000	15,569,855
2.875%, 10/15/21	7,420,000	7,608,398
3.000%, 09/30/25	3,760,000	4,060,286

Total U.S. Treasury Obligations		109,761,545

Total U.S. Government and Agency Obligations
(Cost $212,683,410)		221,430,471

Foreign Government Obligations - 0.7%

Costa Rica Government International Bond (Costa Rica)
9.995%, 08/01/20	300,000	313,503

Export Import Bank of Thailand (Thailand)
(3 month LIBOR + 0.850%), 2.998%, 05/23/24[3]	400,000	401,576

Mexico Government International Bond (Mexico)
3.750%, 01/11/28	560,000	585,066
4.150%, 03/28/27	206,000	221,040

Perusahaan Penerbit SBSN Indonesia III (Indonesia)
3.400%, 03/29/22	200,000	204,500
3.750%, 03/01/23	1,200,000	1,247,250
4.150%, 03/29/27	800,000	857,600

Philippine Government International Bond (Philippines)
4.200%, 01/21/24	1,000,000	1,081,936

Total Foreign Government Obligations
(Cost $4,791,670)		4,912,471

Floating Rate Senior Loan Interests - 2.0%

Financials - 0.3%

Acrisure LLC, First Lien Term Loan B-2,
(3 month LIBOR + 4.250%), 6.354%, 11/22/23[3]	171,819	169,313

AlixPartners LLP, 2017 Refinancing Term Loan,
(1 month LIBOR + 2.750%), 4.536%, 04/04/24[3]	319,401	319,658

AssuredPartners, Inc., 2017 September Refinancing Term Loan,
(1 month LIBOR + 3.500%), 5.286%, 10/22/24[3]	211,220	208,052

	Principal Amount	Value

Blackhawk Network Holdings, Inc., First Lien Term Loan,
(1 month LIBOR + 3.000%), 4.786%, 06/15/25[3]	$72,616	$72,136

Canyon Valor Companies, Inc., Initial Dollar Term Loan (First Lien),
(3 month LIBOR + 2.750%), 4.854%, 06/16/23[3]	434,011	434,327

The Edelman Financial Center LLC,
(1 month LIBOR + 3.250%), 5.096%, 07/19/25[3]	94,399	93,727

Forest City Enterprises LP, Initial Term Loan,
(1 month LIBOR + 4.000%), 5.786%, 12/07/25[3]	133,988	134,992

Iron Mountain Information Management LLC, Term B Loan,
(1 month LIBOR + 1.750%), 3.536%, 01/02/26[3]	89,772	88,762

Sedgwick Claims Management Services, Inc., 2019 New Term Loans,
(1 month LIBOR + 4.000%), 5.786%, 09/04/26[3]	144,637	143,806

TKC Holdings, Inc., Initial Term Loan (First Lien),
(1 month LIBOR + 3.750%), 5.800%, 02/01/23[3]	195,872	190,608

UFC Holdings LLC, Term B Loan,
(1 month LIBOR + 3.250%), 5.040%, 04/29/26[3]	193,012	193,181

Total Financials		2,048,562

Industrials - 1.7%

Albertsons LLC, 2019-1 Term B-7 Loan,
(1 month LIBOR + 2.750%), 4.536%, 11/17/25[3]	71,429	71,870

Aldevron LLC, First Lien Initial Term Loan,
(3 month LIBOR + 4.250%), 6.232%, 09/20/26[3]	180,000	180,900

Allied Universal Holdco LLC, Initial Term Loan,
(3 month LIBOR + 4.250%), 6.507%, 07/12/26[3]	127,387	126,691

Alterra Mountain Company, Initial Term Loan,
(1 month LIBOR + 3.000%), 4.786%, 07/31/24[3]	193,313	194,127

American Airlines, Inc., 2017 Replacement Class B Term Loan,
(1 month LIBOR + 2.000%), 3.921%, 12/14/23[3]	284,990	285,030

Applied Systems, Inc., Initial Term Loan (First Lien),
(3 month LIBOR + 3.000%), 5.104%, 09/19/24[3]	62,055	61,845

Ascend Learning LLC, Initial Term Loan,
(1 month LIBOR + 3.000%), 5.043%, 07/12/24[3,13]	144,631	143,848

AthenaHealth, Inc., Term B Loan (First Lien),
(3 month LIBOR + 4.500%), 6.681%, 02/11/26[3]	137,637	136,776

Auris Luxembourg III SARL, Facility B2 Loan,
(1 month LIBOR + 3.750%), 5.536%, 02/21/26[3]	189,050	186,155

Bausch Health Companies, Inc., First Incremental Term Loan,
(1 month LIBOR + 2.750%), 4.671%, 11/27/25[3]	140,000	140,288

Berry Global, Inc., Term U Loan,
(1 month LIBOR + 2.500%), 4.439%, 07/01/26[3]	194,512	195,461

Bioscrip, Inc., First Lien Term B Loan,
(1 month LIBOR + 4.500%), 6.286%, 08/06/26[3]	150,000	147,750

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 1.7% (continued)

BJ’s Wholesale Club, Inc., 2018 Other Term Loan,
(1 month LIBOR + 2.750%), 4.671%, 02/03/24[3]	$192,149	$192,498

Blackstone CQP Holdco LP, Initial Term Loan,
(3 month LIBOR + 3.500%), 5.656%, 09/30/24[3]	149,625	149,313

Brookfield WEC Holdings, Inc., First Lien Term Loan,
(1 month LIBOR + 3.500%), 5.544%, 08/01/25[3]	262,165	260,854

Buckeye Partners LP, Term Loan,
(1 month LIBOR + 2.750%), 2.750%, 10/16/26[3,13]	100,000	100,578

Catalent Pharma Solutions, Inc., Dollar Term B-2 Loan,
(1 month LIBOR + 2.250%), 4.036%, 05/17/26[3]	184,075	184,572

Change Healthcare Holdings LLC, Closing Date Term Loan,
(1 month LIBOR + 2.500%), 4.544%, 03/01/24[3]	162,764	162,039

CHG Healthcare Services, Inc., New Term Loan,
(1 month LIBOR + 3.000%), 4.786%, 06/07/23[3]	74,439	74,416

Clear Channel Outdoor Holdings, Inc., Term B Loan,
(1 month LIBOR + 3.500%), 5.286%, 08/21/26[3]	15,000	15,050

Concentra, Inc., First Lien Term B-1 Loan,
(1 month LIBOR + 2.500%), 4.540%, 06/01/22[3]	287,676	288,273

CSC Holdings LLC, September 2019 Term Loan,
(3 month LIBOR + 2.500%), 4.327%, 04/15/27[3]	194,513	194,511

Cvent, Inc., First Lien Term Loan,
(1 month LIBOR + 3.750%), 5.536%, 11/30/24[3]	146,034	143,022

DCert Buyer, Inc., First Lien Initial Term Loan,
(1 month LIBOR + 4.000%), 5.913%, 08/08/26[3,13]	110,000	108,121

Dell International LLC, Refinancing Term B-1 Loan,
(1 month LIBOR + 2.000%), 3.790%, 09/19/25[3]	115,000	115,539

EG America LLC, Additional Facility Loan,
(3 month LIBOR + 4.000%), 6.104%, 02/05/25[3]	44,267	42,884

Equinox Holdings, Inc., Incremental Term B-1 Loan (First Lien),
(1 month LIBOR + 3.000%), 4.786%, 03/08/24[3]	422,116	421,061

EW Scripps Co., Tranche B-1 Term Loan,
(1 month LIBOR + 2.750%), 4.536%, 05/01/26[3]	109,450	109,642

Filtration Group Corporation, Initial Dollar Term Loan,
(1 month LIBOR + 3.000%), 4.786%, 03/29/25[3]	284,317	284,566

Financial & Risk US Holdings, Inc., Initial Dollar Term Loan,
(1 month LIBOR + 3.750%), 5.536%, 10/01/25[3]	141,529	142,428

Finastra USA, Inc., First Lien Dollar Term Loan,
(3 month LIBOR + 3.500%), 5.696%, 06/13/24[3]	68,127	65,274

Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan,
(1 month LIBOR + 3.750%), 5.563%, 07/02/25[3]	275,477	276,252

	Principal Amount	Value

Gobp Holdings, Inc., First Lien Term Loan B,
(1 month LIBOR + 3.500%), 5.323%, 10/22/25[3]	$117,427	$118,033

Golden Nugget, Inc., B Term Loan,
(1 month LIBOR + 2.750%), 4.793%, 10/04/23[3,13]	280,000	279,877

Greeneden US Holdings II LLC, Tranche B-3 Dollar Term Loan,
(1 month LIBOR + 3.250%), 5.036%, 12/01/23[3]	167,232	163,679

Hyland Software, Inc., 2018 Refinancing Term Loan,
(1 month LIBOR + 3.250%), 5.036%, 07/01/24[3]	371,988	370,128

IAA, Inc., Term Loan,
(1 month LIBOR + 2.250%), 4.312%, 06/28/26[3]	118,200	118,863

Informatica LLC, Dollar Term B-1 Loan,
(1 month LIBOR + 3.250%), 5.036%, 08/06/22[3]	142,247	142,656

IQVIA, Inc., Incremental Term B-2 Dollar Loan,
(1 month LIBOR + 2.000%), 4.104%, 01/18/25[3]	119,695	120,168

IRB Holding Corp., Term B Loan,
(3 month LIBOR + 3.250%), 5.216%, 02/05/25[3]	200,279	199,099

Jaguar Holding Company II, 2018 Term Loan,
(1 month LIBOR + 2.500%), 4.286%, 08/18/22[3]	286,538	286,299

JBS USA LUX, S.A., New Term Loan,
(1 month LIBOR + 2.500%), 4.286%, 05/01/26[3]	184,075	184,952

Kronos Incorporated, 2018 New Incremental Term Loan,
(3 month LIBOR + 3.000%), 5.253%, 11/01/23[3]	72,579	72,496

Life Time, Inc., New 2017 Refinancing Term Loan,
(3 month LIBOR + 2.750%), 4.874%, 06/15/22[3]	72,153	71,983

Lower Cadence Holdings LLC, Intial Term Loan,
(1 month LIBOR + 4.000%), 5.804%, 05/22/26[3]	139,076	129,602

Messer Industries USA, Inc., Initial Term B-1 Loan,
(3 month LIBOR + 2.500%), 4.604%, 03/01/26[3]	29,275	29,068

Milacron LLC, Term B Loan,
(1 month LIBOR + 2.500%), 4.286%, 09/28/23[3]	130,980	130,976

MLN US HoldCo LLC, Term B Loan (First Lien),
(1 month LIBOR + 4.500%), 6.532%, 11/30/25[3]	35,883	32,056

MPH Acquisition Holdings LLC, Initial Term Loan,
(3 month LIBOR + 2.750%), 4.854%, 06/07/23[3]	70,469	66,296

Nexstar Broadcasting, Inc., Term B-4 Loan,
(1 month LIBOR + 2.750%), 4.554%, 09/19/26[3]	285,000	286,567

Panther BF Aggregator 2 LP, First Lien Initial Dollar Term Loan,
(1 month LIBOR + 3.500%), 5.300%, 04/30/26[3]	37,566	37,096

Ply Gem Midco, Inc., Initial Term Loan,
(1 month LIBOR + 3.750%), 5.667%, 04/12/25[3]	71,163	68,997

PODS LLC, Tranche B-4 Term Loan,
(1 month LIBOR + 2.750%), 4.671%, 11/21/24[3]	72,543	71,682

Radiology Partners, Inc., First Lien Term B Loan,
(1 month LIBOR + 4.750%), 6.661%, 07/09/25[3]	132,643	129,161

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 1.7% (continued)

Reynolds Group Holdings, Inc., Incremental U.S. Term Loan, (1 month LIBOR + 2.750%), 4.793%, 02/05/23[3,13]	$285,000	$285,392

Scientific Games International, Inc., Initial Term B-5 Loan, (1 month LIBOR + 2.750%), 4.536%, 08/14/24[3]	72,386	71,625

Securus Technologies Holdings, Inc., Initial Term Loan (First Lien), (1 month LIBOR + 4.500%), 6.286%, 11/01/24[3]	168,430	132,638

Select Medical Corp., Tranche B Term Loan, (3 month LIBOR + 2.500%), 4.580%, 03/06/25[3]	277,036	276,430

Solera LLC, Dollar Term Loan, (1 month LIBOR + 2.750%), 4.536%, 03/03/23[3]	426,236	423,268

Sophia LP, Term B Loan, (3 month LIBOR + 3.250%), 5.354%, 09/30/22[3]	284,948	284,814

Sprint Communications, Inc., Initial Term Loan, (1 month LIBOR + 2.500%), 4.313%, 02/03/24[3]	218,144	216,052

Starfruit Finco BV, Initial Dollar Term Loan, (1 month LIBOR + 3.250%), 5.190%, 10/01/25[3]	100,388	98,224

Tempo Acquisition LLC, Initial Term Loan, (1 month LIBOR + 3.000%), 4.786%, 05/01/24[3]	193,046	193,432

U.S. Foods, Inc., Incremental B-2019 Term Loan, (1 month LIBOR + 2.000%), 3.786%, 09/13/26[3]	105,000	105,459

Ultimate Software Group, Inc., First Lien Initial Term Loan, (1 month LIBOR + 3.750%), 5.536%, 05/03/26[3]	295,000	295,983

Verscend Holding Corp., Term B Loan, (1 month LIBOR + 4.500%), 6.286%, 08/27/25[3]	221,407	222,015

Vertafore, Inc., Initial Term Loan (First Lien), (1 month LIBOR + 3.250%), 5.036%, 07/02/25[3]	143,731	139,554

Web.com Group, Inc., First Lien Initial Term Loan, (1 month LIBOR + 3.750%), 5.663%, 10/11/25[3]	43,105	42,045

WestJet Airlines Ltd., Term Loan B, (1 month LIBOR + 3.000%), 4.000%, 10/08/26[3,13]	130,000	130,789

Zelis Cost Management Buyer, Inc., Initial Term Loan, (1 month LIBOR + 4.750%), 6.536%, 09/30/26[3]	145,000	143,912

Total Industrials		11,373,000

Utilities - 0.0%#

Calpine Corp., Term Loan, (3 month LIBOR + 2.750%), 4.860%, 04/01/26[3]	184,537	184,903

Edgewater Generation LLC, Term Loan, (1 month LIBOR + 3.750%), 5.536%, 12/13/25[3]	69,210	66,528

Total Utilities		251,431

Total Floating Rate Senior Loan Interests (Cost $13,752,348)		13,672,993

	Shares	Value

Common Stock - 0.0%#

Energy - 0.0%#

Frontera Energy Corp. (Colombia) (Cost $322,698)	17,242	$137,419

Investment Companies - 4.6%

DoubleLine Global Bond Fund, Class I14 (Cost $30,401,657)	2,928,233	30,570,752

	Principal Amount

Short-Term Investments - 6.6%

Joint Repurchase Agreements - 1.0%[15]

Cantor Fitzgerald Securities, Inc., dated 10/31/19, due 11/01/19, 1.750% total to be received $1,616,695 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 11/25/19 - 10/20/68, totaling $1,649,015)	$1,616,616	1,616,616

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.740% total to be received $1,616,694 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 8.000%, 12/01/20 - 01/01/59, totaling $1,648,948)	1,616,616	1,616,616

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $340,000 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $346,784)	339,984	339,984

Daiwa Capital Markets America, dated 10/31/19, due 11/01/19, 1.750% total to be received $1,616,695 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 11/21/19 - 10/20/49, totaling $1,648,948)	1,616,616	1,616,616

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,616,695 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,648,949)	1,616,616	1,616,616

Total Joint Repurchase Agreements		6,806,448

U.S. Government Obligations - 0.8%

United States Treasury Bill, 2.018%, 11/07/19[16]	310,000	309,881

United States Treasury Bill, 1.802%, 09/10/20[16]	5,230,000	5,162,247

Total U.S. Government Obligations		5,472,128

	Shares

Other Investment Companies - 4.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[17]	10,504,099	10,504,099

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[17]	10,504,099	$10,504,099

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[17]	10,822,405	10,822,405

Total Other Investment Companies		31,830,603

Total Short-Term Investments (Cost $44,096,943)		44,109,179

Value

Total Investments - 102.3%
(Cost $668,744,248)	$685,974,946

Other Assets, less Liabilities - (2.3)%	(15,287,702)

Net Assets - 100.0%	$670,687,244

*	Non-income producing security.

#	Less than 0.05%.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2019, the value of these securities amounted to $144,994,034 or 21.6% of net assets.

[2]

Some of these securities, amounting to $6,202,046 or 0.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]

Variable rate security. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[4]	Perpetuity Bond. The date shown is the final call date.

[5]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

[6]	Zero Coupon Bond.

[7]	Security is in default. Issuer has failed to make a timely payment of either principal or either interest or has failed to comply with some provision of the bond indenture.

[8]	Security’s value was determined by using significant unobservable inputs.

[9]	Escrow shares received as part of a corporate action on June 12, 2019, are restricted and not available for re-sale.

[10]	All or part of the security is delayed delivery transaction. The market value for delayed delivery securities at October 31, 2019, amounted to $22,854,165, or 3.4% of net assets.

[11]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[12]

Interest only security. This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

[13]	Estimated interest rate based on period end due to security settling after October 31, 2019.

[14]	Affiliated issuer. See summary of affiliated investment transaction for details.

[15]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[16]	Represents yield to maturity at October 31, 2019.

[17]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CSI	China Securities Index

EMTN	European Medium Term Note

GMTN	Global Medium-Term Notes

GSR	Goldman Sachs REMIC

LIBOR	London Interbank Offered Rate

MTN	Medium-Term Note

PIK	Payment-in-Kind

REMICS	Real Estate Mortgage Investment Conduit

USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

The Fund had the following unfunded floating rate senior loan commitment outstanding as of October 31, 2019, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation (Depreciation)
Allied Universal Holdco LLC, Delayed Draw Term Loan	$12,613	$12,544	$(69)

The following schedule shows the value of affiliated investments at October 31, 2019.

Affiliated Issuers	Number of shares	Purchases	Sales	Net realized gain (loss) for the period	Net increase (decrease) in unrealized appreciation (depreciation) for the period	Amount of Dividends or Interest	Value
DoubleLine Global Bond Fund Class I	2,928,233	$9,200,000	–	–	$1,230,972	$254,142	$30,570,752

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Corporate Bonds and Notes

Industrials	–	$113,343,731	$7,500	$113,351,231

Financials	–	60,565,854	–	60,565,854

Utilities	–	28,093,833	–	28,093,833

Asset-Backed Securities	–	53,337,464	–	53,337,464

Mortgage-Backed Securities	–	115,044,490	–	115,044,490

Municipal Bonds	–	748,789	–	748,789

U.S. Government and Agency Obligations†	–	221,430,471	–	221,430,471

Foreign Government Obligations	–	4,912,471	–	4,912,471

Floating Rate Senior Loan Interests†	–	13,672,993	–	13,672,993

Common Stock††	$137,419	–	–	137,419

Investment Companies	30,570,752	–	–	30,570,752

Short-Term Investments

Joint Repurchase Agreements	–	6,806,448	–	6,806,448

U.S. Government Obligations	–	5,472,128	–	5,472,128

Other Investment Companies	31,830,603	–	–	31,830,603

Unfunded Loan Commitment	–	12,544	–	12,544

Total Investments in Securities	$62,538,774	$623,441,216	$7,500	$685,987,490

†

All U.S. government and agency obligations and floating rate senior loan interest held in the Fund are Level 2 securities. For a detailed breakout of U.S. government and agency obligations by agency classification and floating rate senior loan interest by major industries classification, please refer to the Fund’s Schedule of Portfolio Investments.

††	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

AMG Managers DoubleLine Core Plus Bond Fund Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at October 31, 2019:

Corporate Bonds and Notes
Balance as of October 31, 2018	–
Accrued discounts (premiums)	–
Realized gain (loss)	–
Change in unrealized appreciation/depreciation	$(23,750)
Purchases	–
Sales	–
Transfers in to Level 3	31,250
Transfers out of Level 3	–
Balance as of October 31, 2019	$7,500

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2019	$(23,750)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of October 31, 2019. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of October 31, 2019	Valuation Technique(s)	Unobservable Inputs(s)	Range	Average

Corporate Bonds and Notes	$7,500	Market Approach	Indicative Broker Bid	N/A	N/A

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG River Road Long-Short Fund (the “Fund”) Class N shares returned 13.98%, outperforming the 13.49% return for the Russell 3000® Index. The secondary benchmark, which is a blend of 50% Russell 3000®/50% ICE BofA Merrill Lynch 3-Month U.S. Treasury-Bill Index, returned 8.10%. During the period, the Fund had a 51% average net market exposure, yet captured 104% of the market’s return.

PERFORMANCE REVIEW AND POSITIONING

The holdings with the largest positive contribution to total return during the period were Liberty Broadband Corp. Class C (LBRDK, long), Dollar Tree, Inc. (DLTR, long), and Blackstone Group, Inc. (BX, long). Liberty Broadband is a holding company with a 21% stake in Charter Communications, the second-largest cable company in the United States. The company rose along with Charter as the cable company announced that free cash flow will double in 2019. Dollar Tree is a leading discount retailer in the U.S. and Canada. The stock responded well to continued strength at the company banner and better operating results at Family Dollar. The position was sold during the period. Blackstone is the largest alternative asset manager in the world. The company announced its conversion to a C corporation from a partnership, which dramatically increased the number of potential investors in the stock. Blackstone was sold during the period.

The holdings with the largest negative contribution to the Fund’s total return were Conduent, Inc. (CNDT, long), Nielsen Holdings PLC (NLSN, long), and L Brands, Inc. (LB, long). Conduent is a global business process outsourcer with expertise in transaction processing, customer care, human resource services, analytics, and automation. The stock declined after disappointing operating results with weak new business signings, lowered FY 2019 guidance, and news that the CEO would step down, leading us to exit the position. Nielsen provides global marketing data collection and analytics services. The stock declined as it became clear the company’s efforts to sell itself would not result in a transaction, along with weakening analytics results as consumer-packaged firms tightened up their spending. We remain holders of Nielsen. L Brands is a specialty retailer with two dominant concepts, Victoria’s Secret and Bath and Body Works. Strength at Bath and Body Works was not enough to offset the continued weakness at Victoria’s Secret and the stock declined.

The Fund ended October within its normal net market exposure range (50%-70%) at 64%. The Fund’s largest relative exposures on the long side are overweights to the communication services and industrial sectors and an underweight to the information technology sector. The largest sector exposures on the short side are in the industrial and consumer discretionary sectors.

The views expressed represent the opinions of River Road Asset Management LLC, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG River Road Long-Short Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG River Road Long-Short Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG River Road Long-Short Fund’s Class N shares on May 4, 2011, to a $10,000 investment made in the Russell 3000® Index and the 50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG River Road Long-Short Fund and the Russell 3000® Index and the 50% Russell 3000®/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG River Road Long-Short Fund[2,3,4,5,6,7,8,9,10]

Class N	13.98%	5.38%	5.64%	05/04/11

Class I	14.28%	5.64%	5.20%	03/04/13

Class Z	14.35%	–	6.02%	09/29/17

Russell 3000® Index[11]	13.49%	10.31%	11.87%	05/04/11†

50% Russell 3000® Index/50% ICE BofA Merrill Lynch U.S. T-Bill (0-3 mo) Index[12]	8.10%	5.78%	6.38%	05/04/11†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1] Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2] The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[3] Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[4] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[5] A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[6] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[8] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[9] Investing in Publicly Traded Partnerships (PTPs) (including master limited partnerships) involves risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies. PTPs are also subject to capital markets risk. PTPs may lose their partnership status for tax purposes. The Fund’s status as a regulated investment company may be jeopardized if it does not appropriately limit such investments in PTPs or if such investments are recharacterized for tax purposes.

AMG River Road Long-Short Fund Portfolio Manager’s Comments (continued)

[10] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[11] The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment and does not incur expenses.

[12] The secondary benchmark is composed of 50% Russell 3000® Index and 50% ICE BofAML U.S. Treasury Bill Index (0-3 months). The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. The ICE BofAML 0-3 Month U.S. Treasury Bill Index: Is a subset of The Bank of America Merrill Lynch 0-1 Year U.S. Treasury Index including all securities with a remaining term to final maturity less than 3 months. Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG River Road Long-Short Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	Long Exposure[1]	Short Exposure[1]	Net Exposure[1]

Communication Services	24.3	(0.5)	23.8

Financials	16.3	(2.6)	13.7

Industrials	15.7	(8.1)	7.6

Health Care	8.7	(1.3)	7.4

Consumer Staples	8.5	(3.2)	5.3

Consumer Discretionary	7.1	(9.6)	(2.5)

Energy	7.0	0.0	7.0

Information Technology	5.0	(3.4)	1.6

Real Estate	2.3	(0.5)	1.8

Materials	0.0	(0.7)	(0.7)

Exchange Traded Funds	0.0	(0.5)	(0.5)

Short Term Investments	8.1	–	8.1

Other Assets[2]	27.4	–	27.4

[1]	As a percentage of net assets.
[2]	Includes collateral for short sales.

TOP TEN HOLDINGS

Security Name	% of Net Assets

UnitedHealth Group, Inc.	4.2

Alphabet, Inc., Class C	4.0

Berkshire Hathaway, Inc., Class B	3.9

LKQ Corp.	3.3

Expedia Group, Inc.	3.1

Liberty Media Corp.-Liberty SiriusXM, Class C	3.1

GCI Liberty, Inc., Class A	3.0

Nintendo Co., Ltd., ADR (Japan)	3.0

Liberty Broadband Corp., Class C	3.0

CDK Global, Inc.	2.9

Top Ten as a Group	33.5

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG River Road Long-Short Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value
Long Positions - 103.0%
Common Stocks - 94.9%

Communication Services - 24.3%

Alphabet, Inc., Class C*,1	811	$1,021,949

Comcast Corp., Class A	8,541	382,808

GCI Liberty, Inc., Class A*	11,097	776,568

Liberty Broadband Corp., Class C*,1	6,541	772,296

Liberty Global PLC, Class C (United Kingdom)*	28,903	689,914

Liberty Latin America, Ltd., Class C*	20,724	381,529

Liberty Media Corp.-Liberty SiriusXM, Class C*,1	17,222	778,262

Nintendo Co., Ltd., ADR (Japan)	16,644	774,279

The Walt Disney Co.[1]	4,964	644,923

Total Communication Services		6,222,528

Consumer Discretionary - 7.1%

Expedia Group, Inc.	5,815	794,678

L Brands, Inc.	10,585	180,368

LKQ Corp.*,1	24,892	846,079

Total Consumer Discretionary		1,821,125

Consumer Staples - 8.5%

Hostess Brands, Inc.*,1	45,755	584,749

Molson Coors Brewing Co., Class B	9,013	475,166

Seaboard Corp.	159	670,835

Walgreens Boots Alliance, Inc.[1]	7,927	434,241

Total Consumer Staples		2,164,991

Energy - 7.0%

Marathon Petroleum Corp.	11,300	722,635

Texas Pacific Land Trust	854	485,951

The Williams Cos., Inc.	26,083	581,912

Total Energy		1,790,498

Financials - 16.3%

Berkshire Hathaway, Inc., Class B*,1	4,646	987,647

Brookfield Asset Management, Inc., Class A (Canada)	5,010	276,803

JPMorgan Chase & Co.	4,757	594,244

KKR & Co.,Inc.[1]	22,411	646,109

Lazard, Ltd., Class A	18,270	682,019

The Progressive Corp.	6,383	444,895

Wells Fargo & Co.[1]	10,442	539,121

Total Financials		4,170,838

Health Care - 8.7%

Anthem, Inc.	1,961	527,666

McKesson Corp.[1]	4,737	630,021

	Shares	Value
UnitedHealth Group, Inc.[1]	4,237	$1,070,690

Total Health Care		2,228,377

Industrials - 15.7%

3M Co.	2,294	378,487

Air Transport Services Group, Inc.*	23,255	486,262

FedEx Corp.[1]	3,626	553,545

GEA Group AG, Sponsored ADR (Germany)	22,296	681,812

General Electric Co.	33,854	337,863

GrafTech International Ltd.	23,088	278,903

Kuehne + Nagel International AG, ADR (Switzerland)[1]	11,650	375,945

Nielsen Holdings PLC[1]	19,469	392,495

United Technologies Corp.	3,815	547,758

Total Industrials		4,033,070

Information Technology - 5.0%

CDK Global, Inc.	14,873	751,681

Sabre Corp.	22,493	528,136

Total Information Technology		1,279,817

Real Estate - 2.3%

Brookfield Property Partners LP	31,084	585,933

Total Common Stocks (Cost $23,530,420)		24,297,177

Short-Term Investments - 8.1%

Other Investment Companies - 8.1%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[2]	681,891	681,891

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	681,892	681,892

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	702,555	702,555

Total Short-Term Investments (Cost $2,066,338)		2,066,338

Total Investments - 103.0% (Cost $25,596,758)		26,363,515

Short Sales - (30.4%)[3]

Common Stocks - (29.9%)

Communication Services - (0.5%)

SoftBank Group Corp., ADR (Japan)	(6,438)	(122,064)

Consumer Discretionary - (9.6%)

Best Buy Co., Inc.	(3,856)	(276,977)

Brinker International, Inc.	(4,534)	(201,536)

Brunswick Corp.	(3,560)	(207,334)

Domino’s Pizza, Inc.	(1,081)	(293,621)

Dorman Products, Inc. *	(1,779)	(127,999)

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Discretionary - (9.6%) (continued)

Foot Locker, Inc.	(3,599)	$(156,593)

Fossil Group, Inc. *	(18,265)	(198,723)

Leggett & Platt, Inc.	(5,105)	(261,887)

Movado Group, Inc.	(7,937)	(206,759)

Regis Corp. *	(12,780)	(263,268)

Whirlpool Corp.	(1,736)	(264,080)

Total Consumer Discretionary		(2,458,777)

Consumer Staples - (3.2%)

Church & Dwight Co., Inc.	(3,657)	(255,770)

The Clorox Co.	(1,265)	(186,828)

Conagra Brands, Inc.	(6,755)	(182,723)

Energizer Holdings, Inc.	(4,788)	(203,442)

Total Consumer Staples		(828,763)

Financials - (2.6%)

Axos Financial, Inc. *	(4,666)	(135,547)

Canadian Imperial Bank of Commerce (Canada)	(1,663)	(141,788)

Federated Investors, Inc., Class B	(6,328)	(202,116)

Mercury General Corp.	(3,859)	(185,464)

Total Financials		(664,915)

Health Care - (1.3%)

Prestige Consumer Healthcare, Inc. *	(9,002)	(319,211)

Industrials - (8.1%)

Caterpillar, Inc.	(1,970)	(271,466)

Deere & Co.	(1,765)	(307,357)

Deluxe Corp.	(8,348)	(432,677)

*	Non-income producing security.

[1]

Security position is either entirely or partially held in a segregated account as collateral for securities sold short. As of October 31, 2019, value of securities held in the segregated account was $2,420,276.

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Shares	Value
Ennis, Inc.	(6,781)	$(132,840)

Matthews International Corp., Class A	(7,200)	(266,256)

The Middleby Corp. *	(1,685)	(203,801)

Quad/Graphics, Inc.	(11,059)	(50,097)

Snap-On, Inc.	(1,695)	(275,726)

Textron, Inc.	(2,773)	(127,807)

Total Industrials		(2,068,027)

Information Technology - (3.4%)

Belden, Inc.	(2,514)	(128,918)

Canon, Inc., Sponsored ADR (Japan)	(7,223)	(195,743)

HP, Inc.	(10,571)	(183,618)

International Business Machines Corp.	(1,438)	(192,304)

Stratasys, Ltd. *	(8,772)	(181,405)

Total Information Technology		(881,988)

Materials - (0.7%)

Rio Tinto PLC, Sponsored ADR (United Kingdom)	(3,656)	(190,149)

Real Estate - (0.5%)

Tanger Factory Outlet Centers, Inc., REIT	(8,000)	(128,960)

Total Common Stocks (Proceeds $(7,502,037))		(7,662,854)

Exchange Traded Funds - (0.5%)

United States Natural Gas Fund, LP* (Proceeds $(120,993))	(5,611)	(116,765)

Total Short Sales - (30.4%) (Proceeds $(7,623,030))		(7,779,619)

Other Assets, less Liabilities - 27.4%		7,010,168

Net Assets - 100.0%		$25,594,064

[3]

The Fund is contractually responsible to the lender for any dividends payable on securities while those securities are outstanding in short position. These dividends and interest amounts are recorded as interest and dividend expense on the Statement of Operations.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG River Road Long-Short Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Value

Investments in Securities

Assets

Common Stocks†	$24,297,177	–	–	$24,297,177

Short-Term Investments

Other Investment Companies	2,066,338	–	–	2,066,338

Total Assets	26,363,515	–	–	26,363,515

Liabilities

Common Stocks†	(7,662,854)	–	–	(7,662,854)

Exchange Traded Funds†	(116,765)	–	–	(116,765)

Total Liabilities	(7,779,619)	–	–	(7,779,619)

Net Investments in Securities	$18,583,896	–	–	$18,583,896

†

All common stocks and exchange traded funds held or shorted in the Fund are Level 1 securities. For a detailed breakout of common stocks and exchange traded funds by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG Managers Pictet International Fund (the “Fund”) Class N shares returned 8.34%, trailing the 11.04% return for the MSCI EAFE Index.

MARKET COMMENTARY

As the review period began, global equity markets were in a downward spiral driven principally by concerns that had overshadowed much of 2018–the escalating U.S.-China trade war and its impact on economic growth along with the expectation of continued monetary policy tightening by the U.S. Federal Reserve (the “Fed”) and other central banks.

The start of 2019 marked a turning point as equities were buoyed by speculation that the on/off trade talks between the U.S. and China were close to producing an agreement to end the tariff war, and central banks’ rhetoric shifted to suggest a softer stance on the outlook for interest rates. There was little support from the corporate sector, with Q4 2018 results on average disappointing, and 2019 guidance erring on the conservative side. Indeed, the economic backdrop for the period as whole remained lackluster at best, with U.S. data pointing to economic growth having peaked, European data showing flat to only modest growth, and Asian economies clearly feeling the impact of U.S. trade tariffs.

Geopolitical developments did little to lift investor spirits either. The U.K.’s Parliament repeatedly failed to agree on the nature of the relationship the country should have with Europe after leaving the EU (Brexit) and the initial end-March deadline was delayed three times. By the end of the review period, Brexit was still unresolved, leading to continued uncertainty. Elsewhere in Europe, France suffered civil unrest after an unpopular President Macron tried to force through pension changes, Italy’s populist government narrowly avoided a showdown with the European Union over budget levels (and then saw a reshuffle in its ruling coalition), and German political stability took a knock as elections shifted the balance of parties in its longstanding coalition.

Despite all this, international markets tracked broadly upward from a low point at the end of 2019 through to the period’s end in October, led mainly by defensive/“growth” companies. More cyclically sensitive “value” companies lagged. This broad market progression was punctuated only by downswings associated with renewed trade fears (in May and August) and by fears that a reversal of Fed interest rate policy (with a 25 bp reduction in its target rate, also in August) might prove to be a one-off mid-cycle adjustment. A second 25 basis point cut in September assuaged these fears and allowed markets to finish the period close to a 12-month high.

Of the international regions, the Pacific ex Japan posted the best returns thanks mainly to Australian market strength and a Hong Kong market that was largely unaffected by the broader weakness at the end of 2018. Japan was the weakest in the region that, after strength in its currency, was seen as undermining the competitiveness of its major exporters, and underperformed.

At a sector level, IT, utility, and health care companies were the best performers, while energy, financials, and materials companies were the weakest.

PERFORMANCE REVIEW

The Fund underperformed the benchmark over the period, but this was largely a result of faring poorly in the very weak markets between the start of the period and December 2018. While this weakness would appear to have been broadly distributed across sectors and regions, and there were also stock-specific drivers, two themes tie together the performance of a number of the stocks that contributed most to the outcome. The first was exposure (direct or indirect) to China during the period of peak concern over escalating U.S.-China trade tensions through to the end of December. The second was a simultaneous decline in sentiment toward companies deemed to have excessive debt in a climate (since reversed) of rising interest rate expectations. The portfolio spent much of the remainder of the period recovering this underperformance as these negative influences waned, but that progression was punctuated by short spells of further weakness (e.g. in May and August) as trade and cyclical/monetary concerns resurfaced.

At a regional level the main area of weakness over the period as whole was stock selection within Europe and the Pacific ex Japan. At a sector level, the main detractors were stock selection with the health care, materials, and consumer discretionary groups. While failing to offset these negatives, stock selection in Japan was positive, as was the contribution from the few names held in Emerging Asia (which recovered strongly after the weak start to the period described above). At an individual stock level the main negatives were:

1. LivaNova PLC (surgical devices, U.K.), a specialist producer of devices and implants for cardiac surgery and neuro-modulation. Its stock declined sharply in early April on the pre-release of Q1 results. The driver was a sharp downward adjustment to 2019 earnings guidance that had been issued only a few weeks earlier. The source of the problem was a sudden deterioration in sales of the company’s Vagus Nerve Stimulation (VNS) implant to control treatment-resistant epilepsy (TRE) following the launch of a rival treatment, Epidiolex, by GW Pharma in September 2018. Epidiolex is a cannabis-based drug that had been cleverly marketed, received significant press coverage, and had been hailed as a miracle “natural” treatment. With early production/distribution bottlenecks fixed, Epidiolex became more freely available for clinicians to trial through Q1, and this led to a sudden drop-off in surgeries to implant the company’s VNS device toward the end of the period. The key question at the time was the extent to which the development would impact a long-term investment thesis for which growth in Livanova’s neuromodulation franchise is an important pillar. A focus on the facts rather than the hype suggests that Epidiolex can currently address only 5% to 10% of the epilepsy market, and only produces a material response in about one-third of patients. It also costs significantly more than the VNS implant on a multi-year view. Other drugs with a similar efficacy/cost profile have challenged VNS in the past and ultimately failed to halt its upward sales progression in a market that is itself growing. After lengthy discussions with the company’s management, GW Pharma management, neurology clinicians, and a previous VNS sales director, our conclusion was that with Livanova’s Cardiopulmonary business on track, and with multiple other options in the mix that could drive intrinsic value significantly higher on the 1- to 4-year view, the investment case remained robust. While we continue to monitor data from the epilepsy market closely, we took the view that the April stock price fall was disproportionate to any likely underlying value hit, and we added to the company’s position on the weakness. Through the remainder of the period the stock began to recover but had yet to regain its pre-decline levels by the end of October.

2. OCI NV (fertilizer producer, Netherlands) had a volatile 12 months but ultimately underperformed. The company is the fourth-largest nitrogen fertilizer producer globally and has methanol production

AMG Managers Pictet International Fund Portfolio Manager’s Comments (continued)

operations. Due to significant recent investments in new, highly efficient production facilities in the U.S. corn belt (fertilizer) and Texas (methanol), group debt was high at the start of the period, and the company’s stock suffered in late 2018 along with other geared companies. Through 2019, the stock initially recovered strongly, but fell back in May and again in August, as the U.S.-China trade war rekindled. A significant contributor to raised tensions was China’s refusal to resume buying agricultural products (primarily soybeans and corn) from the U.S. The news had a rapid and negative impact on U.S. corn prices. A knock-on effect was that all nitrogen fertilizer producers were marked down as the profitability of corn sales for farmers in the current growing season is seen as a leading indicator of fertilizer demand/sales for the next growing season. A further source of volatility was speculation through the middle of the period that the company would sell its methanol operations to Saudi chemicals giant SABIC. That deal went away when the Saudi Public Investment Fund (owner of 70% of SABIC) began to encounter problems with its planned IPO of Aramco. Subsequently the company announced the appointment of bankers to help find another buyer. While the geopolitical climate has generated short-term challenges for the company, our investment thesis remains as it was when the stock was added to the portfolio in early 2018: in its core nitrogen fertilizer operations its recent investments take it to the bottom of the industry cost curve, with the most strategically placed and most efficient production facilities. In a market that is set to be more stable than in the past, the company’s cash generation will be prodigious, and facilitate both the rapid pay-down of debt, and further investment in growth.

3. Saga PLC (insurance, U.K.), like Livanova above, also fell sharply in April on weak Q1 results that were accompanied by a profit warning and a dividend cut. The release in turn raised concerns about the sustainability of the group’s debt levels. The company specializes in providing insurance and travel services to the over-50s and has a strong brand name in the U.K. The long-term investment thesis is predicated on Saga’s brand strength and a target population segment that is typically wealthier (with higher disposable income) than average and is set to grow by >2% p.a. over the next few years. The profit warning was the product of an ill-advised move to start selling insurance policies through price comparison websites, overly conservative underwriting practices, and a change to European privacy regulations that came into force in early 2018 and rendered data on roughly half of the roughly 10 million individuals in Saga’s customer database unusable. The group is rebuilding the database rapidly (with better quality data), but the short-term impact was an impairment to targeted marketing activities. The financial gearing concerns related to the travel division, the core of which is a cruise ship operation that has two new vessels coming into service shortly. The debt associated with the lumpy order cycle for new ships is familiar to cruise company analysts, but it alarmed insurance analysts. However, we remained comfortable that the switch to prodigious cash flows once the vessels are commissioned will pay down this debt rapidly, and its level was not an issue. Regarding the insurance and database problems, they were clearly a disappointment; being in part driven by regulation (for which the impact should have been predictable) and in part by poor management decisions. That said, the key tenets of our initial investment case remain. After extensive talks with both the executive and non-executive managers of the company, we believe they have a credible plan that will improve execution and deliver (albeit with a delay) what we feel the business is capable of. As with Livanova, our conclusion was that the stock price markdown had been far larger than the deterioration in prospects justified.

Three stand-out positive contributions over the period were:

1. Square Enix Holdings Co., Ltd. (digital games, Japan) was only added to the fund in Q1 2019, but toward the end of the period it rose sharply following the release of (fiscal) Q1 results. The group develops games principally for the console and mobile markets. The results were strong across the board, but particularly in the key MMO (massively multiplayer online) business that saw a pickup in Final Fantasy franchise sales ahead of releasing an expansion pack. The pickup underpins several characteristics of the business that we find highly attractive: enduring brands (leading to pricing power), the loyalty of a user base that comprises a relatively small number of core players (paying a monthly subscription fee), and a significantly longer tail of “dormant” users who re-engage with successive updates. Mobile games were also a key area of strength in the quarter following a recent restructuring in which separate development studios were consolidated under one umbrella to focus on quality rather than quantity of new title launches. While it’s too early to link the operating improvement to the new structure, we believe the performance may hint at the better earnings to be expected from this division in the future. Also looking to the future, part of our thesis for the company was that the potential for a strategic increase in development spend (which the company capitalizes) to improve the game development pipeline has been under-appreciated by investors. This investment is now starting to bear fruit with March 2020 slated as the launch date for new Final Fantasy and Marvel Avengers games. These were both presented at the E3 show recently and have caused significant excitement. With the stock move narrowing the gap to our assessment of the company’s fair value we took some profit from the position at the end of the period but remain holders.

2. ASML Holding NV (semiconductor manufacturing equipment, Netherlands) was a steady and strong performer throughout the period as its own underlying developments have outweighed the volatility of markets as drivers of the stock. In short, 2019 has been the year in which ASML, the dominant supplier of silicon lithography equipment to the semiconductor industry, has begun to commercialize the next generation of equipment that will give it a global monopoly. The technology in question is extreme ultra-violet (EUV) lithography, and it will allow the next steps in miniaturization of digital components on silicon wafers. The progression of Moore’s Law has slowed over the last decade as existing lithography methods have approached their physical limits. Through 2017 and 2018 several major chip producers were testing EUV equipment at sub-commercial scales to establish proof of concept, and in 2019 this has translated into a full-scale commitment to the technology by the likes of Samsung Electronics, Intel TSMC, and HiSilicon (part of Huawei). A parallel decade-long process has seen a chip manufacturing market that was notorious for over-investment and price indiscipline undergo a massive consolidation. Aside from a belief in the potential success of EUV and the company’s unique positioning, our investment case was predicated on this consolidation creating a far more ordered high-end market comprising a few major players with very deep pockets focused on returns and profitability than on market share. There will still be cycles, and a period of oversupply has delayed our thesis for the investment playing out, but in the review period it has begun.

3. JD.com, Inc. (ecommerce, China) was one of the fund’s weaker performers in 2018, partly due to trade war-related negativity toward Chinese companies, but also to disappointment in the margin progression of its core ecommerce platform. A third negative was the potential for the company’s founder

AMG Managers Pictet International Fund Portfolio Manager’s Comments (continued)

and CEO Richard Liu to end up in a U.S. jail after alleged sexual misconduct at a conference in Minnesota; the case was subsequently dropped at the end of 2018. The company is the second largest ecommerce player in China after Alibaba but operates with a very different business model. Unlike Alibaba (which is essentially a marketplace platform linking buyers and sellers) JD.com is more like an Amazon, owning inventory, giant ware-houses, and even its own distribution network. Its low margins (compared to Alibaba’s) are a result of massive investments it has made in expanding these warehouse and logistics operations to keep pace with its meteoric growth. It has now reached a point where this investment can be reined back in. From its stock low point at the end of December 2018 the company’s strong recovery was driven by successive quarterly announcements that have finally seen margins rising to levels comparable with those of Alibaba. While we took some profit from the the company’s position toward the end of the period, we believe there is further upside to be realized as investors start to focus on the value inherent in not only the retail operations, but also the potential for JD. com’s logistics and finance operations as standalone businesses.

FUND ACTIVITY

Despite several changes at a stock level through the period the net effect on overall portfolio shape was relatively modest. The most notable shift was a reduction in the overweight position in consumer sectors (particularly consumer discretionary), a reduction from neutral to underweight in health care, and a corresponding increase from neutral to overweight in industrials. At a regional level, a modest overweight to Europe has moved back to modest underweight, and a more significant underweight to Japan has moved up to neutral. The modest overweight to the Pacific ex Japan persisted through the whole period. It should be noted that none of these aggregate positions are targeted; rather they are pure byproducts of underlying stock level decisions.

The stock level changes in the portfolio were, as ever, driven either by new stock-specific investment cases, or by the valuation shifts within markets (whereby more cyclically sensitive companies generally lost out to tech and more defensive growth companies). While not identified as such at the time, one theme that runs through the list of new positions added to the portfolio might be described as “quality cyclicals”–companies classed as cyclicals, but with identifiable long-duration cash flow. Examples would include BBA Aviation PLC (private airport services, U.K.), UPM-Kymmene Oyj (paper and forest products, Finland), Hoshizaki Corp. (commercial kitchen equipment, Japan), Freni Brembo SpA (auto brakes, Italy), EXOR NV (holding company, Italy) and Samsung Electronics Co., Ltd. (semiconductors and consumer electronics, Republic of Korea). In each case we believed that stock weakness, driven either by investor focus on short-term metrics or a company-specific bump in the road, was unjustified in the context of visible and in some cases prodigious long-term future cash flow prospects; high quality business models that have been labelled as “cyclical” and suffered in a blanket selloff. The final addition was Square Enix (digital games, Japan. See Performance Review, above).

In order to fund these additions, profit was taken mainly in companies whose strong performance had brought them close to or through our assessment of their intrinsic value. These included SEEK (employment agency, Australia), Bandai Namco (toys and digital games, Japan), ABC-Mart (shoe retailer, Japan), Mizrahi Tefahot Bank (banking, Israel), and Rubis (fuel/chemical bulk storage utility, France). Inmarsat (satellite services, U.K.) was acquired and taken private during the period (at well below our assessment of intrinsic value), and Dignity (funeral services, U.K.) was sold following the collapse of our investment case (and its stock price).

MARKET OUTLOOK AND STRATEGY

Concerns are mounting across global markets driven by fears of recession and political uncertainty. While all these concerns are ultimately either transient or cyclical in nature, they have resulted in a renewed downward progression in interest rates. This, in turn, has driven negative-yielding bonds to new highs.

Within equity markets the second-order impact of this unprecedented situation has been a flight to quality and “long duration” businesses that has materially inflated their valuations. Our approach to valuation, however, is absolute rather than relative–and certainly not relative to near-zero-percent interest rates. We typically seek to invest in companies offering normalized free cash flow yields of between 5% and 10%, cash flows which we believe will grow over time and offer attractive real rates of return for our clients.

However, the current paradigm is making it increasingly difficult to find attractive opportunities. Given historically high margins, low rates of unemployment, and persistently low inflation, we don’t feel that now would be the appropriate time to compromise our core business quality principles in search of incremental returns. This puts us in quite an unusual situation. On one hand, traditionally fertile hunting grounds for the business models we would like to own often do not offer acceptable future real rates of return. On the other hand, lower quality businesses which optically offer attractive returns need to be looked at with an even more critical eye given where we are in the economic cycle. This points to the challenge for investors to be more esoteric and company-specific than ever.

One significant advantage we do have as international equity investors is the range of choice at our disposal: the scope to invest across the market cap spectrum in a universe of over 4,000 companies. Another, in turbulent times, is a very clear idea of the types of business characteristics we seek: situations where the way in which a management’s strategy plays out is more dependent on factors that they can control than on external forces they can’t. A further and perhaps most significant advantage is that we assess companies based on their prospects over a long-term time horizon. This generates a view of their value that constitutes a relatively stable reference point and gives us the ability to exploit the increased levels of volatility we are seeing today. In many cases, this has meant buying into high quality businesses which are dealing with short-term problems.

This has been the case with commercial kitchen equipment maker Hoshizaki Corp. in Japan. Hoshizaki has been on our watch list for several years and has several qualities we admire: a strong competitive advantage anchored in its service network and industry leading R&D, an owner-operator management team with a great track record, and an extremely high return on capital. However, accounting irregularities at a small subsidiary in Osaka which represented less than 3% of sales led to the stock declining (46%) from its peak during Q4 2018. After interviewing management and assessing the situation we took the view that the problem was specific to this small branch and had been resolved. We were therefore able to start a position in the company at a price that we believe offers attractive returns.

At other times, we have bought businesses where cyclicality or upfront investments mask the fundamental qualities of the business. One example here would be OCI NV, a Dutch-listed fertilizer business with core assets in North Africa and the U.S. Operating in a cyclical industry with high levels of debt, OCI has been victim of low fertilizer prices

AMG Managers Pictet International Fund Portfolio Manager’s Comments (continued)

over the past few years and has had an optically highly leveraged balance sheet. However, the underlying demand conditions for fertilizers are favorable over the long term and OCI operates at the low end of the cost curve. Through cycles, this should lead to high returns on capital. Leverage will also decline significantly over the coming years as a new plant in Iowa completes its production ramp up, to generate predictable cash flow growth. A common thread to both Hoshizaki and OCI is that management are also the largest shareholders and are therefore intensely focused on value creation.	However, we also remain mindful of the wider risks after nearly a decade of economic and equity market growth, and levels of interest rates that are still some way from reflecting a normal risk premium. During recent months we have therefore spent a lot of time reconfirming the investment cases and valuation assessments of the companies we hold, to be as certain as possible of both their upside potential and their downside protection, especially at this time of the cycle.

As always, we continue to run a very active portfolio (active share close to 90%) and remain enthusiastic about the prospects of the companies we have invested in. We believe that their cash generation ability and bright prospects for growth will, over the long term, deliver attractive returns.

The views expressed represent the opinions of Pictet Asset Management Limited, as of October 31, 2019, and are not intended as a forecast or guarantee of future results and are subject to change without notice.

AMG Managers Pictet International Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Pictet International Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Managers Pictet International Fund’s Class N shares on April 14, 2014, to a $10,000 investment made in the MSCI EAFE Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Pictet International Fund and the MSCI EAFE Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG Managers Pictet International Fund[2,3,4,5,6,7]

Class N	8.34%	4.65%	2.91%	04/14/14

Class I	8.65%	4.94%	3.20%	04/14/14

Class Z	8.84%	–	(0.48%)	09/29/17

MSCI EAFE Index8, [9]	11.04%	4.31%	3.42%	04/14/14	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2] Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4] Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[5] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[6] The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

7 A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

[8] The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment and does not incur expenses.

[9] All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Pictet International Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	20.1

Financials	16.9

Consumer Staples	14.8

Consumer Discretionary	13.7

Communication Services	10.3

Health Care	8.2

Information Technology	6.6

Materials	3.4

Energy	3.4

Real Estate	0.9

Short-Term Investments	2.3

Other Assets Less Liabilities	(0.6)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Nestle SA (Switzerland)	3.2

Asahi Group Holdings, Ltd. (Japan)	3.0

Informa PLC (United Kingdom)	2.9

Safran SA (France)	2.8

Trip.com Group, Ltd., ADR (China)	2.8

Royal Dutch Shell PLC, Class B (Netherlands)	2.7

GlaxoSmithKline PLC (United Kingdom)	2.5

Elis SA (France)	2.4

OCI NV (Netherlands)	2.3

Hoshizaki Corp. (Japan)	2.3
Top Ten as a Group	26.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Pictet International Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 98.3%

Communication Services - 10.3%

Cineworld Group PLC (United Kingdom)	1,556,697	$4,485,743

Informa PLC (United Kingdom)	861,532	8,659,498

PCCW, Ltd. (Hong Kong)	6,879,309	4,085,724

SoftBank Group Corp. (Japan)	139,000	5,346,832

Square Enix Holdings Co., Ltd. (Japan)	100,200	4,768,342

Vivendi SA (France)	116,098	3,233,051

Total Communication Services		30,579,190

Consumer Discretionary - 13.7%

Cie Financiere Richemont SA (Switzerland)	56,039	4,403,611

Freni Brembo SpA (Italy)[1]	357,543	3,804,044

Gestamp Automocion SA (Spain)[1,2]	613,524	2,628,945

JD.com, Inc., ADR (China)*	178,280	5,553,422

KOMEDA Holdings Co., Ltd. (Japan)	194,600	3,782,325

Matas A/S (Denmark)	144,875	1,110,487

MGM China Holdings, Ltd. (Macau)	1,662,400	2,632,383

Pandora A/S (Denmark)	65,885	3,241,939

Sony Corp. (Japan)	80,100	4,875,619

Trip.com Group, Ltd., ADR (China)*	251,497	8,296,886

Total Consumer Discretionary		40,329,661

Consumer Staples - 14.8%

Ain Holdings, Inc. (Japan)	85,500	4,892,238

Anheuser-Busch InBev SA/NV (Belgium)	70,614	5,699,781

Asahi Group Holdings, Ltd. (Japan)	173,800	8,703,463

cocokara fine, Inc. (Japan)	99,400	5,480,782

Danone SA (France)	48,460	4,014,488

Japan Tobacco, Inc. (Japan)	191,900	4,337,460

Nestle SA (Switzerland)	88,091	9,424,094

Ontex Group NV (Belgium)	57,368	1,040,690

Total Consumer Staples		43,592,996

Energy - 3.4%

Royal Dutch Shell PLC, Class B (Netherlands)	274,419	7,903,229

Z Energy, Ltd. (New Zealand)	643,206	2,208,745

Total Energy		10,111,974

Financials - 16.9%

Banco Bilbao Vizcaya Argentaria SA (Spain)	1,136,440	5,985,437

EXOR NV (Netherlands)	65,619	5,030,616

Intesa Sanpaolo SpA (Italy)	1,555,356	3,897,450

Julius Baer Group, Ltd. (Switzerland)	143,291	6,345,446

M&G PLC (United Kingdom)*	383,085	1,060,941

Moscow Exchange MICEX-RTS PJSC (Russia)	3,384,075	5,016,346

Nordea Bank Abp (Finland)	507,824	3,716,935

	Shares	Value

Prudential PLC (United Kingdom)	383,085	$6,691,302

Saga PLC (United Kingdom)	4,581,752	2,784,697

Shinsei Bank, Ltd. (Japan)	324,900	5,065,110

Sompo Holdings, Inc. (Japan)	113,700	4,469,101

Total Financials		50,063,381

Health Care - 8.2%

GlaxoSmithKline PLC (United Kingdom)	322,457	7,385,880

Grifols SA, ADR (Spain)	217,580	4,767,178

Healius, Ltd. (Australia)	1,491,994	3,171,605

LivaNova PLC (United Kingdom)*	76,081	5,381,209

Miraca Holdings, Inc. (Japan)	144,200	3,403,441

Total Health Care		24,109,313

Industrials - 20.1%

BBA Aviation PLC (United Kingdom)	1,019,158	4,009,517

Bollore SA (France)	772,197	3,345,443

Bollore SA - New (France)*	3,816	16,258

CK Hutchison Holdings, Ltd. (Hong Kong)	683,748	6,313,103

Elis SA (France)	368,781	7,050,545

FANUC Corp. (Japan)	26,100	5,148,207

Fujitec Co., Ltd. (Japan)	256,200	3,727,031

Hoshizaki Corp. (Japan)	80,000	6,800,187

Jardine Strategic Holdings, Ltd. (Hong Kong)	93,200	3,009,598

Knorr-Bremse AG (Germany)	29,629	2,990,261

Reliance Worldwide Corp., Ltd. (United States)	1,610,894	4,687,497

Safran SA (France)	52,522	8,318,958

Vinci SA (France)[1]	35,903	4,028,184

Total Industrials		59,444,789

Information Technology - 6.6%

ams AG (Austria)*,1	61,640	2,769,650

ASML Holding NV (Netherlands)	21,157	5,545,557

Nokia OYJ (Finland)	513,329	1,884,437

Samsung Electronics Co., Ltd. (South Korea)	107,253	4,635,459

Siltronic AG (Germany)	47,817	4,554,063

Total Information Technology		19,389,166

Materials - 3.4%

KAZ Minerals PLC (United Kingdom)	243,531	1,488,298

OCI NV (Netherlands)*	302,884	6,810,157

UPM-Kymmene Oyj (Finland)	56,616	1,843,954

Total Materials		10,142,409

Real Estate - 0.9%

Merlin Properties Socimi SA, REIT (Spain)[1]	182,466	2,686,050

Total Common Stocks (Cost $282,017,196)		290,448,929

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 2.3%

Joint Repurchase Agreements - 2.0%[3]

Cantor Fitzgerald Securities, Inc., dated 10/31/19, due 11/01/19, 1.750% total to be received $1,403,362 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 11/25/19 - 10/20/68, totaling $1,431,417)	$1,403,294	$1,403,294

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.740% total to be received $1,403,362 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 8.000%, 12/01/20 - 01/01/59, totaling $1,431,360)	1,403,294	1,403,294

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $295,175 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $301,064)	295,161	295,161

Daiwa Capital Markets America, dated 10/31/19, due 11/01/19, 1.750% total to be received $1,403,362 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 6.500%, 11/21/19 - 10/20/49, totaling $1,431,360)	1,403,294	1,403,294

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,403,363 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,431,360)	1,403,294	1,403,294

Total Joint Repurchase Agreements		5,908,337

	Shares	Value

Other Investment Companies - 0.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[4]	269,825	$269,825

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[4]	269,825	269,825

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[4]	278,002	278,002

Total Other Investment Companies		817,652

Total Short-Term Investments (Cost $6,725,989)		6,725,989

Total Investments - 100.6% (Cost $288,743,185)		297,174,918

Other Assets, less Liabilities - (0.6)%		(1,805,600)

Net Assets - 100.0%		$295,369,318

*	Non-income producing security.

[1]	Some of these securities, amounting to $5,603,327 or 1.9% of net assets, were out on loan to various borrowers and are collateralized by cash. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2019, the value of these securities amounted to $2,628,945 or 0.9% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG Managers Pictet International Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	$3,006,519	$56,438,270	–	$59,444,789

Financials	3,845,638	46,217,743	–	50,063,381

Consumer Staples	–	43,592,996	–	43,592,996

Consumer Discretionary	13,850,308	26,479,353	–	40,329,661

Communication Services	–	30,579,190	–	30,579,190

Health Care	10,148,387	13,960,926	–	24,109,313

Information Technology	–	19,389,166	–	19,389,166

Materials	–	10,142,409	–	10,142,409

Energy	–	10,111,974	–	10,111,974

Real Estate	–	2,686,050	–	2,686,050

Short-Term Investments

Joint Repurchase Agreements	–	5,908,337	–	5,908,337

Other Investment Companies	817,652	–	–	817,652

Total Investments in Securities	$31,668,504	$265,506,414	–	$297,174,918

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at October 31, 2019 is as follows:

Country	% of Long-Term Investments

Australia	1.1

Austria	1.0

Belgium	2.3

China	4.8

Denmark	1.5

Finland	2.6

France	10.3

Germany	2.6

Hong Kong	4.6

Italy	2.7

Japan	24.4

Country	% of Long-Term Investments

Macau	0.9

Netherlands	8.7

New Zealand	0.8

Russia	1.7

South Korea	1.6

Spain	5.5

Switzerland	6.9

United Kingdom	14.4

United States	1.6

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities October 31, 2019

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II

Assets:

Investments at value[1] (including securities on loan valued at $0, $14,351,760, $3,674,230, $95,829,561, and $11,218,792, respectively)	$11,999,105	$146,033,731	$496,303,234	$624,364,891	$63,411,452

Receivable for investments sold	481,187	2,161,837	—	—	—

Dividend, interest and other receivables	8,793	106,936	319,554	1,251,074	136,017

Receivable for Fund shares sold	195	322,938	59,202	128,822	2,852

Receivable from affiliate	9,286	36,686	—	—	—

Prepaid expenses and other assets	17,069	36,981	21,474	26,526	20,867

Total assets	12,515,635	148,699,109	496,703,464	625,771,313	63,571,188

Liabilities:

Payable upon return of securities loaned	—	—	—	11,684,694	1,316,687

Payable for investments purchased	117,849	2,132,714	—	—	—

Payable for Fund shares repurchased	—	60,023	621,852	599,302	—

Accrued expenses:

Investment advisory and management fees	7,205	71,644	290,961	305,743	31,397

Administrative fees	1,544	17,911	62,349	76,436	7,849

Distribution fees	117	3,167	15,580	16,826	455

Shareholder service fees	823	4,771	29,096	23,311	3,467

Other	28,352	40,740	105,740	84,738	35,743

Total liabilities	155,890	2,330,970	1,125,578	12,791,050	1,395,598

Net Assets	$12,359,745	$146,368,139	$495,577,886	$612,980,263	$62,175,590

[1] Investments at cost	$10,940,572	$134,366,904	$313,527,616	$481,708,221	$50,505,383

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II

Net Assets Represent:

Paid-in capital	$11,508,660	$132,223,563	$271,503,061	$441,753,719	$46,815,138

Total distributable earnings	851,085	14,144,576	224,074,825	171,226,544	15,360,452

Net Assets	$12,359,745	$146,368,139	$495,577,886	$612,980,263	$62,175,590

Class N:

Net Assets	$632,179	$15,283,593	$166,353,314	$79,811,103	$2,224,177

Shares outstanding	55,261	1,207,758	8,603,535	6,469,074	166,812

Net asset value, offering and redemption price per share	$11.44	$12.65	$19.34	$12.34	$13.33

Class I:

Net Assets	$11,727,566	$130,927,964	$329,224,572	$533,105,837	$59,606,357

Shares outstanding	1,030,815	10,291,768	16,915,561	43,231,989	4,459,394

Net asset value, offering and redemption price per share	$11.38	$12.72	$19.46	$12.33	$13.37

Class Z:

Net Assets	—	$156,582	—	$63,323	$345,056

Shares outstanding	—	12,305	—	5,134	25,808

Net asset value, offering and redemption price per share	—	$12.73	—	$12.33	$13.37

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund

Assets:

Investments at value[1] (including securities on loan valued at $0, $6,133,357, $21,932,208, $46,261,890, and $36,337,666, respectively)	$1,686,523,991	$47,309,109	$170,701,447	$406,956,386	$224,254,293

Receivable for investments sold	10,085,255	3,278,981	759,232	3,871,585	441,617

Dividend, interest and other receivables	701,521	8,644	30,976	111,941	64,448

Receivable for Fund shares sold	1,201,660	1,191	2,529,200	1,041,895	82,819

Receivable from affiliate	—	3,960	7,680	—	9,295

Prepaid expenses and other assets	43,948	19,176	24,600	21,415	12,907

Total assets	1,698,556,375	50,621,061	174,053,135	412,003,222	224,865,379

Liabilities:

Payable upon return of securities loaned	—	849,584	—	1,039,716	—

Payable for investments purchased	14,192,661	139,336	3,386,387	5,913,986	—

Payable for Fund shares repurchased	14,031,774	1,483,343	19,256	135,425	72,467

Line of credit payable	—	2,719,390	—	—	—

Accrued expenses:

Investment advisory and management fees	874,934	48,609	101,234	262,611	167,787

Administrative fees	212,945	8,101	20,247	49,239	27,965

Distribution fees	112,577	6,529	3,898	5,790	9,943

Shareholder service fees	110,356	3,781	9,087	41,411	10,912

Other	281,198	37,460	40,089	61,474	49,693

Total liabilities	29,816,445	5,296,133	3,580,198	7,509,652	338,767

Net Assets	$1,668,739,930	$45,324,928	$170,472,937	$404,493,570	$224,526,612
[1] Investments at cost	$1,405,600,442	$42,863,052	$160,060,508	$358,065,639	$207,441,340

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund

Net Assets Represent:

Paid-in capital	$1,315,475,578	$44,207,214	$157,640,690	$331,872,666	$203,338,019

Total distributable earnings	353,264,352	1,117,714	12,832,247	72,620,904	21,188,593

Net Assets	$1,668,739,930	$45,324,928	$170,472,937	$404,493,570	$224,526,612

Class N:

Net Assets	$518,353,584	$30,716,684	$24,669,298	$29,963,101	$28,846,675

Shares outstanding	14,830,455	1,804,252	3,147,207	2,305,579	1,806,375

Net asset value, offering and redemption price per share	$34.95	$17.02	$7.84	$13.00	$15.97

Class I:

Net Assets	$1,102,479,401	$14,608,244	$145,620,163	$374,344,334	$159,069,478

Shares outstanding	30,654,995	841,785	18,113,927	28,144,654	9,826,614

Net asset value, offering and redemption price per share	$35.96	$17.35	$8.04	$13.30	$16.19

Class Z:

Net Assets	$47,906,945	—	$183,476	$186,135	$36,610,459

Shares outstanding	1,332,492	—	22,830	13,999	2,262,389

Net asset value, offering and redemption price per share	$35.95	—	$8.04	$13.30	$16.18

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers DoubleLine Core Plus Bond Fund	AMG River Road Long-Short Fund	AMG Managers Pictet International Fund

Assets:

Investments at value[1] (including securities on loan valued at $6,202,046, $0, and $5,603,327, respectively)	$655,404,194	$26,363,515	$297,174,918

Affiliated Investments at value[2]	30,570,752	—	—

Cash	4,170	—	—

Foreign currency[3]	—	27,266	18,697

Receivable for investments sold	12,136,401	606,977	2,153,079

Segregated cash	—	8,041,931	—

Dividend, interest and other receivables	4,038,819	10,537	2,619,375

Receivable for Fund shares sold	1,101,746	12,461	71,114

Receivable from affiliate	50,127	9,157	—

Prepaid expenses and other assets	33,807	11,463	23,259

Total assets	703,340,016	35,083,307	302,060,442

Liabilities:

Payable upon return of securities loaned	6,806,448	—	5,908,337

Payable for investments purchased	2,258,179	1,565,471	29,379

Payable for delayed delivery investments purchased	22,737,542	—	—

Payable for Fund shares repurchased	276,925	72,525	292,409

Interest and dividends payable	—	11,880	—

Unrealized depreciation on unfunded loan commitments	69	—	—

Accrued expenses:

Investment advisory and management fees	255,893	18,303	297,590

Administrative fees	85,298	3,230	36,964

Distribution fees	18,264	549	17,331

Shareholder service fees	45,324	1,717	20,344

Other	168,830	35,949	88,770

Securities sold short, at value[4]	—	7,779,619	—

Total liabilities	32,652,772	9,489,243	6,691,124

Net Assets	$670,687,244	$25,594,064	$295,369,318

[1] Investments at cost	$638,342,591	$25,596,758	$288,743,185

[2] Affiliated Investments at cost	$30,401,657	—	—

[3] Foreign currency at cost	—	$27,001	$18,647

[4] Proceeds	—	$7,623,030	—

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Managers DoubleLine Core Plus Bond Fund	AMG River Road Long-Short Fund	AMG Managers Pictet International Fund

Net Assets Represent:

Paid-in capital	$669,191,465	$23,323,880	$379,360,342

Total distributable earnings (loss)	1,495,779	2,270,184	(83,991,024)

Net Assets	$670,687,244	$25,594,064	$295,369,318

Class N:

Net Assets	$82,856,338	$2,653,913	$87,997,508

Shares outstanding	7,712,947	203,263	9,203,707

Net asset value, offering and redemption price per share	$10.74	$13.06	$9.56

Class I:

Net Assets	$585,358,091	$22,856,322	$158,317,382

Shares outstanding	54,524,331	1,718,960	16,459,311

Net asset value, offering and redemption price per share	$10.74	$13.30	$9.62

Class Z:

Net Assets	$2,472,815	$83,829	$49,054,428

Shares outstanding	230,141	6,292	5,112,247

Net asset value, offering and redemption price per share	$10.74	$13.32	$9.60

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended October 31, 2019

	AMG Managers Fairpointe ESG Equity Fund	AMG River Road Focused Absolute Value Fund	AMG Managers Montag & Caldwell Growth Fund	AMG River Road Dividend All Cap Value Fund	AMG River Road Dividend All Cap Value Fund II

Investment Income:

Dividend income	$247,660	$1,033,879	$5,447,517	$24,512,320	$2,543,218

Securities lending income	—	10,663	8,555	132,580	8,649

Foreign withholding tax	(1,585)	(8,224)	—	(34,567)	(3,827)

Total investment income	246,075	1,036,318	5,456,072	24,610,333	2,548,040
.

Expenses:

Investment advisory and management fees	81,768	471,299	3,610,447	4,289,882	444,438

Administrative fees	17,522	117,825	773,667	1,072,471	111,109

Distribution fees - Class N	1,487	30,770	294,319	222,638	5,305

Distribution fees - Class R	—	—	1,814	—	—

Shareholder servicing fees - Class N	549	4,923	117,021	62,339	2,389

Shareholder servicing fees - Class I	8,796	26,451	243,770	306,613	46,550

Shareholder servicing fees - Class R	—	—	254	—	—

Registration fees	38,225	51,925	55,592	65,147	52,610

Professional fees	23,108	34,316	71,924	76,678	30,468

Custodian fees	17,597	23,783	46,492	62,796	22,404

Reports to shareholders	1,453	10,186	45,020	48,921	5,461

Trustee fees and expenses	1,043	5,870	50,346	67,795	7,114

Transfer agent fees	518	2,437	54,326	24,031	2,538

Interest expense	—	513	1,609	31,457	2,446

Miscellaneous	2,044	6,471	27,772	35,949	5,598

Total expenses before offsets	194,110	786,769	5,394,373	6,366,717	738,430
.

Expense reimbursements	(87,493)	(166,409)	—	—	—

Expense reductions	—	(15,930)	(37,628)	(48,571)	(4,605)

Net expenses	106,617	604,430	5,356,745	6,318,146	733,825
.

Net investment income	139,458	431,888	99,327	18,292,187	1,814,215
.

Net Realized and Unrealized Gain:

Net realized gain (loss) on investments	(96,691)	2,411,489	48,983,504	38,253,975	2,934,510

Net change in unrealized appreciation/depreciation on investments	297,758	10,556,910	33,325,277	8,086,074	1,193,672

Net realized and unrealized gain	201,067	12,968,399	82,308,781	46,340,049	4,128,182
.

Net increase in net assets resulting from operations	$340,525	$13,400,287	$82,408,108	$64,632,236	$5,942,397
.

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG Managers Fairpointe Mid Cap Fund	AMG Managers LMCG Small Cap Growth Fund	AMG River Road Small-Mid Cap Value Fund	AMG River Road Small Cap Value Fund	AMG Managers Silvercrest Small Cap Fund

Investment Income:

Dividend income	$47,898,919 [1]	$312,906	$951,885	$3,341,503	$3,290,121

Interest income	—	—	—	—	71

Securities lending income	—	346,892	54,850	278,925	35,895

Foreign withholding tax	(162,920)	—	—	(42,727)	—

Total investment income	47,735,999	659,798	1,006,735	3,577,701	3,326,087

Expenses:

Investment advisory and management fees	13,933,276	722,557	722,754	2,763,200	1,998,083

Administrative fees	3,420,819	120,426	144,551	518,100	333,014

Distribution fees - Class N	1,709,973	72,308	39,798	66,079	65,356

Shareholder servicing fees - Class N	550,619	24,832	9,818	26,432	18,474

Shareholder servicing fees - Class I	1,131,080	31,367	43,134	244,241	112,817

Reports to shareholders	379,828	4,925	11,158	38,640	24,186

Trustee fees and expenses	230,293	7,867	7,687	31,429	20,755

Professional fees	179,302	30,163	30,069	48,191	39,609

Custodian fees	157,345	23,216	28,588	39,920	31,528

Registration fees	99,300	41,541	60,568	64,435	57,484

Transfer agent fees	90,531	11,089	4,133	11,380	7,000

Interest expense	12,309	5,357	1,096	—	912

Miscellaneous	110,681	5,161	7,413	18,247	12,631

Repayment of prior reimbursements	—	—	5,905	—	—

Total expenses before offsets	22,005,356	1,100,809	1,116,672	3,870,294	2,721,849

Expense reimbursements	—	(140,019)	(20,606)	—	(126,590)

Expense reductions	—	(6,808)	(27,804)	(38,643)	(63,499)

Net expenses	22,005,356	953,982	1,068,262	3,831,651	2,531,760

Net investment income (loss)	25,730,643	(294,184)	(61,527)	(253,950)	794,327

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	150,936,113	(780,765)	2,556,562	34,643,370 [2]	4,890,467

Net change in unrealized appreciation/depreciation on investments	(163,566,555)	17,124	7,741,087	2,456,593	8,668,319

Net realized and unrealized gain (loss)	(12,630,442)	(763,641)	10,297,649	37,099,963	13,558,786

Net increase (decrease) in net assets resulting from operations	$13,100,201	$(1,057,825)	$10,236,122	$36,846,013	$14,353,113

1 Includes non-recurring dividends of $7,157,625.

2 Includes realized gains of $10,333,328 relating to a redemption in-kind. See note 1(g) of the Notes to Financial Statement.

The accompanying notes are an integral part of these financial statements.

Statement of Operations (continued)

	AMG Managers DoubleLine Core Plus Bond Fund	AMG River Road Long-Short Fund	AMG Managers Pictet International Fund

Investment Income:

Dividend income	$408,599	$353,971	$15,569,425

Interest income	25,348,317	142,934	—

Dividends from affiliated securities	254,142	—	—

Securities lending income	53,116	—	95,099

Foreign withholding tax	(2,745)	(2,028)	(1,327,365)

Total investment income	26,061,429	494,877	14,337,159

Expenses:

Investment advisory and management fees	2,804,696	212,680	4,775,098

Administrative fees	934,899	37,532	1,023,235

Distribution fees - Class N	225,781	7,946	229,960

Shareholder servicing fees - Class N	72,250	2,543	101,183

Shareholder servicing fees - Class I	420,770	17,411	178,234

Custodian fees	207,663	18,997	217,075

Professional fees	130,382	55,950	65,509

Registration fees	77,355	50,578	125,211

Trustee fees and expenses	57,610	2,437	89,984

Transfer agent fees	18,295	1,080	54,581

Reports to shareholders	18,196	2,948	95,030

Dividend expense	—	236,202	—

Interest expense	—	7,030	99,493

Miscellaneous	33,733	3,253	31,771

Total expenses before offsets	5,001,630	656,587	7,086,364

Expense reimbursements	(345,605)	(105,218)	—

Expense reductions	—	(3,406)	—

Fee waivers	(135,303)	—	—

Net expenses	4,520,722	547,963	7,086,364

Net investment income (loss)	21,540,707	(53,086)	7,250,795

Net Realized and Unrealized Gain:

Net realized gain (loss) on investments	(987,474)	2,390,980	(77,264,790)

Net realized gain on short sales	—	45,361	—

Net realized loss on foreign currency transactions	—	(1,522)	(354,286)

Net change in unrealized appreciation/depreciation on investments	31,006,616	944,365	91,157,097

Net change in unrealized appreciation/depreciation on affiliated investments	1,230,972	—	—

Net change in unrealized appreciation/depreciation on short sales	—	(138,692)	—

Net change in unrealized appreciation/depreciation on foreign currency translations	—	2,635	38,353

Net change in unrealized appreciation/depreciation on unfunded loan commitments	(69)	—	—

Net realized and unrealized gain	31,250,045	3,243,127	13,576,374

Net increase in net assets resulting from operations	$52,790,752	$3,190,041	$20,827,169

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG Managers Fairpointe ESG Equity Fund		AMG River Road Focused Absolute Value Fund		AMG Managers Montag & Caldwell Growth Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$139,458	$99,987	$431,888	$162,960	$99,327	$754,095

Net realized gain (loss) on investments	(96,691)	(65,003)	2,411,489	1,739,736	48,983,504	131,657,896

Net change in unrealized appreciation/depreciation on investments	297,758	(606,423)	10,556,910	146,591	33,325,277	(60,460,282)

Net increase (decrease) in net assets resulting from operations	340,525	(571,439)	13,400,287	2,049,287	82,408,108	71,951,709

Distributions to Shareholders:

Class N	(6,356)	(9,243)	(586,698)	(584,246)	(32,648,158)	(21,977,990)

Class I	(127,192)	(111,123)	(1,474,234)	(1,352,550)	(73,505,569)	(53,210,522)

Class R1	—	—	—	—	(119,576)	(65,328)

Class Z	—	—	(4,375)	(4,840)	—	—

Total distributions to shareholders	(133,548)	(120,366)	(2,065,307)	(1,941,636)	(106,273,303)	(75,253,840)

Capital Share Transactions:[2]

Net increase (decrease) from capital share transactions	1,330,924	4,959,826	104,854,748	5,456,211	(76,806,232)	(302,907,352)

Total increase (decrease) in net assets	1,537,901	4,268,021	116,189,728	5,563,862	(100,671,427)	(306,209,483)

Net Assets:

Beginning of year	10,821,844	6,553,823	30,178,411	24,614,549	596,249,313	902,458,796

End of year	$12,359,745	$10,821,844	$146,368,139	$30,178,411	$495,577,886	$596,249,313

1 Effective May 31, 2019 Class R shares converted to Class N shares.

2 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended October 31,

	AMG River Road Dividend All Cap Value Fund		AMG River Road Dividend All Cap Value Fund II		AMG Managers Fairpointe Mid Cap Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$18,292,187	$18,332,299	$1,814,215	$2,277,127	$25,730,643	$13,808,060

Net realized gain on investments	38,253,975	47,243,403	2,934,510	8,793,061	150,936,113	178,668,438

Net change in unrealized appreciation/depreciation on investments	8,086,074	(42,248,243)	1,193,672	(7,291,620)	(163,566,555)	(208,004,516)

Net increase (decrease) in net assets resulting from operations	64,632,236	23,327,459	5,942,397	3,778,568	13,100,201	(15,528,018)

Distributions to Shareholders:

Class N	(8,009,145)	(8,404,188)	(292,875)	(200,402)	(60,784,071)	(84,025,015)

Class I	(58,453,011)	(54,573,572)	(10,386,384)	(8,474,655)	(118,067,003)	(168,619,081)

Class Z	(5,769)	(182,603)	(26,316)	(23,529)	(15,472,072)	(7,084,279)

Total distributions to shareholders	(66,467,925)	(63,160,363)	(10,705,575)	(8,698,586)	(194,323,146)	(259,728,375)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(230,206,314)	(39,958,807)	(19,852,184)	(30,576,474)	(1,003,127,045)	(841,850,349)

Total decrease in net assets	(232,042,003)	(79,791,711)	(24,615,362)	(35,496,492)	(1,184,349,990)	(1,117,106,742)

Net Assets:

Beginning of year	845,022,266	924,813,977	86,790,952	122,287,444	2,853,089,920	3,970,196,662

End of year	$612,980,263	$845,022,266	$62,175,590	$86,790,952	$1,668,739,930	$2,853,089,920

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended October 31,

	AMG Managers LMCG Small Cap Growth Fund		AMG River Road Small-Mid Cap Value Fund		AMG River Road Small Cap Value Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment loss	$(294,184)	$(667,467)	$(61,527)	$(76,321)	$(253,950)	$(370,357)

Net realized gain (loss) on investments	(780,765)	21,869,038	2,556,562	4,462,548	34,643,370	32,294,367

Net change in unrealized appreciation/depreciation on investments	17,124	(9,890,828)	7,741,087	(2,114,772)	2,456,593	(14,979,042)

Net increase (decrease) in net assets resulting from operations	(1,057,825)	11,310,743	10,236,122	2,271,455	36,846,013	16,944,968

Distributions to Shareholders:

Class N	—	—	(990,330)	(1,015,313)	(2,950,509)	(4,305,561)

Class I	—	—	(3,445,808)	(5,151,226)	(28,932,862)	(36,602,318)

Class Z	—	—	(9,497)	(17,688)	(17,058)	(20,634)

Total distributions to shareholders	—	—	(4,445,635)	(6,184,227)	(31,900,429)	(40,928,513)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(56,651,158)	(33,831,195)	95,306,265	28,882,067	40,696,083	71,449,859

Total increase (decrease) in net assets	(57,708,983)	(22,520,452)	101,096,752	24,969,295	45,641,667	47,466,314

Net Assets:

Beginning of year	103,033,911	125,554,363	69,376,185	44,406,890	358,851,903	311,385,589

End of year	$45,324,928	$103,033,911	$170,472,937	$69,376,185	$404,493,570	$358,851,903

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended October 31,

	AMG Managers Silvercrest Small Cap Fund		AMG Managers DoubleLine Core Plus Bond Fund		AMG River Road Long-Short Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$794,327	$95,286	$21,540,707	$19,575,986	$(53,086)	$(10,305)

Net realized gain (loss) on investments	4,890,467	23,131,258	(987,474)	(7,256,523)	2,434,819	1,994,219

Net change in unrealized appreciation/depreciation on investments	8,668,319	(38,560,552)	32,237,519	(19,634,553)	808,308	(2,389,808)

Net increase (decrease) in net assets resulting from operations	14,353,113	(15,334,008)	52,790,752	(7,315,090)	3,190,041	(405,894)

Distributions to Shareholders:

Class N	(2,775,383)	(1,953,748)	(3,097,945)	(3,953,588)	(208,970)	—

Class I	(14,843,605)	(19,107,515)	(19,657,097)	(16,432,493)	(1,381,832)	—

Class Z	(3,127,881)	(16,089)	(89,469)	(57,102)	(4,220)	—

Total distributions to shareholders	(20,746,869)	(21,077,352)	(22,844,511)	(20,443,183)	(1,595,022)	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(6,575,314)	6,623,865	69,623,432	(79,966,857)	(4,748,295)	(5,409,284)

Total increase (decrease) in net assets	(12,969,070)	(29,787,495)	99,569,673	(107,725,130)	(3,153,276)	(5,815,178)

Net Assets:

Beginning of year	237,495,682	267,283,177	571,117,571	678,842,701	28,747,340	34,562,518

End of year	$224,526,612	$237,495,682	$670,687,244	$571,117,571	$25,594,064	$28,747,340

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued) For the fiscal years ended October 31,

Statements of Changes in Net Assets (continued)

	AMG Managers Pictet International Fund

	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$7,250,795	$30,224,511

Net realized gain (loss) on investments	(77,619,076)	144,571,653

Net change in unrealized appreciation/depreciation on investments	91,195,450	(398,668,510)

Net increase (decrease) in net assets resulting from operations	20,827,169	(223,872,346)

Distributions to Shareholders:

Class N	(10,017,518)	(222,099)

Class I	(15,985,185)	(21,428,887)

Class Z	(108,594,791)	(68,430,312)

Total distributions to shareholders	(134,597,494)	(90,081,298)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(1,171,252,631)	(129,131,327)

Total decrease in net assets	(1,285,022,956)	(443,084,971)

Net Assets:

Beginning of year	1,580,392,274	2,023,477,245

End of year	$295,369,318	$1,580,392,274
1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Managers Fairpointe ESG Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class N	2019	2018	2017	2016	2015[1]
Net Asset Value, Beginning of Period	$11.27	$11.74	$9.65	$9.33	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.11	0.10	0.17 [4]	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.17	(0.42)	1.94	0.33	(0.73)
Total income (loss) from investment operations	0.28	(0.32)	2.11	0.41	(0.67)
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.15)	(0.02)	(0.09)	–
Net Asset Value, End of Period	$11.44	$11.27	$11.74	$9.65	$9.33
Total Return[3,5]	2.54%	(2.73)%	21.83%	4.43%	(6.70)%[6]
Ratio of net expenses to average net assets	1.12%	1.11%	1.12%	1.15%	1.15%[7]
Ratio of gross expenses to average net assets[8]	1.87%	1.96%	1.76%	2.63%	3.78%[7]
Ratio of net investment income to average net assets[3]	0.99%	0.80%	1.53%	0.87%	0.70%[7]
Portfolio turnover	43%	41%	51%	31%	1%[6,9]
Net assets end of period (000’s) omitted	$632	$664	$807	$546	$2,295

AMG Managers Fairpointe ESG Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,
Class I	2019	2018	2017	2016	2015[1]
Net Asset Value, Beginning of Period	$11.21	$11.70	$9.67	$9.35	$10.00
Income (loss) from Investment Operations:
Net investment income[2,3]	0.14	0.12	0.19 [4]	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.17	(0.42)	1.94	0.32	(0.73)
Total income (loss) from investment operations	0.31	(0.30)	2.13	0.42	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.19)	(0.10)	(0.10)	–
Net Asset Value, End of Period	$11.38	$11.21	$11.70	$9.67	$9.35
Total Return[3,5]	2.75%	(2.54)%	22.04%	4.65%	(6.50)%[6]
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%[7]
Ratio of gross expenses to average net assets[8]	1.65%	1.75%	1.54%	2.51%	3.53%[7]
Ratio of net investment income to average net assets[3]	1.21%	1.01%	1.75%	1.10%	0.95%[7]
Portfolio turnover	43%	41%	51%	31%	1%[6,9]
Net assets end of period (000’s) omitted	$11,728	$10,158	$5,747	$6,489	$4,162

[1]	Commencement of operations was on December 23, 2014.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06 and $0.08 for Class N and Class I shares, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]	Not annualized.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

AMG River Road Focused Absolute Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal period ended October 31,

Class N	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Period	$11.91	$11.87	$10.85	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.04	0.05	(0.01)	0.04
Net realized and unrealized gain on investments	1.45	0.93	1.85	0.81
Total income from investment operations	1.49	0.98	1.84	0.85
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.07)	(0.09)	–
Net realized gain on investments	(0.70)	(0.87)	(0.73)	–
Total distributions to shareholders	(0.75)	(0.94)	(0.82)	–
Net Asset Value, End of Period	$12.65	$11.91	$11.87	$10.85
Total Return[3,4]	14.29%	8.69%	17.42%	8.50%[5]
Ratio of net expenses to average net assets	0.98%[6]	0.99%[6]	0.97%[6]	1.12%[7]
Ratio of gross expenses to average net assets[8]	1.21%	1.32%	1.50%	3.15%[7]
Ratio of net investment income (loss) to average net assets[3]	0.34%	0.43%	(0.09)%	0.39%[7]
Portfolio turnover	59%	88%	112%	146%[5,9]
Net assets end of period (000’s) omitted	$15,284	$9,184	$7,448	$489

AMG River Road Focused Absolute Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,			For the fiscal period ended October 31,

Class I	2019	2018	2017	2016[1]
Net Asset Value, Beginning of Period	$11.98	$11.92	$10.88	$10.00
Income from Investment Operations:
Net investment income[2,3]	0.07	0.08	0.06	0.08
Net realized and unrealized gain on investments	1.46	0.93	1.81	0.80
Total income from investment operations	1.53	1.01	1.87	0.88
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.08)	(0.10)	–
Net realized gain on investments	(0.70)	(0.87)	(0.73)	–
Total distributions to shareholders	(0.79)	(0.95)	(0.83)	–
Net Asset Value, End of Period	$12.72	$11.98	$11.92	$10.88
Total Return[3,4]	14.55%	8.91%	17.72%	8.80%[5]
Ratio of net expenses to average net assets	0.73%[6]	0.74%[6]	0.73%[6]	0.75%[7]
Ratio of gross expenses to average net assets[8]	0.96%	1.07%	1.20%	2.90%[7]
Ratio of net investment income to average net assets[3]	0.59%	0.68%	0.50%	0.81%[7]
Portfolio turnover	59%	88%	112%	146%[5,9]
Net assets end of period (000’s) omitted	$130,928	$20,928	$17,106	$11,312

AMG River Road Focused Absolute Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,
Class Z	2019	2018	2017[10]
Net Asset Value, Beginning of Period	$11.98	$11.92	$12.18
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.07	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	1.47	0.93	(0.25)
Total income (loss) from investment operations	1.54	1.01	(0.26)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.08)	–
Net realized gain on investments	(0.70)	(0.87)	–
Total distributions to shareholders	(0.79)	(0.95)	–
Net Asset Value, End of Period	$12.73	$11.98	$11.92
Total Return[3,4]	14.69%	8.96%	(2.13)%[5]
Ratio of net expenses to average net assets	0.69%[6]	0.70%[6]	0.70%[6,7]
Ratio of gross expenses to average net assets[8]	0.92%	1.03%	1.32%[7]
Ratio of net investment income (loss) to average net assets[3]	0.63%	0.72%	(0.59)%[7]
Portfolio turnover	59%	88%	112%[5]
Net assets end of period (000’s) omitted	$157	$66	$61

[1]	The commencement of operations for Class N and Class I shares was November 3, 2015.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]	Not annualized.

[6]

Includes reduction from broker recapture amounting to 0.02% for the fiscal year ended October 31, 2019, 0.01% for the fiscal year ended October 31, 2018, and 0.03%, 0.02%, and less than 0.01% for Class N, Class I and Class Z, respectively, for the period ended October 31, 2017.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Portfolio turnover rate excludes securities received from processing a subscription in-kind.

[10]	The commencement of operations for Class Z shares was October 2, 2017.

AMG Managers Montag & Caldwell Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$20.52	$20.76	$19.56	$26.67	$29.59
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	(0.01)	(0.02)	0.05	0.07
Net realized and unrealized gain (loss) on investments	2.74	1.71	3.20	(0.33)	2.06
Total income (loss) from investment operations	2.72	1.70	3.18	(0.28)	2.13
Less Distributions to Shareholders from:
Net investment income	–	–	(0.04)	(0.08)	(0.05)
Net realized gain on investments	(3.90)	(1.94)	(1.94)	(6.75)	(5.00)
Total distributions to shareholders	(3.90)	(1.94)	(1.98)	(6.83)	(5.05)
Net Asset Value, End of Year	$19.34	$20.52	$20.76	$19.56	$26.67
Total Return[2,3]	18.29%	8.58%	17.99%	(1.77)%	7.93%
Ratio of net expenses to average net assets	1.16%[4]	1.15%[4]	1.15%[4]	1.12%	1.05%
Ratio of gross expenses to average net assets[5]	1.17%	1.16%	1.17%	1.12%	1.05%
Ratio of net investment income (loss) to average net assets[2]	(0.10)%	(0.03)%	(0.11)%	0.25%	0.28%
Portfolio turnover	20%	33%	42%	64%	12%
Net assets end of year (000’s) omitted	$166,353	$179,434	$259,324	$519,008	$835,725

AMG Managers Montag & Caldwell Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$20.62	$20.84	$19.70	$26.82	$29.80

Income (loss) from Investment Operations:

Net investment income[1,2]	0.01	0.03	0.02	0.10	0.14

Net realized and unrealized gain (loss) on investments	2.76	1.71	3.20	(0.31)	2.06

Total income (loss) from investment operations	2.77	1.74	3.22	(0.21)	2.20

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.02)	(0.13)	(0.16)	(0.18)

Net realized gain on investments	(3.90)	(1.94)	(1.95)	(6.75)	(5.00)

Total distributions to shareholders	(3.93)	(1.96)	(2.08)	(6.91)	(5.18)

Net Asset Value, End of Year	$19.46	$20.62	$20.84	$19.70	$26.82

Total Return[2,3]	18.49%	8.75%	18.21%	(1.51)%	8.21%

Ratio of net expenses to average net assets	0.98%[4]	0.96%[4]	0.92%[4]	0.87%	0.80%

Ratio of gross expenses to average net assets[5]	0.99%	0.97%	0.94%	0.87%	0.80%

Ratio of net investment income to average net assets[2]	0.08%	0.16%	0.12%	0.50%	0.53%

Portfolio turnover	20%	33%	42%	64%	12%

Net assets end of year (000’s) omitted	$329,225	$416,208	$642,461	$820,318	$1,344,231

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended 2019 and less than 0.01% and 0.01% for the fiscal years ended 2018 and 2017, respectively.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG River Road Dividend All Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.29	$12.87	$12.18	$12.67	$14.05

Income (loss) from Investment Operations:

Net investment income[1]	0.27 [2]	0.22 [2]	0.22 [2]	0.24 [2]	0.21

Net realized and unrealized gain (loss) on investments	0.80	0.06	1.54	0.65	(0.20)

Total income from investment operations	1.07	0.28	1.76	0.89	0.01

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.28)	(0.21)	(0.22)	(0.22)

Net realized gain on investments	(0.72)	(0.58)	(0.86)	(1.16)	(1.17)

Total distributions to shareholders	(1.02)	(0.86)	(1.07)	(1.38)	(1.39)

Net Asset Value, End of Year	$12.34	$12.29	$12.87	$12.18	$12.67

Total Return[1,3]	10.11%	2.06%	14.79%	7.88%	(0.23)%

Ratio of net expenses to average net assets	1.11%[4]	1.10%[4]	1.11%[4]	1.10%	1.10%

Ratio of gross expenses to average net assets[5]	1.12%	1.11%	1.12%	1.10%	1.10%

Ratio of net investment income to average net assets[1]	2.32%	1.78%	1.75%	2.00%	1.62%

Portfolio turnover	29%	27%	28%	47%	27%

Net assets end of year (000’s) omitted	$79,811	$100,420	$136,534	$295,797	$214,789

AMG River Road Dividend All Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

		For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$12.29	$12.86	$12.17	$12.66	$14.04

Income (loss) from Investment Operations:

Net investment income[1]	0.31 [2]	0.26 [2]	0.24 [2]	0.28 [2]	0.25

Net realized and unrealized gain (loss) on investments	0.78	0.06	1.55	0.64	(0.20)

Total income from investment operations	1.09	0.32	1.79	0.92	0.05
Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.31)	(0.24)	(0.25)	(0.26)

Net realized gain on investments	(0.72)	(0.58)	(0.86)	(1.16)	(1.17)

Total distributions to shareholders	(1.05)	(0.89)	(1.10)	(1.41)	(1.43)

Net Asset Value, End of Year	$12.33	$12.29	$12.86	$12.17	$12.66
Total Return[1,3]	10.32%	2.38%	15.07%	8.15%	0.02%
Ratio of net expenses to average net assets	0.84%[4]	0.84%[4]	0.86%[4]	0.85%	0.85%

Ratio of gross expenses to average net assets[5]	0.85%	0.85%	0.87%	0.85%	0.85%

Ratio of net investment income to average net assets[1]	2.59%	2.04%	1.93%	2.30%	1.87%

Portfolio turnover	29%	27%	28%	47%	27%

Net assets end of year (000’s) omitted	$533,106	$743,984	$788,023	$555,064	$635,189

AMG River Road Dividend All Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[6]

Net Asset Value, Beginning of Period	$12.29	$12.86	$12.80

Income from Investment Operations:

Net investment income[1]	0.32 [2]	0.26 [2]	0.01[2]

Net realized and unrealized gain on investments	0.77	0.06	0.07

Total income from investment operations	1.09	0.32	0.08

Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.31)	(0.02)

Net realized gain on investments	(0.72)	(0.58)	–

Total distributions to shareholders	(1.05)	(0.89)	(0.02)

Net Asset Value, End of Period	$12.33	$12.29	$12.86

Total Return[1,3]	10.37%	2.42%	0.59%[7]

Ratio of net expenses to average net assets	0.79%[4]	0.78%[4]	0.78%[4,8]

Ratio of gross expenses to average net assets[5]	0.80%	0.79%	0.79%[8]

Ratio of net investment income to average net assets[1]	2.64%	2.10%	0.79%[8]

Portfolio turnover	29%	27%	28%[7]

Net assets end of period (000’s) omitted	$63	$619	$257

[1]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[2]	Per share numbers have been calculated using average shares.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]

Includes reduction from broker recapture amounting to 0.01% for the fiscal year ended October 31, 2019 and less than 0.01% for the fiscal year ended October 31, 2018 and the period ended October 31, 2017.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	The commencement of operations for Class Z shares was October 2, 2017.

[7]	Not annualized.

[8]	Annualized.

AMG River Road Dividend All Cap Value Fund II Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$14.12	$14.80	$13.52	$12.99	$13.69

Income (loss) from Investment Operations:

Net investment income[1,2]	0.28	0.27	0.24	0.26	0.22

Net realized and unrealized gain (loss) on investments	0.81	0.12	1.80	0.71	(0.26)

Total income (loss) from investment operations	1.09	0.39	2.04	0.97	(0.04)

Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.33)	(0.20)	(0.25)	(0.23)

Net realized gain on investments	(1.55)	(0.74)	(0.56)	(0.19)	(0.43)

Total distributions to shareholders	(1.88)	(1.07)	(0.76)	(0.44)	(0.66)

Net Asset Value, End of Year	$13.33	$14.12	$14.80	$13.52	$12.99

Total Return[2,3]	10.15%	2.56%	15.33%	7.61%	(0.47)%

Ratio of net expenses to average net assets	1.26%[4]	1.19%[4]	1.20%[4]	1.18%	1.15%

Ratio of gross expenses to average net assets[5]	1.27%	1.19%	1.20%	1.18%	1.15%

Ratio of net investment income to average net assets[2]	2.17%	1.85%	1.69%	1.99%	1.62%

Portfolio turnover	32%	28%	27%	34%	35%

Net assets end of year (000’s) omitted	$2,224	$2,176	$3,090	$3,394	$2,930

AMG River Road Dividend All Cap Value Fund II Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$14.15	$14.82	$13.53	$13.00	$13.69

Income (loss) from Investment Operations:

Net investment income[1,2]	0.32	0.31	0.28	0.29	0.25

Net realized and unrealized gain (loss) on investments	0.82	0.12	1.80	0.71	(0.25)

Total income from investment operations	1.14	0.43	2.08	1.00	–

Less Distributions to Shareholders from:

Net investment income	(0.37)	(0.36)	(0.23)	(0.28)	(0.26)

Net realized gain on investments	(1.55)	(0.74)	(0.56)	(0.19)	(0.43)

Total distributions to shareholders	(1.92)	(1.10)	(0.79)	(0.47)	(0.69)

Net Asset Value, End of Year	$13.37	$14.15	$14.82	$13.53	$13.00

Total Return[2,3]	10.54%	2.86%	15.65%	7.87%	(0.13)%

Ratio of net expenses to average net assets	0.98%[4]	0.91%[4]	0.91%[4]	0.93%	0.90%

Ratio of gross expenses to average net assets[5]	0.99%	0.91%	0.91%	0.93%	0.90%

Ratio of net investment income to average net assets[2]	2.45%	2.13%	1.96%	2.24%	1.87%

Portfolio turnover	32%	28%	27%	34%	35%

Net assets end of year (000’s) omitted	$59,606	$84,438	$118,876	$114,532	$121,414

AMG River Road Dividend All Cap Value Fund II Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[6]

Net Asset Value, Beginning of Period	$14.15	$14.82	$14.74

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.33	0.32	(0.01)

Net realized and unrealized gain on investments	0.82	0.12	0.11

Total income from investment operations	1.15	0.44	0.10

Less Distributions to Shareholders from:

Net investment income	(0.38)	(0.37)	(0.02)

Net realized gain on investments	(1.55)	(0.74)	–

Total distributions to shareholders	(1.93)	(1.11)	(0.02)

Net Asset Value, End of Period	$13.37	$14.15	$14.82

Total Return[2,3]	10.60%	2.93%	0.65%[7]

Ratio of net expenses to average net assets	0.91%[4]	0.84%[4]	0.90%[4,8]

Ratio of gross expenses to average net assets[5]	0.92%	0.84%	0.90%[8]

Ratio of net investment income (loss) to average net assets[2]	2.52%	2.19%	(0.47)%[8]

Portfolio turnover	32%	28%	27%[7]

Net assets end of period (000’s) omitted	$345	$176	$321

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Includes reduction from broker recapture amounting to 0.01% for the year ended October 31, 2019; less than 0.01%, less than 0.01% and 0.01% for Class N, Class I and Class Z, respectively, for the year ended October 31, 2018; and less than 0.01% for the period ended October 31, 2017.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	The commencement of operations was on October 2, 2017.
[7]	Not annualized.
[8]	Annualized.

AMG Managers Fairpointe Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$38.27	$41.95	$37.48	$37.56	$46.89

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.34 [3]	0.08	(0.02)	0.16	0.12

Net realized and unrealized gain (loss) on investments	(0.85)	(0.95)	6.33	1.92	(1.83)

Total income (loss) from investment operations	(0.51)	(0.87)	6.31	2.08	(1.71)

Less Distributions to Shareholders from:

Net investment income	(0.15)	–	(0.13)	(0.11)	(0.04)

Net realized gain on investments	(2.66)	(2.81)	(1.71)	(2.05)	(7.58)

Total distributions to shareholders	(2.81)	(2.81)	(1.84)	(2.16)	(7.62)

Net Asset Value, End of Year	$34.95	$38.27	$41.95	$37.48	$37.56

Total Return[2,4]	(0.55)%	(2.82)%	16.87%	6.01%	(5.02)%

Ratio of net expenses to average net assets	1.15%	1.12%	1.12%	1.12%	1.11%

Ratio of gross expenses to average net assets[5]	1.15%	1.13%	1.13%	1.12%	1.11%

Ratio of net investment income (loss) to average net assets[2]	0.95%	0.19%	(0.05)%	0.44%	0.27%

Portfolio turnover	21%	18%	28%	24%	32%

Net assets end of year (000’s) omitted	$518,354	$893,685	$1,292,107	$1,374,982	$1,861,753

AMG Managers Fairpointe Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$39.33	$42.97	$38.39	$38.44	$47.74

Income (loss) from Investment Operations:

Net investment income[1,2]	0.45 [3]	0.19	0.08	0.25	0.23

Net realized and unrealized gain (loss) on investments	(0.89)	(0.99)	6.49	1.98	(1.89)

Total income (loss) from investment operations	(0.44)	(0.80)	6.57	2.23	(1.66)

Less Distributions to Shareholders from:

Net investment income	(0.27)	(0.03)	(0.24)	(0.23)	(0.06)

Net realized gain on investments	(2.66)	(2.81)	(1.75)	(2.05)	(7.58)

Total distributions to shareholders	(2.93)	(2.84)	(1.99)	(2.28)	(7.64)

Net Asset Value, End of Year	$35.96	$39.33	$42.97	$38.39	$38.44

Total Return[2,4]	(0.33)%	(2.56)%	17.16%	6.26%	(4.78)%

Ratio of net expenses to average net assets	0.90%	0.87%	0.87%	0.87%	0.86%

Ratio of gross expenses to average net assets[5]	0.90%	0.88%	0.88%	0.87%	0.86%

Ratio of net investment income to average net assets[2]	1.20%	0.44%	0.20%	0.68%	0.52%

Portfolio turnover	21%	18%	28%	24%	32%

Net assets end of year (000’s) omitted	$1,102,479	$1,754,203	$2,668,464	$2,135,998	$2,838,642

AMG Managers Fairpointe Mid Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[6]

Net Asset Value, Beginning of Period	$39.34	$42.98	$44.24

Income (loss) from Investment Operations:

Net investment income[1,2]	0.48 [3]	0.22	0.00 [7]

Net realized and unrealized loss on investments	(0.89)	(0.98)	(1.26)

Total loss from investment operations	(0.41)	(0.76)	(1.26)

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.07)	–

Net realized gain on investments	(2.66)	(2.81)	–

Total distributions to shareholders	(2.98)	(2.88)	–

Net Asset Value, End of Period	$35.95	$39.34	$42.98

Total Return[2,4]	(0.25)%	(2.48)%	(2.85)%[8]

Ratio of net expenses to average net assets	0.82%	0.79%	0.79%[9]

Ratio of gross expenses to average net assets[5]	0.82%	0.80%	0.80%[9]

Ratio of net investment income to average net assets[2]	1.28%	0.52%	0.01%[9]

Portfolio turnover	21%	18%	28%[8]

Net assets end of period (000’s) omitted	$47,907	$205,203	$9,625

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.23, $0.33 and $0.36 for Class N, Class I and Class z, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Commencement of operations was on October 2, 2017.
[7]	Less than $0.005 per share.
[8]	Not annualized.
[9]	Annualized.

AMG Managers LMCG Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$16.90	$15.30	$12.19	$14.47	$14.76

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.08)	(0.12)	(0.09)[3]	(0.11)	(0.15)

Net realized and unrealized gain (loss) on investments	0.20	1.72	3.20	(2.17)	0.40

Total income (loss) from investment operations	0.12	1.60	3.11	(2.28)	0.25

Less Distributions to Shareholders from:

Net realized gain on investments	—	—	—	(0.00)[4]	(0.54)

Net Asset Value, End of Year	$17.02	$16.90	$15.30	$12.19	$14.47

Total Return[2,5]	0.71%	10.46%	25.51%	(15.74)%	1.65%

Ratio of net expenses to average net assets	1.30%[6]	1.31%[6]	1.23%[6]	1.35%	1.35%

Ratio of gross expenses to average net assets[7]	1.47%	1.43%	1.36%	1.51%	1.53%

Ratio of net investment loss to average net assets[2]	(0.48)%	(0.73)%	(0.65)%	(1.00)%	(1.00)%

Portfolio turnover	138%	161%	151%	138%	79%

Net assets end of year (000’s) omitted	$30,717	$37,232	$45,902	$53,816	$154,394

AMG Managers LMCG Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$17.20	$15.54	$12.36	$14.64	$14.89

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.05)	(0.09)	(0.07)[3]	(0.08)	(0.12)

Net realized and unrealized gain (loss) on investments	0.20	1.75	3.25	(2.20)	0.41

Total income (loss) from investment operations	0.15	1.66	3.18	(2.28)	0.29

Less Distributions to Shareholders from:

Net realized gain on investments	—	—	—	(0.00)[4]	(0.54)

Net Asset Value, End of Year	$17.35	$17.20	$15.54	$12.36	$14.64

Total Return[2,5]	0.93%	10.68%	25.73%	(15.56)%	1.91%

Ratio of net expenses to average net assets	1.10%[6]	1.10%[6]	1.05%[6]	1.10%	1.10%

Ratio of gross expenses to average net assets[7]	1.27%	1.22%	1.18%	1.25%	1.28%

Ratio of net investment loss to average net assets[2]	(0.28)%	(0.52)%	(0.47)%	(0.59)%	(0.75)%

Portfolio turnover	138%	161%	151%	138%	79%

Net assets end of year (000’s) omitted	$14,608	$65,802	$79,652	$58,020	$76,989

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment loss would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.11) and $(0.09) for Class N and Class I shares, respectively.
[4]	Less than $(0.005) per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Includes reduction from broker recapture amounting to 0.01%, less than 0.01% and 0.01% for the fiscal years ended 2019, 2018 and 2017, respectively.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG River Road Small-Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$7.62	$8.23	$7.04	$7.63	$8.77

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)

Net realized and unrealized gain on investments	0.78	0.57	1.81	0.56	0.33

Total income from investment operations	0.76	0.54	1.78	0.52	0.29

Less Distributions to Shareholders from:

Net investment income	—	(0.02)	(0.01)	—	—

Net realized gain on investments	(0.54)	(1.13)	(0.58)	(1.11)	(1.43)

Total distributions to shareholders	(0.54)	(1.15)	(0.59)	(1.11)	(1.43)

Net Asset Value, End of Year	$7.84	$7.62	$8.23	$7.04	$7.63

Total Return[2,3]	11.82%	7.09%	26.18%	8.55%	3.26%

Ratio of net expenses to average net assets	1.31%[4]	1.32%[4]	1.35%[4]	1.50%	1.49%

Ratio of gross expenses to average net assets[5]	1.37%	1.36%	1.46%	1.62%	1.49%

Ratio of net investment loss to average net assets[2]	(0.27)%	(0.35)%	(0.33)%	(0.52)%	(0.52)%

Portfolio turnover	38%	46%	57%	65%	59%

Net assets end of year (000’s) omitted	$24,669	$17,840	$7,810	$4,942	$5,038

AMG River Road Small-Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$7.78	$8.38	$7.16	$7.76	$8.88

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.00)[6]	(0.01)	0.00 [6]	(0.02)	(0.02)

Net realized and unrealized gain on investments	0.80	0.57	1.84	0.55	0.33

Total income from investment operations	0.80	0.56	1.84	0.53	0.31

Less Distributions to Shareholders from:

Net investment income	—	(0.03)	(0.03)	(0.02)	—

Net realized gain on investments	(0.54)	(1.13)	(0.59)	(1.11)	(1.43)

Total distributions to shareholders	(0.54)	(1.16)	(0.62)	(1.13)	(1.43)

Net Asset Value, End of Year	$8.04	$7.78	$8.38	$7.16	$7.76

Total Return[2,3]	12.12%	7.32%	26.63%	8.64%	3.60%

Ratio of net expenses to average net assets	1.06%[4]	1.08%[4]	1.10%[4]	1.25%	1.24%

Ratio of gross expenses to average net assets[5]	1.12%	1.12%	1.21%	1.38%	1.24%

Ratio of net investment loss to average net assets[2]	(0.02)%	(0.11)%	(0.06)%	(0.24)%	(0.27)%

Portfolio turnover	38%	46%	57%	65%	59%

Net assets end of year (000’s) omitted	$145,620	$51,400	$36,547	$34,913	$92,073

AMG River Road Small-Mid Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$7.77	$8.37	$8.48

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.00 [6]	(0.01)	(0.01)

Net realized and unrealized gain (loss) on investments	0.81	0.58	(0.10)

Total income (loss) from investment operations	0.81	0.57	(0.11)

Less Distributions to Shareholders from:

Net investment income	—	(0.04)	—

Net realized gain on investments	(0.54)	(1.13)	—

Total distributions to shareholders	(0.54)	(1.17)	—

Net Asset Value, End of Period	$8.04	$7.77	$8.37

Total Return[2,3]	12.26%	7.37%	(1.30)%[8]

Ratio of net expenses to average net assets	1.01%[4]	1.03%[4]	1.04%[4,9]

Ratio of gross expenses to average net assets[5]	1.07%	1.07%	1.48%[9]

Ratio of net investment income (loss) to average net assets[2]	0.03%	(0.06)%	(0.71)%[9]

Portfolio turnover	38%	46%	57%[8]

Net assets end of period (000’s) omitted	$183	$136	$49

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.03% for the fiscal year ended October 31, 2019 and 0.01% for the fiscal year ended October 31, 2018 and the period ended October 31, 2017.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Less than $0.005 or $(0.005) per share.
[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG River Road Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$13.26	$14.46	$12.29	$12.20	$13.53

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.04)	(0.05)	(0.05)	(0.04)	(0.06)

Net realized and unrealized gain on investments	1.17	0.79	2.88	0.85	0.72

Total income from investment operations	1.13	0.74	2.83	0.81	0.66

Less Distributions to Shareholders from:

Net realized gain on investments	(1.39)	(1.94)	(0.66)	(0.72)	(1.99)

Net Asset Value, End of Year	$13.00	$13.26	$14.46	$12.29	$12.20

Total Return[2,3]	10.86%	5.41%	23.43%	7.22%	5.15%

Ratio of net expenses to average net assets	1.36%[4]	1.35%[4]	1.35%[4]	1.34%	1.34%

Ratio of gross expenses to average net assets[5]	1.37%	1.36%	1.36%	1.34%	1.34%

Ratio of net investment loss to average net assets[2]	(0.33)%	(0.34)%	(0.36)%	(0.31)%	(0.45)%

Portfolio turnover	47%[6]	41%	42%	57%	61%

Net assets end of year (000’s) omitted	$29,963	$28,444	$31,657	$21,765	$25,246

AMG River Road Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$13.51	$14.68	$12.44	$12.31	$13.60

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.01)	(0.01)	(0.01)	(0.01)	(0.03)

Net realized and unrealized gain on investments	1.20	0.79	2.92	0.86	0.73

Total income from investment operations	1.19	0.78	2.91	0.85	0.70

Less Distributions to Shareholders from:

Net investment income	(0.01)	(0.01)	—	—	—

Net realized gain on investments	(1.39)	(1.94)	(0.67)	(0.72)	(1.99)

Total distributions to shareholders	(1.40)	(1.95)	(0.67)	(0.72)	(1.99)

Net Asset Value, End of Year	$13.30	$13.51	$14.68	$12.44	$12.31

Total Return[2,3]	11.23%	5.60%	23.80%	7.50%	5.45%

Ratio of net expenses to average net assets	1.09%[4]	1.10%[4]	1.10%[4]	1.09%	1.09%

Ratio of gross expenses to average net assets[5]	1.10%	1.11%	1.11%	1.09%	1.09%

Ratio of net investment loss to average net assets[2]	(0.06)%	(0.09)%	(0.11)%	(0.06)%	(0.20)%

Portfolio turnover	47%[6]	41%	42%	57%	61%

Net assets end of year (000’s) omitted	$374,344	$330,245	$279,574	$246,753	$245,192

AMG River Road Small Cap Value Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$13.51	$14.68	$14.68

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.00 [8]	0.00 [8]	(0.01)

Net realized and unrealized gain on investments	1.20	0.79	0.01

Total income from investment operations	1.20	0.79	—

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.02)	—

Net realized gain on investments	(1.39)	(1.94)	—

Total distributions to shareholders	(1.41)	(1.96)	—

Net Asset Value, End of Period	$13.30	$13.51	$14.68

Total Return[2,3]	11.29%	5.71%	0.00%[9]

Ratio of net expenses to average net assets	1.01%[4]	1.00%[4]	1.03%[10]

Ratio of gross expenses to average net assets[5]	1.02%	1.01%	1.03%[10]

Ratio of net investment income (loss) to average net assets[2]	0.02%	0.01%	(0.58)%[10]

Portfolio turnover	47%[6]	41%	42%[9]

Net assets end of period (000’s) omitted	$186	$163	$154

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes reduction from broker recapture amounting to 0.01%.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[6]	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
[7]	The commencement of operations was October 2, 2017.
[8]	Less than $0.005 or $(0.005) per share.
[9]	Not annualized.
[10]	Annualized.

AMG Managers Silvercrest Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$16.69	$19.28	$15.43	$15.20	$15.20

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.02	(0.04)	(0.02)	0.02	0.01

Net realized and unrealized gain (loss) on investments	0.82	(1.07)	4.00	0.80	0.31

Total income (loss) from investment operations	0.84	(1.11)	3.98	0.82	0.32

Less Distributions to Shareholders from:

Net investment income	(0.00)[3]	—	—	(0.04)	(0.02)

Net realized gain on investments	(1.56)	(1.48)	(0.13)	(0.55)	(0.30)

Total distributions to shareholders	(1.56)	(1.48)	(0.13)	(0.59)	(0.32)

Net Asset Value, End of Year	$15.97	$16.69	$19.28	$15.43	$15.20

Total Return[2,4]	6.85%	(6.43)%	25.83%	5.73%	2.14%

Ratio of net expenses to average net assets	1.37%[5]	1.37%[5]	1.37%[5]	1.40%	1.40%

Ratio of gross expenses to average net assets[6]	1.46%	1.43%	1.43%	1.45%	1.47%

Ratio of net investment income (loss) to average net assets[2]	0.13%	(0.19)%	(0.12)%	0.16%	0.04%

Portfolio turnover	20%	34%	40%	32%	36%

Net assets end of year (000’s) omitted	$28,847	$12,745	$25,451	$20,228	$19,061

AMG Managers Silvercrest Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$16.87	$19.44	$15.56	$15.30	$15.27

Income (loss) from Investment Operations:

Net investment income[1,2]	0.06	0.01	0.02	0.06	0.04

Net realized and unrealized gain (loss) on investments	0.84	(1.08)	4.03	0.81	0.32

Total income (loss) from investment operations	0.90	(1.07)	4.05	0.87	0.36

Less Distributions to Shareholders from:

Net investment income	(0.02)	(0.02)	(0.04)	(0.06)	(0.03)

Net realized gain on investments	(1.56)	(1.48)	(0.13)	(0.55)	(0.30)

Total distributions to shareholders	(1.58)	(1.50)	(0.17)	(0.61)	(0.33)

Net Asset Value, End of Year	$16.19	$16.87	$19.44	$15.56	$15.30

Total Return[2,4]	7.14%	(6.16)%	26.07%	6.04%	2.37%

Ratio of net expenses to average net assets	1.12%[5]	1.13%[5]	1.12%[5]	1.15%	1.15%

Ratio of gross expenses to average net assets[6]	1.21%	1.19%	1.18%	1.21%	1.22%

Ratio of net investment income to average net assets[2]	0.38%	0.05%	0.12%	0.40%	0.29%

Portfolio turnover	20%	34%	40%	32%	36%

Net assets end of year (000’s) omitted	$159,069	$191,477	$241,626	$181,964	$145,402

AMG Managers Silvercrest Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[7]

Net Asset Value, Beginning of Period	$16.87	$19.45	$19.24

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.07	0.02	(0.01)

Net realized and unrealized gain (loss) on investments	0.83	(1.09)	0.22

Total income (loss) from investment operations	0.90	(1.07)	0.21

Less Distributions to Shareholders from:

Net investment income	(0.03)	(0.03)	—

Net realized gain on investments	(1.56)	(1.48)	—

Total distributions to shareholders	(1.59)	(1.51)	—

Net Asset Value, End of Period	$16.18	$16.87	$19.45

Total Return[2,4]	7.20%	(6.14)%	1.09%[8]

Ratio of net expenses to average net assets	1.05%[5]	1.06%[5]	1.08%[5,9]

Ratio of gross expenses to average net assets[6]	1.14%	1.12%	1.08%[9]

Ratio of net investment income (loss) to average net assets[2]	0.45%	0.12%	(0.44)%[9]

Portfolio turnover	20%	34%	40%[8]

Net assets end of period (000’s) omitted	$36,610	$33,273	$206

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Less than $(0.005) per share.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Includes reduction from broker recapture amounting to 0.03% for the fiscal year ended October 31, 2019, 0.02% for the fiscal year ended October 31, 2018, and 0.03%, 0.03% and 0.01% for Class N, Class I and Class Z, respectively, for the fiscal period ended 2017.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[7]	The commencement of operations was October 2, 2017.
[8]	Not annualized.
[9]	Annualized.

AMG Managers DoubleLine Core Plus Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.23	$10.68	$10.77	$10.60	$10.86

Income (loss) from Investment Operations:

Net investment income[1,2]	0.34	0.29	0.27	0.31	0.38

Net realized and unrealized gain (loss) on investments	0.53	(0.43)	0.01	0.17	(0.27)

Total income (loss) from investment operations	0.87	(0.14)	0.28	0.48	0.11

Less Distributions to Shareholders from:

Net investment income	(0.36)	(0.31)	(0.30)	(0.31)	(0.37)

Net realized gain on investments	—	—	(0.02)	—	—

Paid in capital	—	—	(0.05)	—	—

Total distributions to shareholders	(0.36)	(0.31)	(0.37)	(0.31)	(0.37)

Net Asset Value, End of Year	$10.74	$10.23	$10.68	$10.77	$10.60

Total Return[2,3]	8.67%	(1.33)%	2.68%	4.62%	1.04%

Ratio of net expenses to average net assets	0.94%	0.94%	0.94%	0.94%	0.94%

Ratio of gross expenses to average net assets[4]	1.02%	1.01%	1.02%	1.02%	1.05%

Ratio of net investment income to average net assets[2]	3.24%	2.80%	2.58%	2.84%	3.32%

Portfolio turnover	47%	69%	106%	78%	59%

Net assets end of year (000’s) omitted	$82,856	$102,138	$169,646	$308,703	$188,286

AMG Managers DoubleLine Core Plus Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.23	$10.67	$10.76	$10.60	$10.86

Income (loss) from Investment Operations:

Net investment income[1,2]	0.37	0.32	0.30	0.33	0.41

Net realized and unrealized gain (loss) on investments	0.53	(0.42)	0.01	0.17	(0.27)

Total income (loss) from investment operations	0.90	(0.10)	0.31	0.50	0.14

Less Distributions to Shareholders from:

Net investment income	(0.39)	(0.34)	(0.33)	(0.34)	(0.40)

Net realized gain on investments	—	—	(0.02)	—	—

Paid in capital	—	—	(0.05)	—	—

Total distributions to shareholders	(0.39)	(0.34)	(0.40)	(0.34)	(0.40)

Net Asset Value, End of Year	$10.74	$10.23	$10.67	$10.76	$10.60

Total Return[2,3]	8.94%	(0.98)%	2.95%	4.79%	1.28%

Ratio of net expenses to average net assets	0.69%	0.69%	0.68%	0.69%	0.69%

Ratio of gross expenses to average net assets[4]	0.77%	0.76%	0.76%	0.77%	0.80%

Ratio of net investment income to average net assets[2]	3.49%	3.05%	2.83%	3.11%	3.57%

Portfolio turnover	47%	69%	106%	78%	59%

Net assets end of year (000’s) omitted	$585,358	$467,024	$507,600	$398,514	$304,051

AMG Managers DoubleLine Core Plus Bond Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[5]

Net Asset Value, Beginning of Period	$10.24	$10.68	$10.69

Income (loss) from Investment Operations:

Net investment income[1,2]	0.38	0.33	0.03

Net realized and unrealized gain (loss) on investments	0.52	(0.43)	(0.01)

Total income (loss) from investment operations	0.90	(0.10)	0.02

Less Distributions to Shareholders from:

Net investment income	(0.40)	(0.34)	(0.03)

Paid in capital	—	—	(0.00)[6]

Total distributions to shareholders	(0.40)	(0.34)	(0.03)

Net Asset Value, End of Period	$10.74	$10.24	$10.68

Total Return[2,3]	8.91%	(0.91)%	0.17%[7]

Ratio of net expenses to average net assets	0.61%	0.61%	0.60%[8]

Ratio of gross expenses to average net assets[4]	0.69%	0.68%	0.63%[8]

Ratio of net investment income to average net assets[2]	3.57%	3.13%	2.74%[8]

Portfolio turnover	47%	69%	106%[7]

Net assets end of period (000’s) omitted	$2,473	$1,955	$1,597

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[5]	The commencement of operations was October 2, 2017.
[6]	Less than $(0.005) per share.
[7]	Not annualized.
[8]	Annualized.

AMG River Road Long-Short Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.19	$12.33	$11.04	$11.48	$11.35

Income (loss) from Investment Operations:

Net investment loss[1,2]	(0.05)	(0.03)[3]	(0.25)	(0.19)	(0.14)

Net realized and unrealized gain (loss) on investments	1.63	(0.11)	1.54	0.13	0.57

Total income (loss) from investment operations	1.58	(0.14)	1.29	(0.06)	0.43

Less Distributions to Shareholders from:

Net realized gain on investments	(0.71)	—	—	(0.38)	(0.30)

Net Asset Value, End of Year	$13.06	$12.19	$12.33	$11.04	$11.48

Total Return[2,4]	13.98%	(1.14)%	11.69%	(0.52)%	3.79%

Ratio of net expenses to average net assets[5]	2.41%[6]	3.12%[6]	3.60%[6]	3.46%	2.89%

Ratio of gross expenses to average net assets[7]	2.83%	3.41%	3.75%	3.62%	2.87%

Ratio of net investment loss to average net assets[2]	(0.43)%	(0.25)%	(2.23)%	(1.75)%	(1.19)%

Portfolio turnover	264%	189%	186%	298%	279%

Net assets end of year (000’s) omitted	$2,654	$3,749	$5,508	$8,713	$27,983

AMG River Road Long-Short Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.37	$12.48	$11.15	$11.56	$11.40

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.02)	0.00 [3,8]	(0.24)	(0.18)	(0.11)

Net realized and unrealized gain (loss) on investments	1.66	(0.11)	1.57	0.15	0.57

Total income (loss) from investment operations	1.64	(0.11)	1.33	(0.03)	0.46

Less Distributions to Shareholders from:

Net realized gain on investments	(0.71)	—	—	(0.38)	(0.30)

Net Asset Value, End of Year	$13.30	$12.37	$12.48	$11.15	$11.56

Total Return[2,4]	14.28%	(0.88)%	11.93%	(0.24)%	4.04%

Ratio of net expenses to average net assets[5]	2.16%[6]	2.87%[6]	3.35%[6]	3.24%	2.64%

Ratio of gross expenses to average net assets[7]	2.58%	3.16%	3.50%	3.39%	2.62%

Ratio of net investment loss to average net assets[2]	(0.18)%	0.00%[9]	(1.98)%	(1.67)%	(0.94)%

Portfolio turnover	264%	189%	186%	298%	279%

Net assets end of year (000’s) omitted	$22,856	$24,925	$29,030	$37,549	$49,088

AMG River Road Long-Short Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[10]

Net Asset Value, Beginning of Period	$12.38	$12.49	$12.53

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.01)	0.01 [3]	(0.02)

Net realized and unrealized gain (loss) on investments	1.66	(0.12)	(0.02)

Total income (loss) from investment operations	1.65	(0.11)	(0.04)

Less Distributions to Shareholders from:

Net realized gain on investments	(0.71)	—	—

Net Asset Value, End of Period	$13.32	$12.38	$12.49

Total Return[2,4]	14.35%	(0.88)%	(0.32)%[11]

Ratio of net expenses to average net assets[5]	2.08%[6]	2.79%[6]	3.38%[6,12]

Ratio of gross expenses to average net assets[7]	2.50%	3.08%	3.38%[12]

Ratio of net investment income (loss) to average net assets[2]	(0.10)%	0.09%	(2.74)%[12]

Portfolio turnover	264%	189%	186%[11]

Net assets end of period (000’s) omitted	$84	$73	$25

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.17), $(0.14), and $(0.13) for Class N, Class I and Class Z shares, respectively.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.44%, 1.19% and 1.11% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2019, 1.45%, 1.20% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2018, 1.48%, 1.23% and 1.12% for Class N, Class I and Class Z, respectively, for the fiscal year ended October 31, 2017, and 1.70% and 1.45% for Class N and Class I, respectively, for each of the fiscal periods ended 2016 and 2015.

[6]

Includes reduction from brokerage recapture amounting to 0.01% for the fiscal year ended October 31, 2019, 0.02% for the fiscal year ended October 31, 2018, and 0.02%, 0.02%, and less than 0.01% for Class N, Class I, and Class Z, respectively, for the fiscal period ended 2017.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	Less than $0.005 per share.
[9]	Less than 0.005%.
[10]	Commencement of operations was on October 2, 2017.
[11]	Not annualized.
[12]	Annualized.

AMG Managers Pictet International Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$9.90	$11.60	$9.61	$9.56	$9.34

Income (loss) from Investment Operations:

Net investment income[1,2]	0.07	0.12	0.04	0.13	0.10

Net realized and unrealized gain (loss) on investments	0.56	(1.31)	2.22	0.00 [3]	0.17 [4]

Total income (loss) from investment operations	0.63	(1.19)	2.26	0.13	0.27

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.18)	(0.07)	(0.02)	(0.03)

Net realized gain on investments	(0.77)	(0.33)	(0.20)	(0.06)	(0.02)

Total distributions to shareholders	(0.97)	(0.51)	(0.27)	(0.08)	(0.05)

Net Asset Value, End of Year	$9.56	$9.90	$11.60	$9.61	$9.56

Total Return[2,5]	8.34%	(10.80)%	24.30%	1.42%[6]	3.02%

Ratio of net expenses to average net assets	1.32%	1.27%	1.30%	1.40%	1.40%

Ratio of gross expenses to average net assets[7]	1.32%	1.28%	1.31%	1.41%	1.92%

Ratio of net investment income to average net assets[2]	0.78%	1.10%	0.38%	1.88%	1.06%

Portfolio turnover	28%	51%	34%	38%	53%

Net assets end of year (000’s) omitted	$87,998	$82,839	$4,006	$131	$1,056

AMG Managers Pictet International Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$9.93	$11.59	$9.65	$9.60	$9.36

Income (loss) from Investment Operations:

Net investment income[1,2]	0.09	0.16	0.13	0.15	0.12

Net realized and unrealized gain (loss) on investments	0.57	(1.32)	2.16	0.00 [3]	0.19 [4]

Total income (loss) from investment operations	0.66	(1.16)	2.29	0.15	0.31

Less Distributions to Shareholders from:

Net investment income	(0.20)	(0.17)	(0.14)	(0.04)	(0.05)

Net realized gain on investments	(0.77)	(0.33)	(0.21)	(0.06)	(0.02)

Total distributions to shareholders	(0.97)	(0.50)	(0.35)	(0.10)	(0.07)

Net Asset Value, End of Year	$9.62	$9.93	$11.59	$9.65	$9.60

Total Return[2,5]	8.65%	(10.57)%	24.55%	1.67%[8]	3.43%

Ratio of net expenses to average net assets	1.07%	1.00%	1.06%	1.15%	1.15%

Ratio of gross expenses to average net assets[7]	1.07%	1.01%	1.07%	1.15%	1.67%

Ratio of net investment income to average net assets[2]	1.03%	1.38%	1.28%	2.13%	1.31%

Portfolio turnover	28%	51%	34%	38%	53%

Net assets end of year (000’s) omitted	$158,317	$208,184	$2,019,217	$1,336,050	$49,803

AMG Managers Pictet International Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,		For the fiscal period ended October 31,

Class Z	2019	2018	2017[9]

Net Asset Value, Beginning of Period	$9.91	$11.59	$11.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.10	0.16	0.00 [3]

Net realized and unrealized gain (loss) on investments	0.57	(1.31)	0.19

Total income (loss) from investment operations	0.67	(1.15)	0.19

Less Distributions to Shareholders from:

Net investment income	(0.21)	(0.20)	—

Net realized gain on investments	(0.77)	(0.33)	—

Total distributions to shareholders	(0.98)	(0.53)	—

Net Asset Value, End of Period	$9.60	$9.91	$11.59

Total Return[2,5]	8.84%	(10.52)%	1.67%[10]

Ratio of net expenses to average net assets	0.96%	0.91%	0.94%[11]

Ratio of gross expenses to average net assets[7]	0.96%	0.92%	0.95%[11]

Ratio of net investment income (loss) to average net assets[2]	1.14%	1.46%	(0.36)%[11]

Portfolio turnover	28%	51%	34%

Net assets end of period (000’s) omitted	$49,054	$1,289,369	$254

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Less than $0.005 per share.
[4]	Includes capital contribution of $0.01 per share.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	The total return would have been 1.32% had the capital contribution not been included.
[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[8]	The total return would have been 1.57% had the capital contribution not been included.
[9]	The commencement of operations for Class Z Shares was October 2, 2017.
[10]	Not annualized.
[11]	Annualized.

Notes to Financial Statements October 31, 2019

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds IV (the “Trust”) is an open-end management investment company, organized as a Delaware Statutory Trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, (each a “Fund” and collectively, the “Funds”), each having distinct investment management objectives, strategies, risks, and policies. Included in this report are:

Funds

AMG Managers Fairpointe ESG Equity Fund (“Fairpointe ESG Equity”)

AMG River Road Focused Absolute Value Fund (“River Road Focused Absolute Value”)

AMG Managers Montag & Caldwell Growth Fund (“Montag & Caldwell Growth”)

AMG River Road Dividend All Cap Value Fund (“River Road Dividend All Cap Value”)

AMG River Road Dividend All Cap Value Fund II (“River Road Dividend All Cap Value II”)

AMG Managers Fairpointe Mid Cap Fund (“Fairpointe Mid Cap”)

AMG Managers LMCG Small Cap Growth Fund (“LMCG Small Cap Growth”)

AMG River Road Small-Mid Cap Value Fund (“River Road Small-Mid Cap Value”)

AMG River Road Small Cap Value Fund (“River Road Small Cap Value”)

AMG Managers Silvercrest Small Cap Fund (“Silvercrest Small Cap”)

AMG Managers DoubleLine Core Plus Bond Fund (“DoubleLine Core Plus Bond”)

AMG River Road Long-Short Fund (“River Road Long-Short”)

AMG Managers Pictet International Fund (“Pictet International”)

Each Fund is authorized to issue two classes of shares (Class N shares and Class I shares). River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, Fairpointe Mid Cap, River Road Small-Mid Cap Value, River Road Small Cap Value, Silvercrest Small Cap, DoubleLine Core Plus Bond, River Road Long-Short and Pictet International are authorized to issue Class Z shares. Effective May 31, 2019, Montag & Caldwell Growth Class R shares were converted to Class N shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including securities sold short, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities and securities sold short traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

Notes to Financial Statements (continued)

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Dividends declared on short positions are recorded on ex-date as dividend expense. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended October 31, 2019, the impact on the expenses and expense ratios were as follows:

	Amount	Percentage Reduction
River Road Focused Absolute Value	$15,930	0.02%

Montag & Caldwell Growth	37,628	0.01%

River Road Dividend All Cap Value	48,571	0.01%

River Road Dividend All Cap Value II	4,605	0.01%

LMCG Small Cap Growth	6,808	0.01%

River Road Small-Mid Cap Value	27,804	0.03%

River Road Small Cap Value	38,643	0.01%

Silvercrest Small Cap	63,499	0.03%

River Road Long-Short	3,406	0.01%

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassification to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time

Notes to Financial Statements (continued)

in the future. Permanent differences are due to net operating losses, tax equalization utilized, distributions received from investments in certain partnerships, and gains from shareholder redemptions in kind. Temporary differences are due to the deferral of qualified late year losses, wash sale loss deferrals, mark-to-market of passive foreign investment companies, non-deductible organizational expense, amortization of premium outstanding, distributions received from investments in certain partnerships, and capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Fairpointe ESG Equity		River Road Focused Absolute Value		Montag & Caldwell Growth
Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$133,548	$120,366	$202,395	$151,316	$341,791	$188,976

Short-term capital gains	—	—	1,400,491	910,064	12,228,160	346,008

Long-term capital gains	—	—	462,421	880,256	93,703,352	74,718,856

	$133,548	$120,366	$2,065,307	$1,941,636	$106,273,303	$75,253,840

	River Road Dividend All Cap Value		River Road Dividend All Cap Value II		Fairpointe Mid Cap
Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$19,767,269	$21,817,357	$2,056,928	$2,717,745	$15,877,782	$2,121,795

Short-term capital gains	—	3,102,255	—	318,039	—	—

Long-term capital gains	46,700,656	38,240,751	8,648,647	5,662,802	178,445,364	257,606,580

	$66,467,925	$63,160,363	$10,705,575	$8,698,586	$194,323,146	$259,728,375

	LMCG Small Cap Growth		River Road Small-Mid Cap Value		River Road Small Cap Value
Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	—	—	—	—	—	—

Short-term capital gains	—	—	$1,453,743	$1,297,400	$6,540,371	$8,295,795

Long-term capital gains	—	—	2,991,892	4,886,827	25,360,058	32,632,718

	—	—	$4,445,635	$6,184,227	$31,900,429	$40,928,513

	Silvercrest Small Cap		DoubleLine Core Plus Bond		River Road Long-Short
Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$245,754	$153,570	$22,844,511	$20,443,183	—	—

Short-term capital gains	4,650,859	620,025	—	—	$316,403	—

Long-term capital gains	15,850,256	20,303,757	—	—	1,278,619	—

	$20,746,869	$21,077,352	$22,844,511	$20,443,183	$1,595,022	—

					Pictet International
Distributions paid from:					2019	2018

Ordinary income					$28,999,102	$32,906,014

Short-term capital gains					—	25,626,511

Long-term capital gains					105,598,392	31,548,773

					$134,597,494	$90,081,298

Notes to Financial Statements (continued)

As of October 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Fairpointe ESG Equity	River Road Focused Absolute Value	Montag & Caldwell Growth	River Road Dividend All Cap Value	River Road Dividend All Cap Value II

Capital loss carryforward	$302,232	—	—	—	—

Undistributed ordinary income	97,741	$392,540	—	$4,776,937	$270,643

Undistributed short-term capital gains	—	1,033,665	—	—	—

Undistributed long-term capital gains	—	2,023,593	$42,167,371	35,668,194	3,201,715

Late-year loss deferral	—	—	242,464	—	—

	Fairpointe Mid Cap	LMCG Small Cap Growth	River Road Small-Mid Cap Value	River Road Small Cap Value	Silvercrest Small Cap

Capital loss carryforward	—	$2,561,414	—	—	—

Undistributed ordinary income	$8,758,194	—	—	—	$570,742

Undistributed short-term capital gains	—	—	$1,475,313	$11,022,854	—

Undistributed long-term capital gains	63,582,610	—	1,731,534	14,192,439	4,849,841

Late-year loss deferral	—	291,217	—	—	—

			DoubleLine Core Plus Bond	River Road Long-Short	Pictet International

Capital loss carryforward			$15,173,103	—	$84,849,136

Undistributed ordinary income			744,081	$21	6,584,315

Undistributed short-term capital gains			—	1,620,588	—

Undistributed long-term capital gains			—	427,448	—

At October 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Fairpointe ESG Equity	$10,943,144	$1,571,955	$(515,994)	$1,055,961

River Road Focused Absolute Value	135,336,869	12,617,288	(1,920,426)	10,696,862

Montag & Caldwell Growth	314,153,316	183,778,087	(1,628,169)	182,149,918

River Road Dividend All Cap Value	493,583,478	156,492,269	(25,710,856)	130,781,413

River Road Dividend All Cap Value II	51,516,823	14,158,079	(2,263,450)	11,894,629

Fairpointe Mid Cap	1,405,600,442	402,572,939	(121,649,390)	280,923,549

LMCG Small Cap Growth	43,336,375	7,192,623	(3,219,889)	3,972,734

River Road Small-Mid Cap Value	161,076,047	18,058,061	(8,432,661)	9,625,400

River Road Small Cap Value	359,550,775	76,842,075	(29,436,464)	47,405,611

Silvercrest Small Cap	208,480,069	31,472,267	(15,698,043)	15,774,224

DoubleLine Core Plus Bond	669,974,074	24,049,366	(8,048,563)	16,000,803

River Road Long-Short	18,347,374	1,810,433	(1,573,645)	236,788

Pictet International	302,857,777	27,918,575	(33,629,563)	(5,710,988)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Notes to Financial Statements (continued)

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term

FairPointe ESG Equity	$302,232	—

LMCG Small Cap Growth	$2,561,414	—

DoubleLine Core Plus Bond	$4,267,149	$10,905,954

Pictet International	$27,996,636	$56,852,500

As of October 31, 2019, the Funds not listed above had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended October 31, 2019, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term

DoubleLine Core Plus Bond	$1,651,453	—

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. As of November 13, 2018, River Road Small Cap Value transferred securities and cash to certain shareholders in connection with redemptions in-kind transactions in the amount of $41,220,112. For the purposes of U.S. GAAP, the transaction was treated as a sale of securities and the resulting gain or loss was recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Prior to March 1, 2019, Pictet International deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2019, Pictet International had redemption fees amounting to $359,895. For the fiscal year ended October 31, 2018, Pictet International had redemption fees amounting to $125,630. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended October 31, 2019 and October 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Fairpointe ESG Equity				River Road Focused Absolute Value

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:

Proceeds from sale of shares	13,776	$151,372	8,773	$107,345	549,665	$6,419,128	345,357	$4,132,526

Reinvestment of distributions	627	6,356	748	9,243	58,788	586,698	51,795	584,247

Cost of shares repurchased	(18,079)	(207,060)	(19,289)	(236,085)	(171,588)	(2,011,511)	(253,622)	(2,931,767)

Net increase (decrease)	(3,676)	$(49,332)	(9,768)	$(119,497)	436,865	$4,994,315	143,530	$1,785,006

Class I:

Proceeds from sale of shares	136,922	$1,538,895	412,889	$5,059,710	9,567,363	$112,119,561	506,084	$5,975,162

Reinvestment of distributions	12,631	127,192	9,049	111,123	116,443	1,165,589	119,483	1,352,549

Cost of shares repurchased	(24,662)	(285,831)	(7,327)	(91,510)	(1,138,795)	(13,504,092)	(314,384)	(3,661,346)

Net increase	124,891	$1,380,256	414,611	$5,079,323	8,545,011	$99,781,058	311,183	$3,666,365

Notes to Financial Statements (continued)

	Fairpointe ESG Equity				River Road Focused Absolute Value

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class Z:

Proceeds from sale of shares	—	—	—	—	6,356	$75,000	—	—

Reinvestment of distributions	—	—	—	—	437	4,375	427	$4,840

Net increase	—	—	—	—	6,793	$79,375	427	$4,840

	Montag & Caldwell Growth				River Road Dividend All Cap Value

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	489,067	$9,234,902	534,645	$11,026,782	545,101	$6,434,066	954,322	$12,023,431

Reinvestment of distributions	2,038,637	31,129,988	1,063,852	20,957,885	744,290	7,942,959	660,797	8,289,573

Cost of shares repurchased	(2,703,397)	(48,344,095)	(5,342,480)	(111,440,545)	(2,987,912)	(34,927,219)	(4,057,839)	(51,163,298)

Share Conversion	33,601	585,466	—	—	—	—	—	—

Net decrease	(142,092)	$(7,393,739)	(3,743,983)	$(79,455,878)	(1,698,521)	$(20,550,194)	(2,442,720)	$(30,850,294)

Class I:

Proceeds from sale of shares	2,224,407	$37,510,016	3,812,515	$79,045,937	7,163,258	$84,820,750	11,123,981	$139,902,240

Reinvestment of distributions	4,568,635	70,128,543	2,312,557	45,742,378	5,343,632	57,080,715	4,272,488	53,560,954

Cost of shares repurchased	(10,059,793)	(175,935,523)	(16,764,310)	(348,176,399)	(29,815,893)	(350,994,576)	(16,140,415)	(203,004,384)

Net decrease	(3,266,751)	$(68,296,964)	(10,639,238)	$(223,388,084)	(17,309,003)	$(209,093,111)	(743,946)	$(9,541,190)

Class R:[1]

Proceeds from sale of shares	6,778	$105,687	5,292	$105,496	—	—	—	—

Reinvestment of distributions	3,480	51,232	1,879	36,074	—	—	—	—

Cost of shares repurchased	(5,785)	(686,982)	(9,961)	(204,960)	—	—	—	—

Share Conversion	(34,906)	(585,466)	—	—	—	—	—	—

Net decrease	(30,433)	$(1,115,529)	(2,790)	$(63,390)	—	—	—	—

Class Z:

Proceeds from sale of shares	—	—	—	—	—	—	251,380	$3,195,307

Reinvestment of distributions	—	—	—	—	539	$5,769	1,709	21,471

Cost of shares repurchased	—	—	—	—	(45,743)	(568,778)	(222,749)	(2,784,101)

Net increase (decrease)	—	—	—	—	(45,204)	$(563,009)	30,340	$432,677

Notes to Financial Statements (continued)

	River Road Dividend All Cap Value II					Fairpointe Mid Cap

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	10,248	$133,078	4,348	$64,163	2,004,707	$71,071,732	3,794,347	$162,654,871

Reinvestment of distributions	25,613	292,874	13,908	200,402	1,845,204	58,437,613	1,896,462	81,377,192

Cost of shares repurchased	(23,177)	(294,793)	(72,926)	(1,057,300)	(12,374,483)	(443,743,803)	(13,139,539)	(553,934,059)

Net increase (decrease)	12,684	$131,159	(54,670)	$(792,735)	(8,524,572)	$(314,234,458)	(7,448,730)	$(309,901,996)

Class I:

Proceeds from sale of shares	977,377	$12,171,977	714,224	$10,217,669	10,308,577	$380,893,807	13,948,944	$602,613,915

Reinvestment of distributions	881,877	10,105,338	575,938	8,307,708	3,336,941	108,484,016	3,724,484	163,915,906

Cost of shares repurchased	(3,366,588)	(42,423,588)	(3,344,871)	(48,175,390)	(27,594,317)	(1,030,984,523)	(35,171,978)	(1,514,381,967)

Net decrease	(1,507,334)	$(20,146,273)	(2,054,709)	$(29,650,013)	(13,948,799)	$(541,606,700)	(17,498,550)	$(747,852,146)

Class Z:

Proceeds from sale of shares	11,080	$136,614	2,278	$33,368	1,171,029	$41,213,653	7,991,905	$346,133,605

Reinvestment of distributions	2,274	26,316	1,632	23,529	476,357	15,472,072	36,921	1,624,158

Cost of shares repurchased	—	—	(13,143)	(190,623)	(5,531,480)	(203,971,612)	(3,036,213)	(131,853,970)

Net increase (decrease)	13,354	$162,930	(9,233)	$(133,726)	(3,884,094)	$(147,285,887)	4,992,613	$215,903,793

	LMCG Small Cap Growth				River Road Small-Mid Cap Value

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	77,043	$1,335,673	530,613	$9,552,619	3,383,305	$25,245,640	1,868,113	$14,965,056

Reinvestment of distributions	—	—	—	—	154,345	964,654	125,130	917,204

Cost of shares repurchased	(475,807)	(8,275,709)	(1,327,776)	(22,567,317)	(2,731,529)	(19,004,844)	(601,269)	(4,706,768)

Net increase (decrease)	(398,764)	$(6,940,036)	(797,163)	$(13,014,698)	806,121	$7,205,450	1,391,974	$11,175,492

Class I:

Proceeds from sale of shares	962,910	$17,061,091	1,318,884	$23,153,350	13,135,436	$100,556,973	2,610,047	$20,648,002

Reinvestment of distributions	—	—	—	—	500,729	3,199,661	675,443	5,045,558

Cost of shares repurchased	(3,946,908)	(66,772,213)	(2,619,482)	(43,969,847)	(2,128,365)	(15,695,229)	(1,042,654)	(8,084,673)

Net increase (decrease)	(2,983,998)	$(49,711,122)	(1,300,598)	$(20,816,497)	11,507,800	$88,061,405	2,242,836	$17,608,887

Class Z:

Proceeds from sale of shares	—	—	—	—	7,503	$58,059	9,228	$80,000

Reinvestment of distributions	—	—	—	—	1,486	9,497	2,371	17,688

Cost of shares repurchased	—	—	—	—	(3,665)	(28,146)	—	—

Net increase	—	—	—	—	5,324	$39,410	11,599	$97,688

Notes to Financial Statements (continued)

	River Road Small Cap Value					Silvercrest Small Cap

	October 31, 2019			October 31, 2018		October 31, 2019		October 31, 2018
	Shares	Amount		Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	789,028	$9,842,913		514,388	$6,981,510	1,282,981	$20,241,344	119,787	$2,187,349

Reinvestment of distributions	278,695	2,940,228		329,745	4,286,683	207,428	2,775,383	106,704	1,953,748

Cost of shares repurchased	(907,582)	(10,941,540)		(887,258)	(12,019,368)	(447,723)	(6,790,199)	(783,060)	(14,267,961)

Net increase (decrease)	160,141	$1,841,601		(43,125)	$(751,175)	1,042,686	$16,226,528	(556,569)	$(10,126,864)

Class I:

Proceeds from sale of shares	10,281,841	$128,672,870		6,805,339	$93,808,922	2,338,382	$35,839,074	3,725,270	$68,983,519

Reinvestment of distributions	2,630,242	28,327,708		2,767,209	36,582,499	1,088,541	14,727,958	1,034,516	19,107,515

Cost of shares repurchased	(9,212,731)	(118,167,655)	[2]	(4,176,601)	(58,213,101)	(4,951,566)	(77,317,287)	(5,835,136)	(107,793,516)

Net increase (decrease)	3,699,352	$38,832,923		5,395,947	$72,178,320	(1,524,643)	$(26,750,255)	(1,075,350)	$(19,702,482)

Class Z:

Proceeds from sale of shares	344	$4,501		2,080	$29,536	339,198	$5,192,669	2,144,119	$39,852,797

Reinvestment of distributions	1,585	17,058		1,562	20,634	231,352	3,127,881	872	16,089

Cost of shares repurchased	—	—		(2,080)	(27,456)	(280,410)	(4,372,137)	(183,354)	(3,415,675)

Net increase	1,929	$21,559		1,562	$22,714	290,140	$3,948,413	1,961,637	$36,453,211

	DoubleLine Core Plus Bond					River Road Long-Short

	October 31, 2019			October 31, 2018		October 31, 2019		October 31, 2018
	Shares	Amount		Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	2,290,302	$24,157,256		3,208,660	$33,620,666	44,736	$567,292	21,068	$263,257

Reinvestment of distributions	292,173	3,065,506		375,842	3,927,700	18,650	208,129	—	—

Cost of shares repurchased	(4,850,423)	(50,889,160)		(9,494,394)	(99,246,564)	(167,772)	(2,067,882)	(160,145)	(1,980,544)

Net decrease	(2,267,948)	$(23,666,398)		(5,909,892)	$(61,698,198)	(104,386)	$(1,292,461)	(139,077)	$(1,717,287)

Class I:

Proceeds from sale of shares	20,919,284	$218,829,136		15,144,066	$159,105,577	397,986	$5,100,746	676,485	$8,599,175

Reinvestment of distributions	1,572,580	16,529,209		1,435,849	14,975,472	121,788	1,381,075	—	—

Cost of shares repurchased	(13,633,717)	(142,471,689)		(18,483,535)	(192,781,692)	(816,214)	(9,941,875)	(986,687)	(12,341,172)

Net increase (decrease)	8,858,147	$92,886,656		(1,903,620)	$(18,700,643)	(296,440)	$(3,460,054)	(310,202)	$(3,741,997)

Class Z:

Proceeds from sale of shares	76,150	$790,032		72,697	$756,674	—	—	3,925	$50,000

Reinvestment of distributions	8,502	89,469		5,475	57,102	372	$4,220	—	—

Cost of shares repurchased	(45,503)	(476,327)		(36,721)	(381,792)	—	—	—	—

Net increase	39,149	$403,174		41,451	$431,984	372	$4,220	3,925	$50,000

Notes to Financial Statements (continued)

	Pictet International

	October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	3,166,486	$30,468,916	8,747,423	$95,768,145

Reinvestment of distributions	1,264,376	10,013,861	19,707	222,100

Cost of shares repurchased	(3,593,474)	(32,170,155)	(746,267)	(8,057,404)

Net increase	837,388	$8,312,622	8,020,863	$87,932,841

Class I:

Proceeds from sale of shares	6,948,169	$60,766,536	16,627,610	$184,401,813

Reinvestment of distributions	1,993,197	15,845,913	1,873,692	21,135,242

Cost of shares repurchased	(13,441,948)	(121,280,664)	(171,793,280)	(1,979,453,800)

Net decrease	(4,500,582)	$(44,668,215)	(153,291,978)	$(1,773,916,745)

Class Z:

Proceeds from sale of shares	5,116,982	$45,623,630	191,849,252	$2,203,485,726

Reinvestment of distributions	13,658,436	108,174,812	238,202	2,679,750

Cost of shares repurchased	(143,712,741)	(1,288,695,480)	(62,059,814)	(649,312,899)

Net increase (decrease)	(124,937,323)	$(1,134,897,038)	130,027,640	$1,556,852,577

[1]	Effective May 31, 2019, Class R shares were converted into Class N shares.

[2]	Includes redemption in-kind in the amount of $41,220,112.

At October 31, 2019, certain affiliated and unaffiliated shareholders of record, including individually or collectively, held greater than 10% of the net assets of the Funds as follows: Silvercrest Small Cap - one owns 12%, and River Road Long-Short - one owns 19%. Transactions by this shareholder may have a material impact on the Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2019, the market value of Repurchase Agreements outstanding is as follows:

Market Value

River Road Dividend All Cap Value	$11,684,694

River Road Dividend All Cap Value II	1,316,687

LMCG Small Cap Growth	849,584

River Road Small Cap Value	1,039,716

DoubleLine Core Plus Bond	6,806,448

Pictet International	5,908,337

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency

Notes to Financial Statements (continued)

exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. SECURITIES TRANSACTED ON A WHEN ISSUED BASIS

DoubleLine Core Plus Bond may enter into To-Be-Announced (“TBA”) sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, with the same counterparty, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in Footnote 1a above.

Each TBA contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment with the same broker, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

k. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

DoubleLine Core Plus Bond may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedules of Portfolio Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold on TBA commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. The investment portfolios of River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, River Road Small-Mid Cap, River Road Small Cap Value and River Road Long-Short are managed by River Road Asset Management, LLC. AMG indirectly owns a majority interest in River Road Asset Management, LLC.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Fairpointe ESG Equity	0.70%

River Road Focused Absolute Value	0.60%

Montag & Caldwell Growth

on first $800 million	0.70%

over $800 million up to $6 billion	0.50%

over $6 billion up to $12 billion	0.45%

over $12 billion	0.40%

River Road Dividend All Cap Value	0.60%

River Road Dividend All Cap Value II	0.60%

Fairpointe Mid Cap

on first $100 million	0.70%

next $300 million	0.65%

over $400 million	0.60%

LMCG Small Cap Growth	0.90%

River Road Small-Mid Cap Value	0.75%

River Road Small Cap Value	0.80%

Silvercrest Small Cap	0.90%

DoubleLine Core Plus Bond	0.45%

River Road Long-Short	0.85%

Pictet International	0.70%

The Investment Manager has contractually agreed, through at least March 1, 2020 for Fairpointe ESG Equity, River Road Focused Absolute Value, River Road Dividend All Cap Value, River Road Dividend All Cap Value II, LMCG Small Cap Growth, River Road Small-Mid Cap Value, Silvercrest Small Cap, DoubleLine Core Plus Bond, River Road Long-Short, and Pictet International, and through at least March 1, 2021 for Montag & Caldwell Growth and Fairpointe Mid Cap, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts in connection with securities sold short), shareholder servicing fees, distribution and service 12b-1 fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses). The percentages of the Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances are as follows:

Notes to Financial Statements (continued)

Fairpointe ESG Equity	0.82%

River Road Focused Absolute Value	0.71%

Montag & Caldwell Growth[1]	0.92%

River Road Dividend All Cap Value	0.99%

River Road Dividend All Cap Value II	0.99%

Fairpointe Mid Cap[1]	0.82%

LMCG Small Cap Growth	1.03%

River Road Small-Mid Cap Value	1.04%

River Road Small Cap Value	N/A

Silvercrest Small Cap	1.08%

DoubleLine Core Plus Bond	0.61%

River Road Long-Short	1.12%

Pictet International	0.98%

[1]	Prior to August 1, 2019, Montag & Caldwell Growth and Fairpointe Mid Cap did not have an expense cap.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2019, each Fund’s expiration of recoupment are as follows:

Expiration Period	Fairpointe ESG Equity	River Road Focused Absolute Value	LMCG Small Cap Growth

Less than 1 year	$46,791	$81,771	—

1-2 years	85,192	86,585	$138,373

2-3 years	87,493	166,409	140,019

Total	$219,476	$334,765	$278,392

Expiration Period	River Road Small-Mid Cap Value	Silvercrest Small Cap	DoubleLine Core Plus Bond

1-2 years	$7,839	$97,719	$340,790

2-3 years	20,606	126,590	345,605

Total	$28,445	$224,309	$686,395

Expiration Period	River Road Long-Short

1-2 years	$90,974

2-3 years	105,218

Total	$196,192

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N and Class R shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of up to 0.25% and 0.50% annually of each Fund’s average daily net assets attributable to the Class N and Class R shares, respectively.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2019, were as follows:

Fund	Actual Amount Incurred

Fairpointe ESG Equity

Class N	0.22%

River Road Focused Absolute Value

Class N	0.25%

Montag & Caldwell Growth

Class N	0.18%

Class R1	0.50%

River Road Dividend All Cap Value

Class N	0.25%

River Road Dividend All Cap Value II

Class N	0.24%

Notes to Financial Statements (continued)

Fund	Actual Amount Incurred

Fairpointe Mid Cap

Class N	0.25%

LMCG Small Cap Growth

Class N	0.20%

River Road Small-Mid Cap Value

Class N	0.24%

River Road Small Cap Value

Class N	0.25%

Silvercrest Small Cap

Class N	0.25%

DoubleLine Core Plus Bond

Class N	0.25%

River Road Long-Short

Class N	0.25%

Pictet International

Class N	0.25%

[1] Effective May 31, 2019 Class R shares converted to Class N shares.

The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class N and R shares of Montag & Caldwell Growth for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Class R shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of the Class N, Class I and Class R shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N, Class I and Class R shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of 0.15% of each respective Class’s average daily net assets as shown in the table below.

The Investment Manager has agreed, through at least October 1, 2020, to waive a portion of shareholder servicing fees paid by the various share classes of each Fund, as necessary, to ensure the total net expense ratio for each share class of each Fund does not increase due to the changes in the methodology of shareholder servicing reimbursements described above.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2019, were as follows:

Fund	Actual Amount Incurred

Fairpointe ESG Equity

Class N	0.08%

Class I	0.08%

River Road Focused Absolute Value

Class N	0.04%

Class I	0.04%

Montag & Caldwell Growth

Class N	0.07%

Class I	0.07%

Class R	0.07%

River Road Dividend All Cap Value

Class N	0.07%

Class I	0.05%

River Road Dividend All Cap Value II

Class N	0.11%

Class I	0.07%

Fairpointe Mid Cap

Class N	0.08%

Class I	0.08%

LMCG Small Cap Growth

Class N	0.07%

Class I	0.07%

River Road Small-Mid Cap Value

Class N	0.06%

Class I	0.05%

River Road Small Cap Value

Class N	0.10%

Class I	0.08%

Silvercrest Small Cap

Class N	0.07%

Class I	0.07%

DoubleLine Core Plus Bond

Class N	0.08%

Class I	0.08%

River Road Long-Short

Class N	0.08%

Class I	0.08%

Notes to Financial Statements (continued)

Fund	Actual Amount Incurred

Pictet International

Class N	0.11%

Class I	0.11%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits Fairpointe ESG Equity, River Road Focused Absolute Value, River Road Dividend All Cap Value II, Silvercrest Small Cap, River Road Long-Short and Pictet International to lend money for certain temporary purposes directly to other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for the lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2019, Silvercrest Small Cap lent a maximum of $237,737 for five days earning interest of $71. The interest earned is included on the Statement of Operations as interest income. Fairpointe ESG Equity, River Road Focused Absolute Value, River Road Dividend All Cap Value II, River Road Long-Short and Pictet International did not loan to other funds in the AMG Funds family. At October 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Fairpointe ESG Equity	$5,804,802	$4,790,549

River Road Focused Absolute Value	146,470,954	45,660,999

Montag & Caldwell Growth	100,443,181	267,680,219

River Road Dividend All Cap Value	208,365,075	484,387,201

River Road Dividend All Cap Value II	23,411,169	50,402,234

Fairpointe Mid Cap	460,667,835	1,690,774,990

LMCG Small Cap Growth	108,329,005	162,208,426

River Road Small-Mid Cap Value	122,972,889	35,621,463

River Road Small Cap Value	184,085,866	148,855,604

Silvercrest Small Cap	44,734,622	71,423,867

	Long Term Securities

Fund	Purchases	Sales

DoubleLine Core Plus Bond	$170,105,654	$133,822,464

River Road Long-Short	98,933,094	92,323,454

Pictet International	194,838,031	1,477,987,191

Purchases and sales of U.S. Government Obligations for the fiscal year ended October 31, 2019 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

DoubleLine Core Plus Bond	$168,221,636	$145,487,394

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, and cash and securities collateral received at October 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

River Road Focused Absolute Value	$14,351,760	—	$15,055,980	$15,055,980

Montag & Caldwell Growth	3,674,230	—	3,753,903	3,753,903

River Road Dividend All Cap Value	95,829,561	$11,684,694	87,468,529	99,153,223

River Road Dividend All Cap Value II	11,218,792	1,316,687	10,299,743	11,616,430

LMCG Small Cap Growth	6,133,357	849,584	5,473,503	6,323,087

Notes to Financial Statements (continued)

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

River Road Small-Mid Cap Value	21,932,208	—	$22,467,564	$22,467,564

River Road Small Cap Value	46,261,890	$1,039,716	45,763,238	46,802,954

Silvercrest Small Cap	36,337,666	—	37,589,196	37,589,196

DoubleLine Core Plus Bond	6,202,046	6,806,448	237,233	7,043,681

Pictet International	5,603,327	5,908,337	—	5,908,337

The following table summarizes the securities received as collateral for securities lending at October 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range

River Road Focused Absolute Value	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

Montag & Caldwell Growth	U.S. Treasury Obligations	0.010%-3.625%	04/15/20-05/15/47

River Road Dividend All Cap Value	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

River Road Dividend All Cap Value II	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

LMCG Small Cap Growth	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

River Road Small-Mid Cap Value	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

River Road Small Cap Value	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

Silvercrest Small Cap	U.S. Treasury Obligations	0.000%-8.750%	11/14/19-02/15/49

DoubleLine Core Plus Bond	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-05/15/48

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. RISKS ASSOCIATED WITH HIGH YIELD SECURITIES

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8. MORTGAGE-BACKED SECURITIES

DoubleLine Core Plus Bond may invest in mortgage-backed securities (“MBS”). These securities represent interests in pools of mortgage loans and they provide holders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on MBS issued or guaranteed by Ginnie Mae is backed by Ginnie Mae and the full faith and credit of the U.S. government. MBS issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not full faith and credit obligations of the U.S. government. Certain obligations, such as those issued by the Federal Home Loan Banks, Fannie Mae and Freddie Mac are supported only by the credit of the issuer. MBS issued by private issuers are not government securities and are not guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government-backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. DoubleLine Core Plus Bond may also invest in collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”) and real estate mortgage investment conduits (“REMICs”). A CMO and/or REMIC is a bond that is collateralized by a pool of MBS. A CLO is a bond that is collateralized by a financial institution’s receivables from loans. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages or loans are repaid.

9. FLOATING RATE SENIOR LOAN INTERESTS

Doubleline Core Plus Bond may invest in Floating Rate Senior Loan Interests. These are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of October 31, 2019. Senior Loans are generally not registered under the Securities Act of 1933 and often incorporate certain

Notes to Financial Statements (continued)

restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted. As a result, the actual maturity may be substantially less than the stated maturity. The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate.

10. STRIPPED SECURITIES

DoubleLine Core Plus Bond may invest in stripped securities (“STRIPS”) for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated repayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

11. SECURITIES SOLD SHORT

River Road Long-Short utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. The Fund has entered into a Master Securities Loan Agreement (“MSLA”) with BNYM pursuant to which the Fund borrows securities from BNYM to facilitate short sale transactions. The Fund is required to pledge collateral, in cash and/or securities, to collateralize the Fund’s obligations to BNYM in respect of borrowed securities. The MSLA provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party. The Fund is subject to credit risk should BNYM be unable to meet its obligations to the Fund, including the obligation to return cash collateral to the Fund. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to the MSLA in the Statement of Assets and Liabilities, and security positions segregated as collateral for short sales are included in investments at value in the Statement of Assets and Liabilities. As of October 31, 2019, the value of securities sold short was $7,779,619, and the Fund had $8,041,931 of cash deposited with BNYM and securities segregated as collateral worth $2,420,276. In accordance with the terms of its MSLA, the Fund may receive rebate income or be charged a fee on the market value on the collateral of loaned securities. The income received or fee paid is calculated based upon a variable rate minus a spread. The Fund will recognize interest income if the variable rate is greater than the spread or interest expense if the variable rate is less than the spread. For the fiscal year ended October 31, 2019, the Fund had interest income and dividend expense in the amount of $136,225 and $236,202, respectively.

12. CREDIT AGREEMENT

Effective July 6, 2010, and as amended July 24, 2019, the Trust entered into a Credit Agreement with BNYM which provides the Trust with a revolving line of credit facility of up to $50 million. The facility is shared by each Fund of the Trust and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The interest rate on outstanding Alternate Base Rate Loans is equal to the greater of the Prime Rate plus 1.25%, or 0.50% plus the Federal Funds Effective Rate plus 1.25%. The interest rate on outstanding Overnight Loans is equal to the greater of the Federal Funds Effective Rate plus 1.25%, or the One-Month LIBOR Rate plus 1.25%. The Trust pays a commitment fee on the unutilized commitment amount of 0.175% per annum, which is allocated to the Funds based on average daily net assets and included in miscellaneous expense on the Statement of Operations. The Funds listed below utilized the line of credit during the fiscal year ended October 31, 2019. The interest expense amount is included in the Statement of Operations as interest expense. At October 31, 2019, the Funds had no loans outstanding, except for LMCG Small Cap Growth which had a loan outstanding in the amount of $2,719,390.

The following Funds utilized the line of credit during the fiscal year ended October 31, 2019:

Fund	Maximum Amount Borrowed	Number of Days	Interest Paid

River Road Focused Absolute Value	$2,812,429	2	$513

Montag & Caldwell Growth	5,079,710	5	1,609

River Road Dividend All Cap Value	50,000,000	18	31,457

River Road Dividend All Cap Value II	2,855,275	16	2,446

Fairpointe Mid Cap	21,818,628	16	12,309

LMCG Small Cap Growth	11,505,739	14	5,357

River Road Small-Mid Cap Value	3,799,855	3	1,096

Silvercrest Small Cap	2,429,131	7	912

River Road Long-Short	1,072,272	5	321

Pictet International	46,880,140	82	99,493

Notes to Financial Statements (continued)

13. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending, short-sale programs and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending and short sale transactions, see Note 4 and Note 11, respectively.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

River Road Dividend All Cap Value

Cantor Fitzgerald Securities, Inc.	$2,775,263	—	$2,775,263	$2,775,263	—

Citigroup Global Markets, Inc.	2,775,263	—	2,775,263	2,775,263	—

Credit Suisse AG	583,642	—	583,642	583,642	—

Daiwa Capital Markets America	2,775,263	—	2,775,263	2,775,263	—

Guggenheim Securities LLC	2,775,263	—	2,775,263	2,775,263	—

Total	$11,684,694	—	$11,684,694	$11,684,694	—

River Road Dividend All Cap Value II

Credit Suisse AG	$316,687	—	$316,687	$316,687	—

Guggenheim Securities LLC	1,000,000	—	1,000,000	1,000,000	—

Total	$1,316,687	—	$1,316,687	$1,316,687	—

LMCG Small Cap Growth

Industrial and Commercial Bank of China Financial Services LLC	$849,584	—	$849,584	$849,584	—

River Road Small Cap Value

Bank of America Securities, Inc.	$39,716	—	$39,716	$39,716	—

Guggenheim Securities LLC,	1,000,000	—	1,000,000	1,000,000	—

Total	$1,039,716	—	$1,039,716	$1,039,716	—

DoubleLine Core Plus Bond

Cantor Fitzgerald Securities, Inc.	$1,616,616	—	$1,616,616	$1,616,616	—

Citigroup Global Markets, Inc.	1,616,616	—	1,616,616	1,616,616	—

Credit Suisse AG	339,984	—	339,984	339,984	—

Daiwa Capital Markets America	1,616,616	—	1,616,616	1,616,616	—

Guggenheim Securities LLC	1,616,616	—	1,616,616	1,616,616	—

Total	$6,806,448	—	$6,806,448	$6,806,448	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Pictet International

Cantor Fitzgerald Securities, Inc.	$1,403,294	—	$1,403,294	$1,403,294	—

Citigroup Global Markets, Inc.	1,403,294	—	1,403,294	1,403,294	—

Credit Suisse AG	295,161	—	295,161	295,161	—

Daiwa Capital Markets America	1,403,294	—	1,403,294	1,403,294	—

Guggenheim Securities LLC	1,403,294	—	1,403,294	1,403,294	—

Total	$5,908,337	—	$5,908,337	$5,908,337	—

14. SUBSEQUENT EVENTS

The Funds have determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements, except for effective January 1, 2020 (the “Implementation Date”), the management fee and the expense cap for the Pictet International will be reduced from 0.70% to 0.67% and 0.98% to 0.89%, respectively. The expense cap will be in existence through at least March 1, 2021. Also effective on the Implementation Date, the maximum amount of shareholder servicing fees incurred for Class I shares of the Pictet International will decrease from 0.15% to 0.10%.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds IV and Shareholders of AMG Managers Fairpointe ESG Equity Fund, AMG River Road Focused Absolute Value Fund, AMG Managers Montag & Caldwell Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund, AMG Managers DoubleLine Core Plus Bond Fund, AMG River Road Long-Short Fund, and AMG Managers Pictet International Fund:

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Funds IV and Shareholders of AMG Managers Fairpointe ESG Equity Fund, AMG River Road Focused Absolute Value Fund, AMG Managers Montag & Caldwell Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Managers Silvercrest Small Cap Fund, AMG Managers DoubleLine Core Plus Bond Fund, AMG River Road Long-Short Fund, and AMG Managers Pictet International Fund (constituting AMG Funds IV, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions. The financial highlights for the period ended October 31, 2015 for the Funds were audited by another independent registered public accounting firm whose report dated December 22, 2015 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION (unaudited)

The Funds each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2016/2017 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Fund elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its taxable period ended October 31, 2019:

AMG Managers Pictet International Fund

▶The total amount of taxes paid and income sourced from foreign countries was $1,209,274 and $15,480,196, respectively.

Pursuant to section 852 of the Internal Revenue Code, the Funds each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2019, or if subsequently determined to be different, the net capital gains of such period as follows:

Fund	Amount

River Road Focused Absolute Value	$462,421

Montag & Caldwell Growth	100,207,255

River Road Dividend All Cap Value	51,225,258

River Road Dividend All Cap Value II	8,864,692

Fairpointe Mid Cap	265,761,574

River Road Small-Mid Cap Value	2,991,892

Fund	Amount

River Road Small Cap Value	$25,360,058

Silvercrest Small Cap	15,850,256

River Road Long-Short	1,278,619

Pictet International	105,598,392

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2016 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2016 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008-2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2016 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 41

Manager, Legal and Compliance, AMG Funds LLC (2017-Present); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund and AMG Managers Silvercrest Small Cap Fund: Approval of Investment Advisory and Subadvisory Agreements on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds IV (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Advisory Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund, AMG Managers Fairpointe Mid Cap Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Montag & Caldwell Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund and AMG Managers Silvercrest Small Cap Fund (each, a “Fund,” and collectively, the “Funds”) and separately Amendment No. 1 thereto dated October 1, 2016 (collectively, the “Investment Advisory Agreement”) and (ii) each Sub-Investment Advisory Agreement, as amended at any time prior to the date of the meeting, with the applicable Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Advisory Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisers under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Advisory Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Advisory Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Advisory Agreement and supervising each Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by each Subadviser of its obligations to a Fund, including, without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance with respect to a Fund;

prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, any Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Advisory Agreement and applicable law. With respect to AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund, the Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Advisory Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for certain Funds, as described below. The Trustees also considered the Investment Manager’s risk management processes.

For each Fund, the Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy,

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

strategies and techniques (for each Subadviser, its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at each Subadviser with portfolio management responsibility for a Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement(s). The Trustees also considered each Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a

“manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from River Road Asset Management, LLC (“River Road”) to the Investment Manager, and other payments made or to be made from the Investment Manager to River Road. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for AMG Managers DoubleLine Core Plus Bond Fund, AMG Managers Fairpointe ESG Equity Fund, AMG Managers LMCG Small Cap Growth Fund, AMG Managers Pictet International Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Dividend All Cap Value Fund II, AMG River Road Focused Absolute Value Fund, AMG River Road Long-Short Fund, AMG River Road Small-Mid Cap Value Fund and AMG Managers Silvercrest Small Cap Fund, and, effective August 1, 2019, for AMG Managers Fairpointe Mid Cap Fund and AMG Managers Montag & Caldwell Growth Fund.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to maintain contractual expense limitations for certain Funds, as described above, from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Advisory Agreement and supervising each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that, as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to each of DoubleLine Capital LP, Fairpointe Capital LLC, LMCG Investments, LLC, Montag & Caldwell, LLC, Pictet Asset Management Limited and Silvercrest Asset Management Group LLC (each, an “Unaffiliated Subadviser” and collectively, the “Unaffiliated Subadvisers”), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Unaffiliated Subadvisers. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Unaffiliated Subadvisers, including, among others, the indirect benefits that each Unaffiliated Subadviser may receive from its relationship with a Fund, including any so-called “fallout benefits” to the Unaffiliated Subadvisers, such as reputational value derived from the Unaffiliated Subadvisers serving as Subadviser to a Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each Unaffiliated Subadviser and the profitability to each Unaffiliated Subadviser of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

scale in the management of a Fund by each of the Unaffiliated Subadvisers to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to River Road, the Trustees noted that River Road is an affiliate of the Investment Manager, and the Trustees reviewed information regarding the cost to River Road of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees noted that, because River Road is an affiliate of the Investment Manager, a portion of River Road’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. With respect to each applicable Fund, the Board also took into account management’s discussion of the subadvisory fee structure, and the services River Road provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to River Road is reasonable and that River Road is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each applicable Fund, the Investment Manager and each Subadviser.

AMG Managers DoubleLine Core Plus Bond Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class I shares’ inception on July 18, 2011 through March 31, 2019 was below, above, above and above, respectively, the median performance of the Peer Group and below, above, above, and above, respectively, the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, noting that Class I shares of the Fund ranked in the top decile relative to its Peer Group for the 5-year period and the period from inception through March 31, 2019 and in the top quintile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.61%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Fairpointe ESG Equity Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2019 and for the period from the Class I shares’ inception on December 24, 2014 through March 31, 2019 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Index. The Trustees noted that the Fund changed its investment strategy to follow an ESG mandate in 2017 and took into account the Fund’s relatively short performance history with its current investment strategy. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance, and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.82%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Fairpointe Mid Cap Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P MidCap 400® Index. The Trustees also noted that Class N shares of the Fund ranked in the top quintile relative to its Peer Group for the 10-year period. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

classes combined) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that, effective August 1, 2019, the Investment Manager has contractually agreed, through March 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.82%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers LMCG Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class N shares’ inception on November 3, 2010 through March 31, 2019 was above, below, below and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance relative to its Peer Group and the Fund Benchmark. The Trustees also noted the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.03%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Montag & Caldwell Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, below, below and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 1000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance relative to its Peer Group. The Trustees also noted the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that, effective August 1, 2019, the Investment Manager has contractually agreed, through March 1, 2021, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.92%. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Pictet International Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund with that inception date) for the 1-year and 3-year periods ended March 31, 2019 and for the period from the Class I shares’ inception on April 14, 2014 through March 31, 2019 was below, below and above, respectively, the median performance of the Peer Group and below, below, and at, respectively, the performance of the Fund Benchmark, the MSCI EAFE Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020 to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.98%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Dividend All Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, below, below and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the Fund Benchmark, the Russell 3000® Value Index. The Trustees noted the Fund’s more recent improved performance relative to its Peer Group and the Fund Benchmark. The Trustees also noted that Class N shares of the Fund ranked in the top quartile relative to its Peer Group for the 1-year period. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s previous underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Dividend All Cap Value Fund II

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class I shares’ inception on June 27, 2012 through March 31, 2019 was above, below, above and below, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees noted the Fund’s more recent improved performance relative to its Peer Group and the Fund Benchmark. The Trustees also noted that Class I shares of the Fund ranked in the top quartile relative to its Peer Group for the 1-year period. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s previous underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Focused Absolute Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2019 and for the period from the Fund’s inception on November 3, 2015 through March 31, 2019 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Russell 3000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that Class I shares of the Fund ranked in the top decile relative to its Peer Group for all relevant time periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.71%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Long-Short Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class N shares’ inception on May 4, 2011 through March 31, 2019 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also noted that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

to certain excluded expenses) to 1.12%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG River Road Small-Mid Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2500® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, noting that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year, 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.04%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds, and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s

advisory and subadvisory fees are reasonable.

AMG River Road Small Cap Value Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees also took into account management’s discussion of the Fund’s performance, noting that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year, 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager) and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers Silvercrest Small Cap Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has one of the earliest inception dates and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class I shares’ inception on December 27, 2011 through March 31, 2019 was below, below, at and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Value Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.08%. The Trustees also took into account management’s discussion of the Fund’s expenses, including fees and expenses relative to comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser, the foregoing expense reimbursement arrangement and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Advisory Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Advisory Agreement and the applicable Subadvisory Agreement and (b) the Investment Manager and each Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Advisory Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Advisory and the Subadvisory Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

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AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	103119	AR082

Item 2. Code of Ethics.

Registrant has adopted a Code of Ethics. See attached exhibit (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $313,951 for 2019 and $496,037 for 2018.

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $72,150 for 2019 and $98,939 for 2018.

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)

(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f)	Not applicable.

(g)

The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $121,650 for 2019 and $148,439 for 2018. For the fiscal year ended October 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)

The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. Exhibits.

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS IV

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 23, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 23, 2020